Exhibit 10.19

EXECUTION DRAFT

AMENDED AND RESTATED SECURED TERM LOAN AGREEMENT

THIS AMENDED AND RESTATED SECURED TERM LOAN AGREEMENT (together with all amendments, modifications and supplements hereto and restatements hereof, this “Agreement”) is made and entered into as of September 25, 2006 by and among WALCO INTERNATIONAL, INC. (“Borrower”), a Delaware corporation, EACH OF THE CREDIT PARTIES WHICH IS NOW OR HEREAFTER A GUARANTOR HEREUNDER and MERRILL LYNCH PCG, INC. (the “Lender”).

W  I  T  N  E  S  S  E  T  H:

THAT, in consideration of the mutual covenants, agreements and undertakings herein contained, the parties hereto agree to amend and restate in its entirety that certain Secured Term Loan Agreement dated as of June 30, 2005 by and among the parties hereto as follows:

1. DEFINITIONS.

1.1 Certain Defined Terms. Unless a particular word or phrase is otherwise defined or the context otherwise requires, capitalized words and phrases used in the Loan Documents have the meanings provided below.

Accounts shall have the meaning set forth in Article 9 of the UCC and in the PPSA.

Acquired Debt shall mean Indebtedness of (i) a Person or any of its Subsidiaries existing at the time such Person becomes a Subsidiary or (ii) assumed in connection with the acquisition of assets from such Person, in each case whether or not incurred by such Person in connection with, or in anticipation or contemplation of, such Person becoming a Subsidiary of the Borrower or such acquisition. Acquired Debt shall be deemed to have been incurred, with respect to clause (i) of the preceding sentence, on the date such Person becomes a Subsidiary and, with respect to clause (ii) of the preceding sentence, on the date of the consummation of such acquisition of assets.

Adjusted LIBOR Rate shall mean, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the sum of (a) the product of (i) the LIBOR Rate in effect for such Interest Period and (ii) Statutory Reserves and (b) the Applicable Margin.

Affiliate of any Person shall mean any other Person which controls or is controlled by or under common control with such Person. For purposes of this definition, “control” (including “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person through the ownership of securities or by contract; provided that the Lender shall not be an Affiliate of the Borrower. Without limiting the generality of the foregoing, control of the right to vote of five percent (5%) or more of all voting securities of a Person or beneficial ownership of five percent (5%) of the outstanding equity interests in such Person shall be deemed to be control for purposes of compliance with the provisions of Section 7.6 hereof; provided, however, that with respect to any key management employees of the Borrower, control of the right to vote of five percent (5%) or greater, but less than fifteen percent (15%), of all voting securities of the Parent and/or the Borrower or beneficial ownership of five percent (5%) or greater, but less than fifteen percent (15%), of the outstanding equity interests in the Parent and/or the Borrower by such key management employee shall not be deemed to be control for purposes of compliance with the provisions of Section 7.6 hereof.

Alternate Base Rate shall mean, for any day, a rate per annum (rounded upwards to the nearest 1/16 of 1%) equal to the sum of (a) the greater of (i) the Prime Rate (computed on the basis of the actual number of days elapsed over a 360-day year) in effect on such day, and (ii) the Federal Funds Effective Rate (computed on the basis of the actual number of days elapsed over a 360-day year) in effect for such day plus  1/2 of 1% and (b) the Applicable Margin. For purposes of this Agreement, any change in the Alternate Base Rate due to a change in the Prime Rate or Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Effective Rate, respectively. If for any reason the Lender shall have determined (which determination shall be conclusive and binding, absent manifest error) that it is unable to ascertain the Federal Funds Effective Rate for any reason, including the inability or failure of the Lender to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (a)(ii) until the circumstances giving rise to such inability no longer exist.

Alternate Base Rate Borrowing shall mean, as of any date, that portion of the principal balance of any Loan bearing interest at the Alternate Base Rate as of such date.

Annual Audited Financial Statements shall mean (a) the annual financial statements of the Credit Parties and their Subsidiaries, including all notes thereto, which statements shall include, on a Consolidated basis, a balance sheet as of the end of such fiscal year and a statement of operations, a retained earnings statement and a statement of cash flows for such fiscal year, all setting forth in comparative form the corresponding figures from the previous fiscal year and accompanied by a report and opinion of independent certified public accountants with an accounting firm of national standing and with a reputation satisfactory to the Lender, which report shall not contain any material qualification (and be without comment as to the accountants’ opinion whether the Borrower is a “going concern” or can continue to be a “going concern”), except that such report may contain qualification with respect to new accounting principles mandated by the Financial Accounting Standards Board (or its successor organization), and shall state that such financial statements, in the opinion of such accountants, present fairly, in all material respects, the financial position of such Person as of the date thereof and the results of its operations and cash flows for the period covered thereby in conformity with GAAP and (b) to the extent required by the Lender, annual consolidating financial statements of the Credit Parties and their Subsidiaries containing a balance sheet as of the end of such fiscal year and a statement of operations for such fiscal year prepared in reasonable detail. Such statements shall be accompanied by a certificate of such accountants that in making the appropriate audit and/or investigation in connection with such report and opinion, such accountants did not become aware of any Default or Event of Default with respect to any of the financial covenants set forth in Sections 7.11 and 7.12 hereof, or if in the opinion of such accountant any such Default or Event of Default exists, a description of the nature and status thereof.

Applicable Lending Office shall mean, with respect to the Lender, the Lender’s Domestic Lending Office in the case of an Alternate Base Rate Borrowing and the Lender’s LIBOR Lending Office in the case of a LIBOR Borrowing.

Applicable Margin shall mean, for (a) LIBOR Borrowings, (i) 8.25% per annum with respect to Loan A and (ii) 7.00% per annum with respect to Loan B, and (b) Alternate Base Rate Borrowings, (i) 7.25% per annum with respect to Loan A and (ii) 6.00% per annum with respect to Loan B.

Approved Fund shall mean any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) the Lender, (b) an Affiliate of the Lender or (c) an entity or an Affiliate of an entity that administers or manages the Lender.

Asset Sale shall mean any disposition of property or series of related dispositions of property that yields gross proceeds to any Credit Party (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $250,000.

Notwithstanding the foregoing, the following shall not be deemed to be Asset Sales:

(a) the sale of Inventory in the ordinary course of business for fair and adequate consideration;

(b) the sale, exchange or other disposition of Permitted Investment Securities in the ordinary course of business;

(c) the termination, surrender or sublease of a lease of real Property by the Borrower or any of its Subsidiaries in the ordinary course of business;

(d) the sale of Equipment that is obsolete, worn out or no longer needed in the business of the Borrower or any of its Subsidiaries;

(e) sale-leaseback transactions relating to Property having a fair market value not to exceed $1,000,000 in the aggregate during the period from the Loan A Closing Date through the Loan B Maturity Date; and

(f) the sale or other disposition of any other fixed assets (including real Property, equipment and fixtures) having a fair market value not to exceed $2,500,000 in the aggregate during any fiscal year.

Assignment and Acceptance shall have the meaning specified in Section 9.12(c) hereof.

Availability means the amount then available to be drawn as loans and/or letters of credit under the then applicable Credit Facility.

Blocked Person shall mean (i) a Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (ii) a Person owned or controlled by, or acting for or on behalf of, any Person that is listed in the annex to, or is otherwise subject to the provisions of, the Executive Order No. 13224; (iii) a Person or entity with which the Lender is prohibited from dealing or otherwise engaging in any transaction by any Anti-Terrorism Law; (iv) a Person or entity that commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order No. 13224; (v) a Person or entity that is named as a “specially designated national” on the most current list published by the U.S. Treasury Department Office of Foreign Asset Control at its official website or any replacement website or other replacement official publication of such list, or (vi) a Person or entity who is affiliated or associated with a Person or entity listed above.

Borrower shall have the meaning specified in the preamble of this Agreement.

Business Day shall mean a day when the principal office in New York City of the Lender is open for business and the Lender’s Applicable Lending Offices are generally open for business; provided, however, that with respect to LIBOR Borrowings, Business Day shall also mean a day on which transactions in dollar deposits between lenders may be carried on in the London eurodollar interbank market.

Business Entity shall mean corporations, partnerships, limited liability companies, joint ventures, joint stock associations, business trusts and other business entities.

Canadian Subsidiaries shall mean any Subsidiary that is organized and domiciled in Canada.

Capital Expenditures shall mean, with respect to any Person for any period, all capital expenditures of such Person, on a Consolidated basis, for such period (including without limitation, the aggregate amount of Capital Lease Obligations incurred during such period which are required to be capitalized and reported as a liability on the consolidated balance sheet of such Person), determined in accordance with GAAP, consistently applied. For the avoidance of doubt, the term “Capital Expenditures” shall not include those items described in Section 7.4(e)(7).

Capital Lease Obligations shall mean the obligations of a Person to pay that portion of rent or other amounts constituting payments of principal under a lease of (or other agreement conveying the right to use) real and/or personal Property which obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board, as amended), provided that for purposes of this Agreement, the amount of such obligations shall be only the capitalized amount thereof, determined in accordance with GAAP (including such Statement No. 13).

Capital Stock shall mean (i) in the case of a corporation, corporate stock; (ii) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (iii) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and (iv) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

Cash Dividends shall mean, with respect to any Person for any period, all fixed and calculable cash dividend payments actually made with respect to any Capital Stock of such Person for such period.

Cash Management Obligations shall mean any and all obligations and liabilities of Borrower or any of its Subsidiaries to the Lender or any of its Affiliates, now existing or hereafter arising, whether direct, indirect, joint, several, or joint and several, arising under or in any way relating to or incurred in connection with (a) any deposit accounts maintained by Borrower or any of its Subsidiaries with the Lender or any of its Affiliates, (b) any cash management services or treasury administration services provided the Lender or any of its respective Affiliates (c) any documentation relating thereto, or (d) any services or transactions relating thereto, including without limitation, daylight overdraft exposure and credit card, debit card and other similar products.

Change of Control shall mean the occurrence of any of the following at any time after the Loan A Closing Date:

(a) at any time prior the consummation of an initial public offering of any Equity Interests in the Parent, Charlesbank and/or its respective Affiliates shall fail to either (i) beneficially own in the aggregate, directly or indirectly, more than 50% of the aggregate voting power of all issued and outstanding classes of Equity Interests in the Parent having the right to elect Board of Directors of the Parent, or (ii) have the right to cause enough of their nominees in the aggregate to be elected or appointed, and remain serving at all times as, Board of Directors of the Parent so as to constitute a majority of such Board of Directors;

(b) at any time after the consummation of an initial public offering of any Equity Interests in the Parent, any Person and/or its respective Affiliates shall either (i) beneficially own in the aggregate, directly or indirectly, 35% or more of the aggregate voting power of all issued and outstanding classes of Equity Interests in the Parent having the right to elect Board of Directors of the Parent, or (ii) have the right to cause enough of their nominees in the aggregate to be elected or appointed, and remain serving at all times as, Board of Directors of the Parent so as to constitute a majority of such Board of Directors;

(c) at any time the Parent shall cease to own directly, free and clear of all Liens (other than as security for the First Lien Obligations or in favor of the Lender and subordinate and inferior Liens permitted under Section 7.2), both legal title to and beneficial ownership of 100% of all issued and outstanding Equity Interests of the Borrower; provided, however, that a transfer of the legal title to and beneficial ownership of Equity Interests of the Borrower having no more than 10% of the aggregate voting power of all classes of Equity Interests in the Borrower or 10% of the total economic equity interests of the Borrower to management employees of the Borrower shall not trigger a Change of Control;

(d) at any time (i) the Parent shall cease to have the right to elect, directly or indirectly, by virtue of beneficial ownership of Equity Interests of the Borrower, contract or otherwise, at least a majority in number of the members of the Board of Directors of the Borrower or (ii) less than a majority in number of the members of the Board of Directors of the Borrower shall have been elected or appointed, directly or indirectly, by the Parent; or

(e) the occurrence of a Change of Control (as defined in the First Lien Loan Documents or any successor Credit Facility).

As used above, “beneficially own” shall have the same meaning as defined in Rules 13d-3 and 13d-5 of the Securities and Exchange Act of 1934, as amended, or any successor provision thereto.

Change of Control Offer shall have the meaning ascribed thereto in Section 7.17.

Change of Control Payment shall have the meaning ascribed thereto in Section 7.17.

Change of Control Payment Date shall have the meaning ascribed thereto in Section 7.17.

Charlesbank shall mean Charlesbank Equity Fund VI, Limited Partnership, a Massachusetts limited partnership.

Closing Date shall mean (i) with respect to Loan A, the Loan A Closing Date and (ii) with respect to Loan B, the Loan B Closing Date.

Code shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations, rulings and interpretations thereof or thereunder by the Internal Revenue Service.

Collateral shall mean all collateral and security as described in the Security Documents.

Collateral Access Agreement shall mean any landlord waiver, subordination or other agreement, between the Lender and any third party (including any warehouseman, bailee or other similar Person) in possession of any Collateral or any landlord of any Credit Party for any real Property where any Collateral is located, as such landlord waiver or other agreement may be amended, restated, or otherwise modified from time to time.

Commitment shall mean, the commitment of the Lender to make (i) Loan A in the original principal amount of $40,000,000 on the Loan A Closing Date (it being understood that as of the Loan B Closing Date, the entire amount of the commitment in respect of Loan A has been funded and no commitment in respect of Loan A remains outstanding) and (i) Loan B in the original principal amount of $45,000,000 on the Loan B Closing Date.

Consequential Loss shall mean, with respect to (a) the payment of principal of or interest on a LIBOR Borrowing on a day other than the last day of the applicable Interest Period, (b) the failure to borrow or convert a LIBOR Borrowing on the date specified by the Borrower for any reason, or (c) any cessation of the Adjusted LIBOR Rate to apply to the Loans or any part thereof pursuant to Section 2.6 hereof, in each case whether voluntary or involuntary, any loss, expense, penalty, premium or liability incurred by the Lender as a result thereof, including without limitation, any interest paid by the Lender to lenders of funds borrowed by it to make or carry the Loans and any other costs and expenses sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain the Loan.

Consolidated shall mean, for any Person, as applied to any financial or accounting term, such term determined on a consolidated basis in accordance with GAAP (except as otherwise required herein) for such Person and all Subsidiaries thereof.

Contingent Obligation shall mean, as to any Person, any obligation of such Person guaranteeing the payment or performance of any Indebtedness, leases, dividends or other obligations (collectively “primary obligations”) of any other Person (the “primary obligor”), whether directly or indirectly, including without limitation, any obligation of the Person for whom Contingent Obligations is being determined, (a) to purchase any such primary obligation or other property constituting direct or indirect security therefor, (b) assume or contingently agree to become or be secondarily liable in respect of any such primary obligation, (c) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital for the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (d) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (e) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided, however, that the term “Contingent Obligation” shall not include endorsements of checks or other negotiable instruments in the ordinary course of business.

Contribution Agreement shall mean any Contribution Agreement executed by and among the Borrower and its Subsidiaries, as the same may be amended, modified, supplemented, restated and joined in pursuant to a Joinder Agreement, from time to time.

Credit Facility shall mean the senior secured credit facility provided pursuant to the Revolving Credit Agreement and any Refinancing Indebtedness in respect thereof, including any related notes, guarantees, collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, restated, supplemented, modified, renewed, replaced or refinanced from time to time in one or more agreements (in each case with the same or new lenders), including any agreement extending the maturity thereof or otherwise restructuring all or any portion of the Indebtedness thereunder or increasing the amount loaned thereunder or altering the maturity thereof.

Credit Parties shall mean the Borrower and the Guarantors, and Credit Party shall mean any one of such Persons.

Debt Service Expense shall mean, with respect to the Credit Parties for any period, the aggregate of regularly scheduled principal payments of all Funded Debt including, without limitation, regularly scheduled principal payments of the Loans and the Term Loans (as defined in the Term Loan Agreement) and any mandatory principal payments of the Term Loans based upon Excess Cash Flow (as defined in the Term Loan Agreement) but excluding any principal payments of the revolving loans under any Credit Facility to the extent there is not an equivalent permanent reduction in the related revolving credit commitment), made or to be made by such Person during such period, on a Consolidated basis, in accordance with GAAP, consistently applied. Notwithstanding the foregoing, for purposes of calculating the Debt Service Expense for any period ending prior to the first anniversary of the Loan B Closing Date, the component of the Debt Service Expense for regularly scheduled principal payments of the Term Loans (but not any other regularly scheduled principal payments of any other Funded Debt, including without limitation, any scheduled payments of the Term Loans based upon Excess Cash Flow, as defined in the Term Loan Agreement) shall be deemed to be $450,000.

Default Rate shall mean, on any day, as follows: (a) with respect to principal which is outstanding under any Note, the sum of the Interest Option otherwise applicable thereto on such day plus two percent per annum (it being understood that if any such applicable Interest Option is based on the Adjusted LIBOR Rate, the Default Rate with respect to the applicable principal amount shall only be calculated with reference to the applicable Adjusted LIBOR Rate until the Interest Period applicable thereto expires, and upon the expiration of such applicable Interest Period, the Default Rate for such applicable principal amount shall be computed on the basis of the Alternate Base Rate for such day plus two percent per annum), and (b) with respect to accrued interest, fees and other Obligations (other than past due principal outstanding under any Note), the sum of the Alternate Base Rate for such day plus two percent per annum.

Discontinued Operations shall mean, as of any day, operations of any Credit Party or any of its Subsidiaries which have been discontinued, and which, as of such day, have been fully terminated, disposed of or liquidated.

Disqualified Stock shall mean any Capital Stock that, by its terms (or by the terms of any security into which it is convertible, or for which it is exchangeable, in each case at the option of the holder thereof), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days after the Loan B Maturity Date. Notwithstanding the preceding sentence, any Capital Stock that would constitute Disqualified Stock solely because the holders thereof have the right to require the Borrower to repurchase such Capital Stock upon the occurrence of a change of control, an asset sale or other similar event shall not constitute Disqualified Stock if the terms of such Capital Stock provide that the Borrower may not repurchase or redeem any such Capital Stock pursuant to such provisions unless such repurchase or redemption complies with Section 7.10 hereof; provided, however, that the term “Disqualified Stock” shall not apply to up to $1,900,000 of management equity as described in clause (g) of the definition of “Permitted Affiliate Transactions.”

Domestic Lending Office shall mean, with respect to the Lender, the office of the Lender specified as its “Domestic Lending Office” opposite its name on the signature pages hereof, or such other office of the Lender as the Lender may from time to time specify to the Borrower.

Domestic Subsidiary shall mean any Subsidiary of that is organized and domiciled in the Unites States of America.

EBITDA shall mean, with respect to the Credit Parties for any period, Net Income for such period plus (a) without duplication and to only the extent deducted in determining Net Income for such period, the sum of (i) Interest Expense, (ii) federal, state and local income or franchise taxes, (iii) all amounts attributable to depreciation and amortization expense, (iv) any extraordinary charges, (v) Permitted Management Fees and customary and reasonable director’s fees and board expenses for board of directors of the Credit Parties, (vi) amounts used to repurchase from Charlesbank and/or any of its Affiliates the equity securities of the Parent to the extent included within Permitted Affiliate Transactions, and (vii) any other non-cash charges (including without limitation, (A) the issuance of restricted stock or stock options, (B) equity losses of Affiliates that are not a Subsidiary of any Credit Party, and (C) all charges attributable to the use of the purchase accounting method), but excluding any non-cash charge in respect of an item that was included in Net Income in a prior period and any non-cash charge that relates to the write-down or write-off of Inventory, minus (b) without duplication and to the extent included in Net Income, (i) any cash payments made during such period in respect of non-cash charges described in clause (a)(vii) taken in a prior period and (ii) any extraordinary gains and any non-cash items of income, in each case of such Person for such period, computed and calculated, without duplication, on a Consolidated basis and in accordance with GAAP, consistently applied.

Eligible Assignee shall mean (i) an Affiliate of the Lender, (ii) an Approved Fund, or (iii) any other commercial lender, finance company, insurance company, financial institution or fund reasonably acceptable to the Lender and the Borrower; provided, however, that if an Event of Default has occurred which has not been waived or cured to the satisfaction of the Lender, such approval by the Borrower shall not be required.

Environmental Claim shall mean any third party (including any Governmental Authority) action, lawsuit, claim or proceeding (including claims or proceedings at common law) which seeks to impose or alleges any liability for (i) pollution or contamination by, or releases or threatened releases of, Hazardous Substances into the air, surface water, ground water or land or the clean-up, abatement, removal, remediation or monitoring of such pollution, contamination or Hazardous Substances; (ii) generation, recycling, reclamation, handling, treatment, storage, disposal or transportation of Hazardous Substances; (iii) exposure to Hazardous Substances; (iv) the safety or health of employees or other Persons in connection with any of the activities specified in any other subclause of this definition; or (v) the manufacture, processing, distribution in commerce, presence or use of Hazardous Substances. An “Environmental Claim” includes a common law action, as well as a proceeding to issue, modify or terminate an Environmental Permit, or to adopt or amend a regulation, to the extent that such a proceeding attempts to redress violations of the applicable permit, license, or regulation as alleged by any Governmental Authority.

Environmental Liabilities shall mean all liabilities arising from any Environmental Claim or Requirement of Environmental Law under any theory of recovery, at law or in equity, and whether based on negligence, strict liability or otherwise, including: remedial, removal, response, abatement, restoration (including natural resources), investigative, or monitoring liabilities, personal injury and damage to property, natural resources or injuries to persons, and any other related costs, expenses, losses, damages, penalties, fines or liabilities, including attorney’s fees and court costs. Environmental Liability shall mean any one of them.

Environmental Permit shall mean any permit, license, approval or other authorization under any applicable law or regulation of the United States or of any state, municipality or other subdivision thereof relating to pollution or protection of health or the environment, including laws or regulations relating to emissions, discharges, releases or threatened releases of pollutants, contaminants, Hazardous Substances or toxic materials or wastes into ambient air, surface water, ground water or land, or otherwise relating to the manufacture, processing, distribution, recycling, presence, use, treatment, storage, disposal, transport, or handling of wastes, pollutants, contaminants or Hazardous Substances.

Equipment shall have the meaning set forth in Article 9 of the UCC and in the PPSA.

Equity Interests shall mean as to a Business Entity, all capital stock, partnership interests, membership interests or other indicia of equity rights, including, without limitation, any warrants, options or other rights to acquire such interests, issued by such Business Entity from time to time.

ERISA shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and all rules, regulations, rulings and interpretations adopted by the Internal Revenue Service or the Department of Labor thereunder.

ERISA Affiliate shall mean any trade or business (whether or not incorporated) which together with the Borrower or any Subsidiary of the Borrower would be treated as a single employer under the provisions of Title I or Title IV of ERISA.

Event of Default shall mean any of the events specified in Section 8.1 hereof or otherwise specified as an Event of Default in any other Loan Document, provided there has been satisfied any requirement in connection with any such event for the giving of notice or the lapse of time, or both, and Default shall mean any of such events, whether or not any such requirement for the giving of notice, or the lapse of any applicable grace or curative period (if any), or both, has been satisfied.

Excess Interest Amount shall have the meaning attributed to such term in Section 2.8 hereof.

Federal Funds Effective Rate shall mean, for any day, a rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Lender from three Federal funds brokers of recognized standing selected by it.

Financed Capital Expenditures shall mean (i) Capital Expenditures which are financed at the time of purchase with Indebtedness otherwise permitted hereunder, and (ii) Capital Lease Obligations to the extent the same constitute Capital Expenditures otherwise permitted hereunder.

First Lien Collateral Agent shall mean the “Collateral Agent” under and as defined in the Revolving Credit Agreement and the Term Loan Agreement.

First Lien Collateral shall mean the “Collateral” under and as defined in the First Lien Collateral Documents.

First Lien Collateral Documents shall mean the security agreements, the mortgages and each of the other agreements, instruments or documents that create or purport to create a Lien in favor of the First Lien Collateral Agent for the benefit of the First Lien Lenders, in each case as refunded, replaced or refinanced from time to time; provided, however, that any Liens of the First Lien Collateral Documents against any real Property shall be for the benefit of only the Revolving Agreement Lenders.

First Lien Debt shall mean the Indebtedness of the Borrower as evidenced by the First Lien Loan Agreements to be (a) secured by a first Lien against the Collateral for the ratable benefit of the First Lien Lenders, provided, however, that any Liens of the First Lien Collateral Documents against any real Property shall be for the benefit of only the Revolving Agreement Lenders; and (b) due not earlier than the Revolving Credit Termination Date (as defined in the Revolving Credit Agreement), in the case of the Revolving Loans (as defined in the Revolving Credit Agreement) and the Term Loan Maturity Date (as defined in the Term Loan Agreement), in the case of the Term Loans (as defined in the Term Loan Agreement).

First Lien Loan Agreements shall mean the Revolving Credit Agreement and the Term Loan Agreement, as each may be amended, modified and/or restated from time to time, together with any other credit agreement, loan agreement or indenture evidencing or governing the terms of any indebtedness or other financial accommodation that has been incurred pursuant to Section 7.1 to extend, replace, refinance, refund and/or increase in whole or in part the First Lien Debt and the other First Lien Obligations (it being understood and agreed that in the event of any use of such replacement or substitute credit agreement, loan agreement or indenture, the references herein to any terms as defined in the “First Lien Loan Agreements” shall be deemed to refer to similar corresponding terms, if applicable, in such replacement or substitute credit agreement, loan agreement or indenture); provided, however, that any such replacement, refinancing, refund and/or increase resulting in an outstanding principal amount in excess of $210,000,000 shall not be “First Lien Loan Agreements” for purposes of the Loan Documents, to the extent in excess of such maximum amount.

First Lien Loan Documents shall mean collectively (i) the “Loan Documents” under and as defined in the Revolving Credit Agreement and (ii) the “Loan Documents” under and as defined in the Term Loan Agreement.

First Lien Lenders shall mean collectively the Revolving Credit Lenders and the Term Loan Lenders.

First Lien Obligations shall mean collectively (i) the “Obligations” under and as defined in the Revolving Credit Agreement and (ii) the “Obligations” under and as defined in the Term Loan Agreement.

Fixed Charge Coverage Ratio shall mean, with respect to the Credit Parties and their Subsidiaries for any period, the ratio of (a) EBITDA less (i) Unfinanced Capital Expenditures less (ii) cash payments of federal, state and local income or franchise taxes to (b) the sum of (i) Debt Service Expense and (ii) cash Interest Expense, in each case of such Person for the applicable period, computed and calculated on a Consolidated basis in accordance with GAAP, consistently applied and without duplication. All components of the Fixed Charge Coverage Ratio shall be determined (1) on a Consolidated basis for the twelve (12) most recent consecutive calendar months ending on or prior to the date of determination and (2) in accordance with GAAP, consistently applied;

If the Fixed Charge Coverage Ratio is calculated in connection with a proposed incurrence of Indebtedness or issuance of Disqualified Stock or preferred stock pursuant to the first paragraph of Section 7.1 hereof, the following principles shall be applied in performing such calculation to give pro forma effect to the events and transactions described below over the Borrower’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such calculations are performed (the “Relevant Period”):

(a) if the Borrower or any Subsidiary has incurred any Indebtedness since the beginning of the Relevant Period that remains outstanding, EBITDA, Debt Service Expense and cash Interest Expense for the Relevant Period shall be calculated after giving effect on a pro forma basis to such Indebtedness as if such Indebtedness had been incurred on the first day of the Relevant Period (except that in making such computation, the amount of Indebtedness under any revolving credit facility outstanding on the date of such calculation will be deemed to be (i) the lesser of (A) the average daily balance of such Indebtedness during such four fiscal quarters or such shorter period for which such facility was outstanding and (B) the maximum commitment amount available to be borrowed under such facility or (ii) if such facility was created after the end of such four fiscal quarters, the lesser of (A) the average daily balance of such Indebtedness during the period from the date of creation of such facility to the date of such calculation and (B) the maximum commitment amount available to be borrowed under such facility) and the discharge of any other Indebtedness repaid, repurchased, defeased or otherwise discharged with the proceeds of such new Indebtedness as if such discharge had occurred on the first day of such period; or

(b) if the Borrower or any Subsidiary has repaid, repurchased, defeased or otherwise discharged any Indebtedness since the beginning of the Relevant Period or if any Indebtedness is to be repaid, repurchased, defeased or otherwise discharged (in each case other than Indebtedness incurred under any revolving credit facility unless such Indebtedness has been permanently repaid and Availability has been correspondingly decreased) on the date of the transaction giving rise to the need to calculate the Fixed Charge Coverage Ratio, EBITDA, Debt Service Expense and cash Interest Expense for the Relevant Period shall be calculated on a pro forma basis as if such repayment, repurchase, defeasance or discharge had occurred on the first day of the Relevant Period and as if the Borrower or such Subsidiary had not earned the interest income actually earned during the Relevant Period in respect of cash or cash investments used to repay, repurchase, defease or otherwise discharge such Indebtedness;

(c) if since the beginning of the Relevant Period the Borrower or any Subsidiary shall have made any Asset Sale, (x) EBITDA for the Relevant Period shall be reduced by an amount equal to EBITDA (if positive) directly attributable to the assets which are the subject of such Asset Sale for the Relevant Period, or increased by an amount equal to EBITDA (if negative) directly attributable to the assets which are the subject of such Asset Sale for the Relevant Period, (y) Unfinanced Capital Expenditures and cash payments of federal, state and local income or franchise taxes for the Relevant Period shall be reduced by an amount equal to such Unfinanced Capital Expenditures and taxes directly attributable to the assets which are the subject of such Asset Sale for the Relevant Period, and (z) Debt Service Expense and cash Interest Expense for the Relevant Period shall be reduced by an amount equal to the Debt Service Expense and cash Interest Expense directly attributable to any

Indebtedness of the Borrower or such Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Borrower or such Subsidiary in connection with such Asset Sale for the Relevant Period (or, if the Equity Interests of any Credit Party is sold, the Interest Expense for such period directly attributable to the Indebtedness of such Credit Party to the extent the continuing Credit Parties are no longer liable for such Indebtedness after such date);

(d) if since the beginning of the Relevant Period the Borrower or any Subsidiary (by merger or otherwise) shall have made an Investment in any Subsidiary (or any Person which becomes a Subsidiary or is merged with or into the Borrower) or an acquisition of assets, including any acquisition of assets occurring in connection with a transaction requiring a calculation to be made hereunder, which constitutes all or substantially all of an operating unit of a business (collectively, an “Acquisition”), (x) EBITDA for the Relevant Period shall be increased by an amount equal to EBITDA (if positive) directly attributable to the Acquisition for the Relevant Period, or decreased by an amount equal to EBITDA (if negative) directly attributable to the Acquisition, in each case giving pro forma effect to net cost savings that the Borrower reasonably believes in good faith could have been achieved during the Relevant Period had the Acquisition occurred on the first day of the Relevant Period and that are identified and quantified in a certificate of a Responsible Officer, and (y) Debt Service Expense and cash Interest Expense for the Relevant Period shall be increased by an amount equal to the Debt Service Expense and cash Interest Expense directly attributable to any Indebtedness of the Borrower or such Subsidiary incurred or assumed by the Borrower or such Subsidiary in connection with such Acquisition for the Relevant Period, as if such Acquisition had occurred on the first day of the Relevant Period; and

(e) if since the beginning of such period any Person (that subsequently became a Subsidiary or was merged with or into the Borrower or any Subsidiary since the beginning of such period) shall have made any Asset Sale or Acquisition that would have required an adjustment pursuant to clause (C) or (D) above if made by the Borrower during such period, each relevant parameter for the Relevant Period shall be calculated after giving pro forma effect thereto as if such Asset Sale or Acquisition occurred on the first day of the Relevant Period.

For purposes of this definition, pro forma adjustments and calculations shall be determined in good faith by a Responsible Officer of the Borrower. If any Indebtedness bears a floating rate of interest and is being given pro forma effect, the interest on such Indebtedness shall be calculated as if the rate in effect on the date of determination had been the applicable rate for the entire period.

Funded Debt shall mean, as to a particular Person at any particular time, the sum of (a) all obligations for borrowed money (whether as a direct obligor on a promissory note, bond, debenture or other similar instrument, as a reimbursement obligor with respect to an issued letter of credit or similar instrument, as an obligor under a Contingent Obligation in respect of borrowed money, or as any other type of direct or contingent obligor), and (b) all Capital Lease Obligations (other than the interest component of such obligations), each calculated without duplication, on a Consolidated basis, and in accordance with GAAP.

GAAP shall mean, as to a particular Person, those principles and practices (a) which are recognized as such by the Financial Accounting Standards Board or successor organization, and (b) which are consistently applied (or with respect to which any change in principles and practice mandated by the Financial Accounting Standards Board or successor organization are disclosed in writing to the Lender) for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the most recent audited financial statements of the relevant Person furnished to the Lender prior to the Loan B Closing Date (or with respect to which any change in principles and practice mandated by the Financial Accounting Standards Board or successor organization are disclosed in writing to the Lender).

Governmental Authority shall mean any foreign governmental authority, the United States of America, any state of the United States and any political subdivision of any of the foregoing, and any agency, instrumentality, department, commission, board, bureau, central bank, authority, court or other tribunal, in each case whether executive, legislative, judicial, regulatory or administrative, having jurisdiction over the Lender, any Credit Party, any Subsidiary of any Credit Party, or their respective Property.

Grantor shall mean any Grantor, Assignor, Pledgor or Debtor, as such terms are defined in any of the Security Documents.

Guarantors shall mean the Parent and its Subsidiaries, other than the Borrower and any non-Domestic Subsidiaries not required to become a Guarantor pursuant to Section 6.10. In no event shall Inactive Subsidiaries shall be required to execute or join in a Guaranty or any applicable Security Agreements except as required under the terms of Section 6.10.

Guaranty shall mean each and every guaranty of the Obligations from time to time executed and delivered to the Lender by any Guarantor, as amended, supplemented, modified, joined in pursuant to a Joinder Agreement and restated from time to time.

Hazardous Substance shall mean any hazardous or toxic waste, substance or product or material defined or regulated by any Requirements of Environmental Law, including solid waste (as defined under The Resource Conservation and Recovery Act or its regulations, as amended), petroleum and any fraction thereof and any radioactive materials and waste.

Hedging Obligations of a Person shall mean any and all obligations of such Person, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (a) any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, exchange rates or forward rates applicable to such party’s assets, liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collateral protection agreements, forward rate currency or interest rate options, puts and warrants, and (b) any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

Highest Lawful Rate shall mean, with respect to the Lender, the maximum nonusurious rate of interest permitted to be charged by, as applicable, the Lender under applicable laws (if any) of the United States or any state from time to time in effect.

Inactive Subsidiaries shall mean each of the Subsidiaries listed as inactive on Schedule 5.8.

Incur shall have the meaning specified in Section 7.1 hereof.

Indebtedness shall mean, as to any Person, without duplication: (a) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money; (b) any other indebtedness which is evidenced by a bond, debenture or similar instrument; (c) all Capital Lease Obligations of such Person; (d) all obligations of such Person for the deferred purchase price of Property or services (except current trade accounts payable arising in the ordinary course of business and current accrued expenses, not the result of borrowing, arising in the ordinary course of business); (e) all reimbursement obligations of such Person in respect of outstanding letters of credit, acceptances and similar obligations created for the account of such Person; (f) all indebtedness, liabilities, and obligations secured by any Lien on any Property owned by such Person even though such Person has not assumed or has not otherwise become liable for the payment of any such indebtedness, liabilities or obligations secured by such Lien, but only to the extent of the value of the Property subject to such Lien (or, if less, the amount of the underlying indebtedness, liability or obligation); (g) all Cash Management Obligations of such Person and net liabilities of such Person in respect of Hedging Obligations (calculated on a basis satisfactory to the Lender and in accordance with accepted practice); and (h) all other indebtedness, liabilities and obligations of such Person which are required to be included or listed in the liabilities section of such Person’s balance sheet according to GAAP; provided, that such term shall not mean or include (1) any Indebtedness in respect of which monies sufficient to pay and discharge the same in full (either on the expressed date of maturity thereof or on such earlier date as such Indebtedness may be duly called for redemption and payment) shall be deposited with a depository, agency or trustee acceptable to the Lender in trust for the payment thereof, (2) any operating leases entered into in the ordinary course of business (to the extent such operating leases do not constitute Capital Lease Obligations) or (3) Permitted Management Fees.

Interest Expense shall mean, for any period, the total interest expense of the Credit Parties and their Subsidiaries, determined on a Consolidated basis in accordance with GAAP, consistently applied, and shall in any event include, without limitation, (a) the amortization or write-off of debt discounts, (b) the amortization or write-off of all debt issuance costs, commissions, discounts and other fees payable in connection with the incurrence, amendment or refinancing of Indebtedness

(including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing), (c) the portion of payments under Capital Lease Obligation allocable to interest expense, and (d) net costs under Hedging Obligations in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP.

Interest Option shall have the meaning specified in Section 2.6(a) hereof.

Interest Payment Dates shall mean (a) for Alternate Base Rate Borrowings, the last Business Day of each March, June, September and December to occur while such loan is outstanding and the final maturity date of such Loan, (b) for LIBOR Borrowings, (1) if the Interest Period applicable to such LIBOR Borrowing is equal to or less than three (3) months, the end of such Interest Period, and (2) in all other cases, on that day which is three (3) calendar months following the first day of the applicable Interest Period (or, if there be no corresponding day, on the next succeeding day which is a Business Day) and at the end of such Interest Period; and (c) as to any Loan, the date of repayment or prepayment made in respect thereof.

Interest Period shall mean the period commencing on the date of the applicable LIBOR Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one (1), two (2), three (3) or six (6) months thereafter, as the Borrower may elect in accordance herewith; provided, however, that (a) if an Interest Period would end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) no Interest Period shall end later than the Loan A Maturity Date or the Loan B Maturity Date, as applicable, and (c) interest shall accrue from and including the first day of an Interest Period to, but excluding, the last day of such Interest Period.

Intercreditor Agreement shall mean, the Amended and Restated Intercreditor Agreement, dated as of the date hereof, by and among the First Priority Representative, the Second Priority Representative (in each case, as defined in such Intercreditor Agreement), the Borrower and the other Credit Parties, substantially in the form of Exhibit A, as the same may be amended, modified, supplemented, renewed, restated or replaced in accordance with its terms.

Inventory shall have the meaning set forth in Article 9 of the UCC and in the PPSA.

Investment shall mean the purchase or other acquisition of any securities or Indebtedness of, or the making of any loan, advance, extension of credit, transfer of Property or capital contribution to, or the incurring of any Contingent Obligation in respect of the Indebtedness of, any Person.

Joinder Agreement shall mean any agreement, in Proper Form, executed by a Subsidiary of any Credit Party from time to time in accordance with Section 6.10 hereof, pursuant to which such Subsidiary joins in the execution and delivery of this Agreement, a Guaranty, the applicable Security Documents and the Contribution Agreement.

JPMorgan shall mean JPMorgan Chase Bank, N.A., a national banking association, together with its successors and assigns.

Legal Requirement shall mean any law, statute, ordinance, decree, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority.

Lender shall have the meaning specified in the preamble of this Agreement.

LIBOR Borrowing shall mean, as of any date, that portion of the principal balance of any Loan bearing interest at the Adjusted LIBOR Rate as of such date.

LIBOR Lending Office shall mean, with respect to the Lender, the office of the Lender specified as its “LIBOR Lending Office” opposite or below its name on the signature pages hereof, or if no such office is specified, its Domestic Lending Office), or such other office of the Lender as the Lender may from time to time specify in writing to the Borrower and the Lender.

LIBOR Rate shall mean, with respect to any LIBOR Borrowing for any Interest Period, an interest rate per annum equal to the rate appearing on Page 3750 of the Dow Jones Market Service (or, if no such page exists, on any successor or substitute page providing rate quotations comparable to those currently provided on such page of the Dow Jones Market Service, as determined by the Lender from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days before the commencement of such Interest Period as the composite offered rate for dollar deposits approximately equal in principal amount to such LIBOR Borrowing and for a maturity equal to the applicable Interest Period. In the event that such rate is not available at such time for any reason, then the “LIBOR Rate” with respect to such LIBOR Borrowing for such Interest Period shall be the average interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) at which dollar deposits of $5,000,000 and for a maturity equal to the applicable Interest Period are offered by the principal London office of the Lender in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days before the commencement of such Interest Period.

Lien shall mean, with respect to any asset of any Person, (a) any mortgage, pledge, charge, encumbrance, security interest, collateral assignment or other lien or restriction of any kind on such asset, whether based on common law, constitutional provision, statute or contract, (b) the interest of any vendor or a lessor under any conditional sale agreement, title retention agreement or capital lease relating to such asset, (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities, or (d) any other right of or arrangement with any creditor to have such creditor’s claim satisfied out of such assets, or the proceeds therefrom, prior to the general creditors of such Person owning such assets.

Loan Documents shall mean this Agreement, the Intercreditor Agreement, the Notes, the Security Documents, the Guaranties, the Contribution Agreement, the Joinder Agreements, all

instruments, certificates and agreements now or hereafter executed and delivered to the Lender in connection with or pursuant to any of the foregoing (including without limitation, any fee letter between the Lender, JPMorgan and/or any of its Affiliates and the Borrower relating to the transactions contemplated by this Agreement), and all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing.

Loan A shall mean the term loan as described in Section 2.1(a)(i).

Loan A Closing Date shall mean June 30, 2005.

Loan A Maturity Date shall mean June 30, 2011, which is the sixth anniversary of the Loan A Closing Date.

Loan B shall mean the term loan as described in Section 2.1(a)(ii).

Loan B Closing Date shall mean September 25, 2006.

Loan B Maturity Date shall mean September 25, 2012, which is the sixth anniversary of the Loan B Closing Date.

Loans shall mean both Loan A and Loan B collectively, and Loan shall mean either Loan A or Loan B individually.

Material Adverse Effect shall mean a material adverse effect on (a) the business, assets, property, or condition (financial or otherwise) of the Credit Parties taken as a whole, (b) the ability of the Credit Parties to perform or pay the Obligations in accordance with the terms hereof or of any other Loan Document, (c) the validity or enforceability of this Agreement, any of the Notes or any other Loan Documents or the rights or remedies of the Lender hereunder or thereunder, or (d) the validity or enforceability of the Lender’s Lien on any material portion of the Collateral or the priority of such Lien (other than pursuant to the Intercreditor Agreement).

Maturity Date shall mean (i) with respect to Loan A, the Loan A Maturity Date and (ii) with respect to Loan B, the Loan B Maturity Date.

Monthly Unaudited Financial Statements shall mean the financial statements of the Credit Parties and their Subsidiaries, including all notes thereto, which statements shall include (a) a balance sheet as of the end of the respective calendar month or fiscal quarter, as applicable, (b) a statement of operations for such respective calendar month or fiscal quarter, as applicable, and for the fiscal year to date, subject to normal year-end adjustments, all setting forth in comparative form the corresponding figures for the corresponding period of the preceding fiscal year and the Credit Parties’ Consolidated projections for such period and (c) a statement of cash flows for the fiscal year to date, subject to normal year-end adjustments, setting forth in comparative form the corresponding figures in the corresponding period of the preceding fiscal year and the Credit Parties’ Consolidated projections for such period, all prepared in reasonable detail and in accordance with GAAP and certified by a Responsible Officer of the Parent as fairly and accurately presenting in all material respects the financial condition and results of operations of the Credit Parties and their Subsidiaries, on a Consolidated basis, at the dates and for the periods indicated therein. The Monthly Unaudited Financial Statements for the Credit Parties and their Subsidiaries shall be prepared on a Consolidated basis, and to the extent required by the Lender, a consolidating basis, the parties recognizing that such consolidating statements will be prepared in accordance with GAAP only to the extent normal and customary.

Mortgages shall mean any mortgage, deed of trust or other agreement which conveys or evidences a Lien in favor of the Lender, on real property (including the Real Estate (other than Excluded Real Estate (as defined in the Revolving Credit Agreement)) of any Credit Party (other than the Parent), including any amendment, modification or supplement thereto.

Net Cash Proceeds shall mean in connection with any Asset Sale or Recovery Event, the proceeds thereof in the form of cash (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when cash in respect thereof is actually received), net of attorneys’ fees, accountants’ fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by the First Lien Collateral Documents or any other Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof.

Net Income shall mean, for any period, the consolidated net income (or loss) of the Credit Parties and their Subsidiaries, determined on a Consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of any Credit Party or is merged into or consolidated with any Credit Party or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of any Credit Party) in which any Credit Party or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by such Credit Party or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of any Credit Party to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any contractual obligation (other than under any Loan Document) or any Legal Requirement applicable to such Subsidiary.

Non-Consenting Person shall have the meaning ascribed thereto in Section 9.11.

Notes shall mean the collective reference to any promissory note evidencing the Loan.

Obligations shall mean, without duplication, all obligations, liabilities and Indebtedness of the Borrower and the Guarantors with respect to (a) the Security Documents and all other Loan Documents, including without limitation, (i) the principal of and interest on the Loans and (ii) the payment or performance of all other obligations, liabilities and Indebtedness of the Borrower or the Guarantors to the Lender hereunder, under the Notes or under any one or more of the other Loan

Documents, including all fees, costs, expenses and indemnity obligations hereunder and thereunder, (b) all Hedging Obligations at any time entered into by the Borrower or any of its Subsidiaries with the Lender or any of its Affiliates, and (c) all Cash Management Obligations. The Obligations include interest (including post-petition interest, whether or not such interest would be an allowable claim under any applicable bankruptcy or other similar proceeding) and other obligations accruing or arising after (a) commencement of any case under any bankruptcy or similar laws by or against the Borrower or any Guarantor or (b) the personal liability of the Borrower or any Guarantor for the Obligations shall be discharged or otherwise cease to exist by operation of law or for any other reason.

Officer’s Certificate shall mean a certificate substantially in the form of Exhibit B attached hereto.

Organizational Documents shall mean, with respect to a corporation, the certificate of incorporation, articles of incorporation and bylaws of such corporation; with respect to a limited partnership, the limited partnership agreement and certificate of limited partnership of such limited partnership; with respect to a joint venture, the joint venture agreement establishing such joint venture; with respect to a limited liability company, the articles of organization or certificate of formation and regulations or limited liability company agreement of such limited liability company; and with respect to a trust, the instrument establishing such trust; in each case including any and all modifications thereof as of the date of the Loan Document referring to such Organizational Document and any and all future modifications thereof which are materially adverse to the Lender and which are consented to by the Lender.

Parent shall mean collectively Steer Parent Corporation, a Delaware corporation, Steer Intermediate Corporation, a Delaware corporation, Walco Holdings, Inc., a Delaware corporation, and Walco Intermediate, Inc., a Delaware corporation. When the context of any applicable provision hereof requires that each such entity be referred to separately and not collectively, the term Parent shall be construed accordingly.

Parties shall mean all Persons other than the Lender executing any Loan Documents.

PBGC shall mean the Pension Benefit Guaranty Corporation.

Permitted Affiliate Transactions shall mean any of the following: (a) transactions with or among any Credit Party and any wholly-owned Subsidiary of any Credit Party that is a Guarantor; (b) reasonable and customary directors’ fees, reasonable and customary directors’ indemnifications and similar arrangements for directors and officers of the Credit Parties or any of its Subsidiaries entered into in the ordinary course of business, together with any payments made under any such indemnification arrangements; (c) customary and reasonable loans and advances to officers, directors and employees of the Credit Parties or any of their Subsidiaries for travel, entertainment, moving and other relocation expenses, in each case made in the ordinary course of business; (d) the incurrence of intercompany Indebtedness permitted pursuant to Section 7.1(g) hereof; (e) Permitted Management Fees; and (f) other transactions, contracts or agreements existing on the date of this Agreement and which are set forth on Schedule 7.6 attached hereto, together with any renewals and extensions of such existing transactions, contracts or agreements, so long as such renewals and extensions are upon terms and conditions substantially identical to the terms and conditions set forth in such existing transactions, contracts and agreements (or otherwise no less favorable to the applicable Credit Party and its Subsidiaries, as applicable).

Permitted Investment Securities shall mean each of the following, to the extent the same is pledged as additional Collateral for the Obligations (including a control or dominion agreement from any applicable Person in favor of the Lender that is in all respects satisfactory to the Lender): (a) readily marketable, direct obligations of the United States of America or any agency or wholly owned corporation thereof which are backed by the full faith and credit of the United States, maturing within one (1) year after the date of acquisition thereof, (b) certificates of deposit, commercial paper (if rated no lower than A-1/P-1) or other short-term direct obligations of (i) JPMorgan or (ii) any other domestic financial institution having capital and surplus in excess of $5,000,000,000, maturing within six months after the date of acquisition thereof, (c) money market funds having aggregate assets in excess of $5,000,000,000, and (d) other Investments mutually agreed to in writing by the Borrower and the Lender.

Permitted Liens shall have the meaning ascribed thereto in Section 7.2.

Permitted Management Fees shall mean management fees, monitoring fees and/or service fees payable to Charlesbank and/or any of its Affiliates in an amount up to, but not exceeding $250,000 in the aggregate during any fiscal year of the Credit Parties, plus reimbursement to Charlesbank and/or any of its Affiliates of reasonable and customary out-of-pocket expenses incurred in connection with such management services provided by Charlesbank and/or any of its Affiliates, provided that if any Event of Default has occurred and is continuing at the time for payment of such fees or expense reimbursement, as applicable (or would occur after giving effect thereto), such fees and expense reimbursement shall accrue and be payable only upon the cure (or waiver) of such Event of Default.

Person shall mean any individual, corporation, business trust, unincorporated organization or association, partnership, joint venture, limited liability company, Governmental Authority or any other form of entity.

Plan shall mean any plan subject to Title IV of ERISA and maintained for employees of the Borrower or of any member of a “controlled group of corporations”, as such term is defined in the Code, of which the Borrower, any of its Subsidiaries or any ERISA Affiliate it may acquire from time to time is a part, or any such plan to which the Borrower, any of its Subsidiaries or any ERISA Affiliate is required to contribute on behalf of its employees.

PPSA shall mean the Personal Property Security Act (Alberta), as amended.

Prime Rate shall mean the rate of interest per annum publicly announced from time to time by JPMorgan, or its successor financial institution, if any, at its principal office in New York City as its prime rate in effect at such time. Without notice to the Borrower or any other Person, the Prime Rate shall change automatically from time to time as and in the amount by which said prime rate shall fluctuate, with each such change to be effective as of the date of each change in such prime rate. THE PRIME RATE IS A REFERENCE RATE AND DOES NOT NECESSARILY REPRESENT THE LOWEST OR BEST RATE ACTUALLY CHARGED BY JPMORGAN OR SUCH SUCCESSOR FINANCIAL INSTITUTION TO ANY OF ITS CUSTOMERS. JPMORGAN OR SUCH SUCCESSOR FINANCIAL INSTITUTION MAY MAKE COMMERCIAL LOANS OR OTHER LOANS AT RATES OF INTEREST AT, ABOVE AND BELOW THE PRIME RATE.

Principal Office shall mean the principal office in New York City of the Lender, or such other place as the Lender may from time to time by notice to the Borrower designate.

Prohibited Transaction shall mean any non-exempt prohibited transaction set forth in Section 406 of ERISA or Section 4975 of the Code.

Proper Form shall mean in form and substance satisfactory to the Lender.

Property shall mean any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

Ratable Assignment shall have the meaning ascribed thereto in Section 9.12.

Rate Selection Date shall mean that Business Day which is (a) in the case of the Alternate Base Rate Borrowings, the date of such borrowing, or (b) in the case of LIBOR Borrowings, the date three (3) Business Days preceding the first day of any proposed Interest Period.

Rate Selection Notice shall have the meaning specified in Section 2.6(e)(1) hereof.

RD Determination Date shall have the meaning ascribed thereto in Section 7.10(b).

RD Offer Period shall have the meaning ascribed thereto in Section 7.10(b).

RD Prepayment Amount shall have the meaning ascribed thereto in Section 7.10(b).

RD Repayment Date shall have the meaning ascribed thereto in Section 7.10(b).

Real Estate shall mean each of the real Properties listed on Schedule 1.1(a) attached hereto.

Recovery Event shall mean any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of any Credit Party the sale of which would have resulted in an Asset Sale; provided, however, that if no Default or Event of Default shall have occurred or be continuing a “Recovery Event” shall be any settlement or payment described above in excess of $250,000 and if a Default or Event of Default shall have occurred which is continuing a “Recovery Event” shall be any settlement or payment described above $25,000.

Refinancing Indebtedness shall mean any Indebtedness of any Credit Parties or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund, other Indebtedness of such Person, provided, that:

(a) such Refinancing Indebtedness is incurred only by such Persons who are obligors on the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded,

(b) the principal amount of such Refinancing Indebtedness does not exceed the then outstanding principal amount of the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded;

(c) the interest rate or rates to accrue under such Refinancing Indebtedness do not exceed the lesser of (i) the interest rate or rates then accruing on the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded or (ii) the prevailing market interest rate or rates which are then applicable to, and generally available for, Indebtedness which is similar in type, amount, maturity and other terms to the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded;

(d) the maturities, amortization schedules, covenants, defaults, remedies, subordination provisions (with respect to any Subordinated Indebtedness), collateral security provisions (or absence thereof) and other terms of such Refinancing Indebtedness are in each case the same or more favorable to the applicable Credit Party and/or its applicable Subsidiaries as those in the Indebtedness so extended, refinanced, renewed, replaced, defeased or refunded;

(e) no Default or Event of Default has occurred and is continuing or would result from the issuance or origination of such Refinancing Indebtedness;

(f) if the Indebtedness that is extended, refinanced, renewed, replaced, defeased or refunded was subordinated in right of payment to the Obligations and/or priority as to the Liens of the Lender, then the terms and conditions of such Refinancing Indebtedness must include subordination terms and conditions that are at least as favorable to the Lender as those that were applicable to the extended, refinanced, renewed, replaced, defeased or refunded Indebtedness; and

(g) if the Indebtedness being refinanced is subject to the Intercreditor Agreement, such Refinancing Indebtedness is either (1) permitted under the terms of the Intercreditor Agreement and will remain subject to the terms of the Intercreditor Agreement or (2) subject to an intercreditor agreement on terms no less favorable to the Lender as those contained in the Intercreditor Agreement.

Regulation D shall mean Regulation D of the Board of Governors of the Federal Reserve System from time to time in effect and shall include any successor or other regulation relating to reserve requirements applicable to member lenders of the Federal Reserve System.

Regulatory Change shall mean, with respect to the Lender, any change on or after the date of this Agreement in any Legal Requirement (including Regulation D) or the adoption or making on or after such date of any Legal Requirement applying to the Lender (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

Reinvestment Deferred Amount shall mean, with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any Subsidiary in connection therewith that are not applied to prepay the Loans pursuant to Section 2.4(a) as a result of the delivery of a Reinvestment Notice.

Reinvestment Event shall mean any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

Reinvestment Notice shall mean a written notice executed by a Responsible Officer stating that no Event of Default has occurred and is continuing and that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair assets useful in its business.

Reinvestment Prepayment Amount shall mean with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less the sum of (a) any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the Borrower’s business and (b) the amount, if any, that the First Lien Collateral Agent requires to be applied to the repayment of the First Lien Obligations when and if the Borrower shall have determined not to acquire or repair assets useful in the Borrower’s or any of its applicable Subsidiaries’ respective businesses with all or any portion of the relevant Reinvestment Deferred Amount.

Reinvestment Prepayment Date shall mean with respect to any Reinvestment Event, the earlier of (a) the date occurring 360 days after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower’s or any of its applicable Subsidiaries’ respective businesses with all or any portion of the relevant Reinvestment Deferred Amount.

Reportable Event shall mean a “reportable event” as defined in Section 4043(c) of ERISA for which the notice requirement is not waived by the regulations thereunder.

Requirements of Environmental Law shall mean all requirements imposed by any law (including The Resource Conservation and Recovery Act, The Comprehensive Environmental Response, Compensation, and Liability Act, the Clean Water Act, the Clean Air Act, and any state analogues of any of the foregoing), rule, regulation, or order of any Governmental Authority which relate to (i) pollution, protection or clean-up of the air, surface water, ground water, soils, or subsurface strata; (ii) solid, liquid or gaseous waste or Hazardous Substance generation, recycling, reclamation, release, threatened release, treatment, storage, disposal or transportation; (iii) exposure of Persons or property to Hazardous Substances; (iv) the manufacture, presence, processing, distribution in commerce, use, discharge, releases, threatened releases, or emissions of Hazardous Substances into the environment; or (v) the storage of any Hazardous Substances. Requirement of Environmental Law shall mean any one of them.

Responsible Officer shall mean, with respect to any Person, the chief executive officer, the president, any vice president, the chief financial officer, the controller or the treasurer of such Person.

Restricted Distributions shall have the meaning ascribed thereto in Section 7.10(b).

Restricted Distribution Offer shall have the meaning ascribed thereto in Section 7.10(b).

Revolving Credit Administrative Agent shall mean the “Agent” under and as defined in the Revolving Credit Agreement.

Revolving Credit Agreement shall mean that certain Amended and Restated Credit Agreement, dated as of the date hereof, among the Borrower, the Guarantors named therein, the Revolving Credit Lenders named therein and the Revolving Credit Administrative Agent, as the same may be amended, modified and/or restated from time to time.

Revolving Credit Lenders shall mean, the “Lenders” under and as defined in the Revolving Credit Agreement.

Security Agreements shall mean (a) the Amended and Restated Security Agreement (Personal Property-Borrower) dated as of the Loan B Closing Date, between the Borrower and the Lender, covering all Accounts, Inventory, Equipment and all other tangible and intangible personal Property of the Borrower as more particularly described therein, (b) the Amended and Restated Security Agreement (Personal Property-Domestic Subsidiaries) dated as of the Loan B Closing Date, between each of the Borrower’s Domestic Subsidiaries that is a Guarantor and the Lender, covering all Accounts, Inventory, Equipment and other tangible and intangible personal Property of each of the Borrower’s Domestic Subsidiaries that is a Guarantor as more particularly described therein, as the same may hereafter be joined in pursuant to a Joinder Agreement, (c) the Amended and Restated Security Agreement (Personal Property-Canadian Subsidiaries) dated as of the Loan B Closing Date, between each of the Borrower’s Canadian Subsidiaries that is a Guarantor and the Lender, covering all Accounts, Inventory, Equipment and other tangible and intangible personal Property of each of the Borrower’s Canadian Subsidiaries that is a Guarantor as more particularly described therein, as the same may hereafter be joined in pursuant to a Joinder Agreement, (d) the Amended and Restated Pledge Agreement dated as of the Loan B Closing Date, between the Borrower and the Lender, covering (i) all issued and outstanding Equity Interests in each of the Borrower’s direct Subsidiaries that is a Guarantor and (ii) 65% of all issued and outstanding Equity Interests in each of the Borrower’s non-Domestic Subsidiaries that is not a Guarantor, (e) the Amended and Restated Pledge Agreement dated as of the Loan B Closing Date, between Province Livestock Supply, Ltd. and the

Lender, covering all issued and outstanding Equity Interests in each of the Borrower’s Subsidiaries that is a Guarantor and for which Province Livestock Supply, Ltd. is the parent, (f) the Amended and Restated Pledge Agreement dated as of the Loan B Closing Date, between Walco Intermediate, Inc. and the Lender, covering all Equity Interests in the Borrower, (g) any and all other security agreements, pledge agreements, collateral assignments or other similar documents now or hereafter executed in favor of the Lender, as security for the payment or performance of any and/or all of the Obligations, and (h) any amendment, modification, restatement or supplement of all or any of the above-described agreements and assignments.

Security Documents shall mean the Security Agreements, the Mortgages, all related financing statements and any and all other agreements, mortgages, deeds of trust, chattel mortgages, security agreements, pledges, guaranties, assignments of income, assignments of contract rights, assignments or pledges of stock or partnership interests, standby agreements, subordination agreements, undertakings and other instruments and financing statements now or hereafter executed and delivered as security for the payment and performance of the Obligations, as any of them may from time to time be amended, modified, restated or supplemented; provided, however, that any Liens of the First Lien Collateral Documents against any real Property shall be for the benefit of only the Revolving Agreement Lenders.

Statutory Reserves shall mean a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentage (including without limitation, any marginal, special, emergency or supplemental reserves) expressed as a decimal, established by the Board of Governors of the Federal Reserve System of the United States and any other banking authority to which the Lender is subject with respect to the Adjusted LIBOR Rate for Eurocurrency Liabilities (as defined in Regulation D), including without limitation, those reserve percentages imposed under Regulation D.

Subordinated Indebtedness shall mean, with respect to any Credit Party, Indebtedness subordinated in right of payment to the Credit Parties’ monetary Obligations on terms satisfactory to and approved in writing by the Lender, in its discretion, so long as all other terms thereof (including without limitation, regularly scheduled payments and financial and negative covenants) are satisfactory to and approved in writing by the Lender, in its discretion.

Subsidiary shall mean, as to a particular parent Business Entity, any Business Entity of which more than fifty percent (50%) of the Equity Interests issued by such Business Entity is at the time directly or indirectly owned by such parent Business Entity or by one or more of its Affiliates.

Term Loan Administrative Agent shall mean the “Agent” under and as defined in the Term Loan Agreement.

Term Loan(s) shall mean the loan(s) made to the Borrower by the Term Loan Lenders under the Term Loan Agreement.

Term Loan Agreement shall mean that certain Term Loan Agreement, dated as of the date hereof, among the Borrower, the Guarantors named therein, the Term Loan Lenders named therein and the Term Loan Administrative Agent, as the same may be amended, modified and/or restated from time to time.

Term Loan Lenders shall mean, the “Lenders” under and as defined in the Term Loan Agreement.

UCC shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, the Lender’s Lien on any Collateral.

Unfinanced Capital Expenditures shall mean all Capital Expenditures other than Financed Capital Expenditures.

1.2 Accounting Terms and Determinations. Except where specifically otherwise provided:

(a) The symbol “$” and the word “dollars” shall mean lawful money of the United States of America.

(b) Any accounting term not otherwise defined shall have the meaning ascribed to it under GAAP. If any of the Credit Parties are required after the Loan B Closing Date to implement any change(s) in its accounting principles and practice as a result of any changes in GAAP mandated by the Financial Accounting Standards Board or successor organization, and if such change(s) result in any material change in the method of calculation of the Fixed Charge Coverage Ratio and/or any other financial covenant under this Agreement, then for all periods after the date of implementation of such change(s) until one or more appropriate amendments of this Agreement addressing such change(s) in GAAP are negotiated, executed and delivered by the parties hereto in a form acceptable to all such parties, the Fixed Charge Coverage Ratio and/or such other financial covenant, as applicable, shall be calculated hereunder utilizing GAAP as in effect prior to such change(s).

(c) Unless otherwise expressly provided, any accounting concept and all financial covenants shall be determined on a Consolidated basis, and financial measurements shall be computed without duplication.

(d) Wherever the term “including” or any of its correlatives appears in the Loan Documents, it shall be read as if it were written “including (by way of example and without limiting the generality of the subject or concept referred to)”.

(e) Wherever the word “herein” or “hereof” is used in any Loan Document, it is a reference to that entire Loan Document and not just to the subdivision of it in which the word is used.

(f) References in any Loan Document to Section numbers are references to the Sections of such Loan Document.

(g) References in any Loan Document to Exhibits, Schedules, Annexes and Appendices are to the Exhibits, Schedules, Annexes and Appendices to such Loan Document, and they shall be deemed incorporated into such Loan Document by reference.

(h) Any term defined in the Loan Documents which refers to a particular agreement, instrument or document shall also mean, refer to and include all modifications, amendments, supplements, restatements, renewals, extensions and substitutions of the same; provided, that nothing in this subsection shall be construed to authorize any such modification, amendment, supplement, restatement, renewal, extension or substitution except as may be permitted by other provisions of the Loan Documents.

(i) All times of day used in the Loan Documents mean local time in Chicago, Illinois.

(j) Defined terms may be used in the singular or plural, as the context requires.

1.3 UCC and PPSA Changes. All terms used herein which are defined in the UCC and/or the PPSA shall, unless otherwise provided, have the meanings ascribed to them in the UCC and/or the PPSA, as applicable, both as in effect on the date of this Agreement and as hereafter amended. The parties intend that the terms used herein which are defined in the UCC and/or the PPSA, as applicable, have, at all times, the broadest and most inclusive meanings possible. Accordingly, if the UCC and/or the PPSA, as applicable, shall in the future be amended or held by a court to define any term used herein more broadly or inclusively than the UCC and/or the PPSA, as applicable, in effect on the date of this Agreement, then such term as used herein shall be given such broadened meaning. If the UCC and/or the PPSA, as applicable, shall in the future be amended or held by a court to define any term used herein more narrowly, or less inclusively, than the UCC and/or the PPSA, as applicable, in effect on the date of this Agreement, such amendment or holding shall be disregarded in defining terms used in this Agreement.

2. AMOUNT AND TERMS OF LOANS; NOTES; PAYMENTS; PREPAYMENTS; INTEREST RATES.

2.1 The Loans. (a) Subject to the terms and conditions hereof, (i) the Lender has previously made Loan A to the Borrower on the Loan A Closing Date in a principal amount equal to the Lender’s Commitment in respect of Loan A and (ii) the Lender agrees to make Loan B to the

Borrower on the Loan B Closing Date in a principal amount equal to the Lender’s Commitment in respect of Loan B. The Loans may from time to time be LIBOR Borrowings or Alternate Base Rate Borrowings, as determined by the Borrower and notified to the Lender in accordance with Section 2.6.

(b) The Borrower shall give the Lender notice of a request that the Lender make Loan B on the Loan B Closing Date and specifying the amount to be borrowed. Loan B shall initially be an Alternate Base Rate Borrowing and, unless otherwise agreed by the Lender in its sole discretion, may not be converted into or continued as a LIBOR Borrowing having an Interest Period in excess of one month prior to the date that is 30 days after the Loan B Closing Date. Not later than 1:00 p.m. on the Loan B Closing Date, the Lender shall credit the proceeds of Loan B to a general deposit account designated and maintained by the Borrower with the Lender at the Principal Office.

(c) Notwithstanding anything herein to the contrary the Lender shall not be required to make a Loan in excess of the Lender’s Commitment.

2.2 Fees. The Borrower agrees to pay the Lender the fees in the amounts and on the dates as set forth in any fee agreements with such party and to perform any other obligations contained therein.

2.3 Optional Prepayments.

(a) Subject to the terms of the First Lien Loan Agreements and the Intercreditor Agreement, the Borrower may at any time and from time to time prepay any Loan, in whole or in part, without premium or penalty, except as otherwise provided in (b) below, upon irrevocable notice delivered to the Lender, no later than 11:00 a.m., five Business Days prior thereto, in the case of LIBOR Borrowings, and no later than 11:00 a.m., one Business Day prior thereto, in the case of Alternate Base Rate Borrowings, which notice shall specify the date and amount of prepayment and whether the prepayment is of a specific Loan or Type of Loan and, if of a combination thereof, the amount allocable to each; provided, that if a LIBOR Borrowing is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay upon demand directly to the Lender, the Consequential Loss as a result of such prepayment. Partial prepayments shall be in an aggregate principal amount of $100,000 or a whole multiple thereof.

(b)(i) Each optional prepayment of Loan A shall be accompanied by a prepayment fee equal to (A) during the period from the Loan A Closing Date to but excluding the first anniversary of the Loan A Closing Date, 2.0% of the aggregate principal amount of such prepayment, (B) during the period from the first anniversary of the Loan A Closing Date to but excluding the second anniversary of the Loan A Closing Date, 1.0% of the aggregate principal amount of such prepayment and (C) after the second anniversary of the Loan A Closing Date, there shall be no prepayment fee. (ii) Each optional prepayment of Loan B shall be accompanied by a prepayment fee equal to (A) during the period from the

Loan B Closing Date to but excluding the first anniversary of the Loan B Closing Date, the lesser of (x) 2.0% of the aggregate principal amount of such prepayment or (y) 1.0% of the aggregate principal amount of such prepayment if such prepayment is made after the completion of an initial public offering of the Capital Stock of the Parent, (B) during the period from the first anniversary of the Loan B Closing Date to but excluding the second anniversary of the Loan B Closing Date, 1.0% of the aggregate principal amount of such prepayment and (C) after the second anniversary of the Loan B Closing Date, there shall be no prepayment fee.

(c) If any notice of any prepayment has been given, the principal amount specified in such notice, together with (in the case of any prepayment of a LIBOR Borrowing) interest thereon to the date of prepayment and any resulting Consequential Loss, shall be due and payable on such prepayment date.

2.4 Mandatory Prepayments; Offers to Prepay.

(a) If any Credit Party shall receive Net Cash Proceeds from any Asset Sale or Recovery Event, but only if and to the extent that the aggregate of all Net Cash Proceeds received by all Credit Parties during any period of twelve (12) consecutive months exceeds $2,500,000, then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied within three (3) Business Days of such date toward the prepayment of the Loans as set forth in Section 2.4(c); provided that to the extent that any property disposed pursuant to such Asset Sale or to which a Recovery Event relates constitutes First Lien Collateral, only any amount of the Net Cash Proceeds remaining after giving effect to the mandatory prepayments, if any, under the Credit Facilities shall be required to be applied toward the prepayment of the Loans pursuant to this Section 2.4; provided further, that, notwithstanding the foregoing, if a Reinvestment Notice has been delivered as provided above, on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Loans as set forth in Section 2.4(c).

(b) If any Credit Party shall incur any Indebtedness pursuant to the first paragraph of Section 7.1 which is not otherwise Permitted Debt (as defined in Section 7.1), then an amount equal to 100% of the cash proceeds received from such incurrence, net of attorneys’ fees, investment banking fees, accountants’ fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith shall be applied on the date of such incurrence toward the prepayment of the Loans as set forth in Sections 2.4(c).

(c) Upon receipt of the amount payable to the Lender pursuant to Sections 2.3, 2.4(a) or (b), the Lender shall distribute such amount in the following order: (i) to the payment of all expenses due and payable to the Lender under Section 9.9; (ii) to the payment of prepayment fees, if any, and interest then due and payable on Loan A; (iii) to the payment of prepayment fees, if any, and interest then due and payable on Loan B; (iv) to the payment of the principal amount of Loan A that is then due and payable; and (v) to the payment of the principal amount of Loan B that is then due and payable.

(d) To the extent of principal to be repaid pursuant to clause (iv) of Section 2.4(c) only, a prepayment of Loan A pursuant to Sections 2.4(a), 2.4(b) or 7.10(b) shall be accompanied by a prepayment fee equal to (i) during the period from the Loan A Closing Date to but excluding the first anniversary of the Loan A Closing Date, 2.0% of the aggregate principal amount of such prepayment, (ii) during the period from the first anniversary of the Loan A Closing Date to but excluding the second anniversary of the Loan A Closing Date, 1.0% of the aggregate principal amount of such prepayment and (iii) after second anniversary of the Loan A Closing Date, there shall be no prepayment fee.

(e) To the extent of principal to be repaid pursuant to clause (v) of Section 2.4(c) only, a prepayment of Loan B pursuant to Sections 2.4(a), 2.4(b) or 7.10(b) shall be accompanied by a prepayment fee equal to (i) during the period from the Loan B Closing Date to but excluding the first anniversary of the Loan B Closing Date, the lesser of (A) 2.0% of the aggregate principal amount of such prepayment or (B) 1.0% of the aggregate principal amount of such prepayment if such prepayment is made after the completion of an initial public offering of the Capital Stock of the Parent, (ii) during the period from the first anniversary of the Loan B Closing Date to but excluding the second anniversary of the Loan B Closing Date, 1.0% of the aggregate principal amount of such prepayment and (iii) after second anniversary of the Loan B Closing Date, there shall be no prepayment fee.

(f) Notwithstanding anything to the contrary in this Agreement, the Borrower is not obligated to apply Net Cash Proceeds to the prepayment of the Loans to the extent that such Net Cash Proceeds are required to be and are applied pursuant to the Credit Facility in satisfaction of obligations under the Credit Facility.

(g) In addition to the foregoing, the Borrower shall be required to make an offer to prepay the Loans as described in Section 7.10 and 7.17.

2.5 Notes; Repayment; Application of Payments and Prepayments.

(a) Subject to the provisions of Section 9.12 hereof relating to replacement and substitution of the Notes, each Loan made by the Lender shall be evidenced by a single Note dated as of the applicable Closing Date, payable to the Lender in a principal amount equal to the Lender’s Commitment as of such Closing Date.

(b) Loan A shall mature in one installment on the Loan A Maturity Date. Loan B shall mature in one installment on the Loan B Maturity Date.

(c) All sums payable by the Borrower to the Lender hereunder or pursuant to the Notes or any of the other Loan Documents shall be payable in United States dollars in immediately available funds not later than 12:00 noon on the date such payment or prepayment is due and shall be made without set-off, counterclaim or deduction of any kind. Any such payment or prepayment received and accepted by the Lender after 12:00 noon shall be considered for all purposes (including the payment of interest, to the extent permitted by law) as having been made on the next succeeding Business Day. All such payments or prepayments shall be made at the Principal Office. If any payment or prepayment becomes due and payable on a day which is not a Business Day, then the date for the payment thereof shall be extended to the next succeeding Business Day and interest shall be payable thereon at the then applicable rate per annum during such extension.

2.6 Interest Rates for Loans.

(a) Subject to Section 9.6 hereof, each LIBOR Borrowing shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the LIBOR Rate determined for such day plus the Applicable Margin.

(b) Each Alternate Base Rate Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

(c) All principal outstanding, whether then due and payable, after the occurrence of an Event of Default which has not been cured to the satisfaction of the Lender or waived in writing by the Lender shall bear interest at the Default Rate, which shall be due and payable upon demand, (2) past due principal and interest shall bear interest at the Default Rate, which shall be payable on demand, and (3) subject to the provisions hereof, the Borrower may elect from time to time to convert LIBOR Borrowings to Alternate Base Rate Borrowings, individually herein called an “Interest Option” and collectively called “Interest Options”) as provided in Section 2.6(e). The records of the Lender, with respect to Interest Options, Interest Periods and the amounts of the Loans to which they are applicable shall be binding and conclusive, absent manifest error.

(d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

(e) The Borrower shall have the right to designate or convert its Interest Options in accordance with the provisions hereof. Provided no Default or Event of Default has occurred and is continuing, and subject to the provisions of the last sentence of Section 2.6(c) hereinabove and the provisions of Section 2.7 hereof, the Borrower may elect from time to time to convert LIBOR Borrowings to Alternate Base Rate Borrowings. Each change in Interest Options shall be a conversion of the rate of interest applicable to the specified portion of the Loan, but such conversion alone shall not change the outstanding principal balance of the Notes. The Interest Options shall be designated or converted in the manner provided below:

(1) The Borrower shall give the Lender notice by telephone, promptly confirmed by written notice (the “Rate Selection Notice”) substantially in the form of Exhibit C hereto. Each such telephone and written notice shall specify the amount and type of borrowings which are the subject of the designation, if any; the amount and type of borrowings into which such borrowings are to be converted or for which an Interest Option is designated; the proposed date for the designation or conversion (which, in the case of conversion of LIBOR Borrowings, shall be the last day of the Interest Period applicable thereto) and the Interest Period or Periods, if any, selected by the Borrower. Such notice by telephone shall be irrevocable and shall be given to the Lender no later than the applicable Rate Selection Date.

(2) No more than five (5) LIBOR Borrowings and corresponding Interest Periods with respect to any Loan shall be outstanding at any one time. Each LIBOR Borrowing shall be in a minimum aggregate principal amount of at least $500,000 for the Lender, with any increases over such minimum amount being in integral aggregate multiples of $100,000 for the Lender.

(3) Each designation or conversion shall occur on a Business Day.

(4) Except as provided in Section 2.7 hereof, no LIBOR Borrowing shall be converted on any day other than the last day of the applicable Interest Period.

(f) All interest and fees (excluding any prepayment fee owing pursuant to Section 2.3 hereof) will be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable, unless the effect of so computing shall be to cause the rate of interest to exceed the Highest Lawful Rate.

2.7 Special Provisions Applicable to LIBOR Borrowings.

(a) If, after the date of this Agreement, the adoption of any applicable Legal Requirement or any change in any applicable Legal Requirement or in the interpretation or administration thereof by any Governmental Authority or compliance by the Lender with any request or directive (whether or not having the force of law) of any Governmental Authority shall at any time make it unlawful or impracticable for the Lender to permit the establishment of or to maintain any LIBOR Borrowing, the commitment of the Lender to establish or maintain the Adjusted LIBOR Rate affected by such adoption or change shall forthwith be canceled, the Lender shall use reasonable efforts to give the Borrower written notice thereof within a reasonable time after discovery of such adoption or change by the Lender (it being agreed, however, that any failure to provide such notice to the Borrower shall not in any manner affect the rights under this Section 2.7(a) of the Lender), and the Borrower shall forthwith, upon demand by the Lender to the Borrower, (1) convert the Adjusted LIBOR Rate with respect to which such demand was made to the Alternate Base Rate; (2) pay all accrued and unpaid interest to date on the amount so converted; and (3) pay any amounts required to compensate the Lender for any additional cost or expense which the Lender may incur as a result of such adoption of or change in such Legal Requirement or in the interpretation or administration thereof and any Consequential Loss which the Lender may incur as a result of such conversion to the Alternate Base Rate. If, when the Lender so notifies the Borrower, the Borrower has given a Rate Selection Notice specifying one or more borrowings of the type with respect to which such demand was made but the selected Interest Period or Interest Periods has not yet begun, such Rate Selection Notice shall be deemed to be of no force and effect, as if never made, and the balance of the Loan specified in such Rate Selection Notice shall bear interest at the Alternate Base Rate until a different available Interest Option shall be designated in accordance herewith.

(b) If the adoption of any applicable Legal Requirement or any change in any applicable Legal Requirement or in the interpretation or administration thereof by any Governmental Authority or compliance by the Lender with any request or directive (whether or not having the force of law) from any Governmental Authority shall at any time as a result of any portion of the principal balance of the Notes being maintained on the basis of the Adjusted LIBOR Rate:

(1) impose, modify, increase or deem applicable any reserve requirement (excluding that portion of any reserve requirement included in the calculation of the Statutory Reserves), special deposit requirement or similar requirement (including state law requirements and Regulation D) imposed, modified, increased or deemed applicable by any Governmental Authority against assets held by the Lender, or against deposits or accounts in or for the account of the Lender, or against loans made by the Lender, or against any other funds, obligations or other Property owned or held by the Lender; or

(2) impose on the Lender any other materially restrictive or limiting condition regarding any LIBOR Borrowing;

and the result of any of the foregoing is to increase the cost to the Lender of agreeing to make or of making, renewing or maintaining such borrowing on the basis of the Adjusted LIBOR Rate, or reduce the amount of principal or interest received by the Lender, then the Lender shall use reasonable efforts to give the Borrower written notice thereof within a reasonable time after discovery of such adoption or change by the Lender, (it being agreed, however, that any failure to provide such notice to the Borrower shall not in any manner affect the rights under this Section 2.7(b) of the Lender), and, upon demand by the Lender, the Borrower shall pay to the Lender, from time to time as specified by the Lender, additional amounts which shall compensate the Lender for such increased cost or reduced amount. The Lender will promptly notify the Borrower in writing of any event, upon becoming actually aware of it, which will entitle the Lender to additional amounts pursuant to this paragraph. The Lender’s determination of the amount of any such increased cost, increased reserve requirement or reduced amount shall be conclusive and binding, absent manifest error, provided that the calculation thereof and reason therefore is certified and is set forth in reasonable detail in such certification by such Lender.

The Borrower shall have the right, if it receives from the Lender any notice referred to in the preceding paragraph, upon three (3) Business Days’ notice to the Lender, either (i) to repay in full (but not in part) any borrowing with respect to which such notice was given, together with any accrued interest thereon, or (ii) to convert the Adjusted LIBOR Rate in effect with respect to such borrowing from the Lender to the Alternate Base Rate; provided, that any such repayment or conversion shall be accompanied by payment of (x) the amount required to compensate the Lender for the increased cost or reduced amount referred to in the preceding paragraph; (y) all accrued and unpaid interest to date on the amount so repaid or converted; and (z) any Consequential Loss which may be incurred as a result of such repayment or conversion. Additionally, if it receives from the Lender any notice referred to in the preceding paragraph, the Borrower shall also have the corresponding rights in Section 9.16(c).

(c) If for any reason with respect to any Interest Period the Lender shall have in good faith determined (which determination shall be conclusive and binding upon the Borrower) that: (1) the Lender is unable through its customary general practices to determine a rate at which the Lender is offered deposits in United States dollars by prime banks in the London interbank market, in the appropriate amount for the appropriate period, or by reason of circumstances affecting the London interbank market, generally, the Lender is not being offered deposits for the applicable Interest Period and in an amount equal to the amount of the Lender’s pro-rata portion of any LIBOR Borrowing requested by the Borrower, or (2) the Adjusted LIBOR Rate will not adequately and fairly reflect the cost to the Lender of making and maintaining any LIBOR Borrowing hereunder for any proposed Interest Period, then the Lender shall give the Borrower notice thereof and thereupon, (A) any Rate Selection Notice previously given by the Borrower designating an Adjusted LIBOR Rate which has not commenced as of the date of such notice from the Lender shall be deemed for all purposes hereof to be of no force and effect, as if never given, and (B) until the circumstances giving rise to such notice from the Lender no longer exist, each Rate Selection Notice requesting an Adjusted LIBOR Rate shall be deemed a request for an Alternate Base Rate Borrowing, and each outstanding LIBOR Borrowing then in effect shall be converted, without any notice to or from the Borrower, upon the termination of the Interest Period then in effect to an Alternate Base Rate Borrowing.

(d) Each Credit Party, jointly and severally with all other Credit Parties, hereby agrees to indemnify the Lender against and hold each of them harmless from any Consequential Loss which it may incur or sustain as a consequence of any prepayment

(mandatory or optional) or default by the Borrower in the payment of any principal amount of or interest on each Note or any failure by the Borrower to convert or to borrow any LIBOR Borrowing on the date specified by the Borrower. This agreement shall survive the payment of each Note. A certificate as to any additional amounts payable to the Lender pursuant to this paragraph, detailing the basis therefore and submitted by the Lender to the Borrower shall be conclusive and binding upon the Credit Parties, absent manifest error, provided the calculation thereof is set forth in reasonable detail in such notice.

(e) If the Borrower requests quotes of the Adjusted LIBOR Rate for different Interest Periods being considered for election by the Borrower, the Lender will use reasonable efforts to provide such quotes to the Borrower promptly. However, all such quotes provided shall be representative only and shall not be binding on the Lender, nor shall they be determinative, directly or indirectly, of any Adjusted LIBOR Rate or any component of any such rate, nor will the Borrower’s failure to receive or the Lender’s failure to provide any requested quote or quotes either (1) excuse or extend the time for performance of any obligation of the Borrower or for the exercise of any right, option or election of the Borrower or (2) impose any duty or liability on the Lender. If the Borrower requests a list of the Business Days in any calendar month, the Lender will use reasonable efforts to provide such list promptly. However, any such list provided shall be understood to identify only those days which the Lender believes in good faith at the time such list is prepared will be the Business Days for such month. The Lender shall not have any liability for any failure to provide, delay in providing, error or mistake in or omission from, any such quote or list.

(f) If the Lender has a LIBOR Lending Office which differs from its Domestic Lending Office, all Loans advanced by the Lender’s LIBOR Lending Office shall be deemed to have been made by the Lender and the obligation of the Borrower to repay such Loan shall nevertheless be to the Lender and shall be deemed held by such Lender, to the extent of such portions of the Loan, for the account of the Lender’s LIBOR Lending Office.

(g) Notwithstanding any provision of this Agreement to the contrary, the Lender shall be entitled to fund and maintain its funding of all or any part of the Loans hereunder in any manner it sees fit, it being understood, however, that for the purposes of this Agreement, all determinations hereunder shall be made as if the Lender had actually funded and maintained its portion of each LIBOR Borrowing during each Interest Period for the Loans through the purchase of deposits having a maturity corresponding to such Interest Period and bearing an interest rate equal to the LIBOR Rate for such Interest Period.

(h) The Borrower’s obligation to pay increased costs and Consequential Loss with regard to each LIBOR Borrowing as specified in this Section 2.7 hereof shall survive termination of this Agreement.

2.8 Recapture. If on any Interest Payment Date the Lender does not receive payment in full of interest computed at the Alternate Base Rate and/or the Adjusted LIBOR Rate, as applicable (computed without regard to any limitation by the Highest Lawful Rate), because the sum of the Alternate Base Rate and/or the Adjusted LIBOR Rate, as applicable (so computed), exceeds or has exceeded the Highest Lawful Rate applicable to Lender, the Borrower shall pay to the Lender, in addition to interest otherwise required, on each Interest Payment Date thereafter, the Excess Interest Amount (calculated as of each such subsequent Interest Payment Date); provided, that in no event shall the Borrower be required to pay, for any computation period, interest at a rate exceeding the Highest Lawful Rate applicable to the Lender during such period. As used herein, the term “Excess Interest Amount” shall mean, on any day, the amount by which (a) the amount of all interest which would have accrued prior to such day on the outstanding principal of the Notes of the Lender (had the Alternate Base Rate and/or the Adjusted LIBOR Rate, as applicable, at all times been in effect without limitation by the Highest Lawful Rate applicable to the Lender) exceeds (b) the aggregate amount of interest actually paid to the Lender on its Notes on or prior to such day.

3. COLLATERAL.

3.1 Security Documents. The Loans and all other Obligations shall be secured by the Collateral as and to the extent described in the Security Documents and the Intercreditor Agreement and the Lender is entitled to the benefits thereof. The Credit Parties shall duly execute and deliver the Security Documents, all consents of third parties necessary to permit the effective granting of the Liens created thereby, and other documents, all in Proper Form, as may be reasonably required by the Lender to grant to the Lender, a valid, perfected and enforceable second priority Lien on and security interest in the Collateral (subject to (i) the senior priority of the Liens evidenced by the First Lien Collateral Documents and (ii) the Liens permitted under Section 7.2 hereof), including, without limitation, any and all original stock certificates, stock transfer powers, assignments and other documents and instruments necessary or desirable under the laws of any applicable jurisdiction with regard to the Equity Interests covered by any Security Agreement.

3.2 Filing and Recording. The Credit Parties shall, at their sole cost and expense, cooperate with the Lender in causing all financing statements and other Security Documents pursuant to this Agreement to be duly recorded and/or filed or otherwise perfected in all places necessary to perfect the Liens of the Lender in the opinion of the Lender, and the Credit Parties shall take such other actions as the Lender may reasonably request, in order to perfect and protect the Liens of the Lender, in the Collateral. Each of the Credit Parties, to the extent permitted by law, hereby authorizes the Lender to file any financing statement, Mortgage or other Security Document in respect of any Lien created pursuant to the Security Documents which may at any time be required to perfect such Liens or which, in the reasonable opinion of the Lender , may at any time be desirable, although the same may have been executed only by the Lender or, at the option of the Lender, to sign such financing statement on behalf of any Credit Party, and file the same, and each of the Credit Parties hereby irrevocably designates the Lender, its agents, representatives and designees as its agent and attorney-in-fact for this purpose. In the event that any re-recording or refiling thereof (or the filing of any statements of continuation or assignment of any financing statement) is required to protect and preserve such Lien, the Credit Parties shall, at the Credit Parties’ cost and expense, cause the same to be recorded and/or refiled at the time and in the manner requested by the Lender.

4. CONDITIONS.

4.1 Conditions to Closing Date. The obligation of the Lender to make Loan B is subject to the satisfaction of the following conditions as of the Loan B Closing Date:

(a) Agreement and Loan Documents. The Lender shall have received (i) a counterpart of this Agreement signed on behalf of each party hereto and (ii) the Loan Documents in Proper Form executed by the applicable Credit Parties;

(b) First Lien Loan Agreements. (i) All conditions precedent to the closing of the First Lien Loan Agreements shall have been satisfied or waived prior to or simultaneously with the closing hereunder and the terms and conditions of the First Lien Loan Agreements shall be reasonably satisfactory to the Lender and the Lender shall have received (ii) one copy of each of the First Lien Loan Documents, including all amendments and schedules thereto, certified as true and correct copies by a Responsible Officer of the Borrower, together with evidence that all of the First Lien Loan Documents are in full force and effect, and all material consents, approvals and filings required by any Governmental Authority in connection with any and all First Lien Loan Documents have been obtained and made;

(c) Representations and Warranties. All representations and warranties of any of the Credit Parties set forth in this Agreement and in any other Loan Document shall be true and correct in all material respects with the same effect as though made on and as of such date;

(d) No Material Adverse Effect. There shall have occurred no Material Adverse Effect, after giving effect to Loan B;

(e) No Default. No Default or Event of Default shall have occurred and be continuing on the Loan B Closing Date or after giving effect to Loan B;

(f) Certificate of Responsible Officer. If requested by the Lender, it shall have received a certificate executed by a Responsible Officer of the Borrower as to the compliance with subparagraphs (c) through (e) above;

(g) No Legal Bar. The making of Loan B shall not be prohibited by, or subject the Lender to, any penalty or onerous condition under any Legal Requirement; and

(h) Fees. The Borrower shall have paid all fees required to be paid under the Loan Documents and any separate fee letter with the Lender and the Lender’s applicable Affiliates, and all legal fees and expenses required to be paid under Section 9.9 of this Agreement and under the Loan Documents for which invoices have been presented through the date of such Loan.

(i) Closing Certificates; Good Standing Certificates. The Lender shall have received, in each case, in Proper Form:

(1) a certificate of corporate resolutions and incumbency executed by the Secretary or an Assistant Secretary of the Borrower dated as of the date hereof, authorizing (i) the Borrower’s entering into the transactions contemplated hereby and (ii) the delivery by the Borrower of the Loan Documents to be executed and delivered by the Borrower;

(2) a certificate of corporate resolutions and incumbency executed by the Secretary or an Assistant Secretary of each of the Guarantors dated as of such Closing Date, authorizing each of the Guarantors to (i) enter into the transactions contemplated hereby and (ii) deliver the Loan Documents to be executed and delivered by the Guarantors;

(3) certified copies of the Organizational Documents of the Borrower;

(4) certificates from the Secretary of State or other appropriate public official of the State of Delaware as to the continued existence and good standing of the Borrower in the State of Delaware; and

(5) certificates from the Secretary of State or other appropriate public official as to the continued existence and good standing of each of the Guarantors in its applicable State of formation;

(j) Receipt of Proceeds. The Lender shall have received evidence confirming that the Borrower has received $45,000,000 from the borrowing of term loans under the Term Loan Agreement;

(k) Intercreditor Agreement. The Intercreditor Agreement in Proper Form shall have been executed by each of the parties thereto;

(l) Legal Matters. The Lender shall have received (i) evidence that all legal (including tax implications) and regulatory matters in connection with the Loans are satisfactory to the Lender, and (ii) a legal opinion from Goodwin Procter LLP, the independent counsel for the Credit Parties, dated as of the Loan B Closing Date, addressed to the Lender and acceptable in all respects to the Lender in its sole reasonable discretion

(m) Insurance. The Lender shall have received certificates of insurance satisfactory to the Lender in all respects evidencing the existence of all insurance required to be maintained by the Borrower and its Subsidiaries pursuant to the terms of this Agreement and the Security Documents; and

(n) Approvals. The Lender shall have received evidence that all material governmental and third-arty approvals necessary in connection with the transactions contemplated hereby have been obtained on terms satisfactory to the Lender and shall be in full force and effect;

(o) Other Documents. Lender shall have received all other Loan Documents and any other instruments or documents consistent with the terms of this Agreement and relating to the transactions contemplated hereby as the Lender may reasonably request, executed by the Credit Parties or any other Person required by the Lender.

5. REPRESENTATIONS AND WARRANTIES.

Each of the Credit Parties represents and warrants to the Lender, as to itself and each other Credit Party, that:

5.1 Organization. Each Credit Party is duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation; has all power and authority under its organizational documents to own its respective Property and assets and to conduct its respective businesses as presently conducted; and is duly qualified to do business and in good standing in each and every state jurisdiction where its respective business requires such qualification, except for those jurisdictions in which the failure to qualify and/or be in good standing would not reasonably be expected to result in a Material Adverse Effect.

5.2 Financial Statements.

(a) The Consolidated financial statements of the Credit Parties and their Subsidiaries delivered to the Lender in connection with this Agreement, including without limitation, the Annual Audited Financial Statements of dated as of June 30, 2006, fairly present in all material respects, in accordance with GAAP, the Consolidated financial condition and the results of operations of the Credit Parties and their Subsidiaries as of the dates and for the periods indicated, subject to year-end audit adjustments and the absence of footnotes in the case of such unaudited or any pro forma statements, and no Material Adverse Effect has occurred since the dates of such financial statements.

(b) The Credit Parties have heretofore furnished to the Lender, for the calendar months from the projected Closing Date through June 30, 2007 and for each fiscal year of the Credit Parties thereafter through the Loan B Maturity Date, projected income statements, balance sheets and cash flows of the Credit Parties and their Subsidiaries, on a Consolidated basis, together with one or more schedules demonstrating prospective compliance with all financial covenants contained in this Agreement, such projections disclosing all material assumptions made by the Credit Parties in formulating such projections. The projections are based upon estimates and assumptions which the Credit Parties believe are reasonable in light of the conditions which existed as of the time the projections were made, have been prepared on the basis of the material assumptions stated therein and reflect as of the Loan B Closing Date an estimate believed reasonable by the Credit Parties as to the results of operations and other information projected therein.

5.3 Enforceable Obligations; Authorization. The Loan Documents are legal, valid and binding obligations of the respective Credit Parties executing and delivering the same, enforceable against such Credit Parties in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws affecting creditors rights generally and by general equitable principles regardless of whether considered in a proceeding in equity or at law. The execution, delivery and performance of the Loan Documents have all been duly authorized by all necessary corporate, and if necessary shareholder, action; are within the power and authority of each of the Credit Parties; do not and will not violate any Legal Requirement material to the business, assets or operations of any of the Credit Parties taken as a whole or the Organizational Documents of any of the Credit Parties; do not and will not constitute a default under, any material agreement or instrument by which any of the Credit Parties or any material portion of any of the Credit Parties’ Property is bound or affected; and do not and will not result in the creation of any Lien upon any Property of any of the Credit Parties except as expressly contemplated therein. All necessary approvals of any Governmental Authority and all other requisite material permits, registrations and consents for the performance have been obtained for the delivery and performance of the Loan Documents.

5.4 Other Debt. Except as set forth on Schedule 5.4 attached hereto, no Credit Party is in default in the payment of any other Indebtedness or under any agreement, mortgage, deed of trust, security agreement or lease to which it is a party, the result of which would or could reasonably be expected to result in a Material Adverse Effect.

5.5 Litigation. Except as set forth on Schedule 5.5 attached hereto, to the knowledge of the Credit Parties, there is no litigation or administrative proceeding pending or threatened against, nor any outstanding judgment, order or decree affecting, any of the Credit Parties or any of their Subsidiaries before or by any Governmental Authority or arbitral body as to which there is a reasonable possibility of an adverse determination and which individually or in the aggregate have, or if adversely determined could reasonably be expected to have, a Material Adverse Effect. Except as set forth on Schedule 5.5 attached hereto, as of the Loan B Closing Date there is no litigation or administrative proceeding pending against, nor any outstanding judgment, order or decree affecting, any of the Credit Parties or any of their Subsidiaries before or by any Governmental Authority or arbitral body. Except as set forth on Schedule 5.5 attached hereto, none of the Credit Parties, nor any of their Subsidiaries, is knowingly in material default with respect to any judgment, writ, rule, regulation, order or decree of any Governmental Authority.

5.6 Taxes. Except as set forth on Schedule 5.6 attached hereto, the Credit Parties and their Subsidiaries have filed all federal, state, local or foreign tax returns required to have been filed by them and paid all taxes shown thereon to be due, except those for which extensions have been obtained, and except for those which are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained in accordance with GAAP. There is no outstanding federal audit by the Internal Revenue Service of the income tax returns of any of the Credit Parties or any of their Subsidiaries claimed or raised in writing, and none of the Credit Parties or any of their Subsidiaries have, as of the Loan B Closing Date, any extension of time with respect to an assessment or deficiency relating to any Federal tax return that is still in effect. None of the Credit Parties or any of their Subsidiaries have, as of the Loan B Closing Date, any extension of time with respect to an assessment or deficiency relating to any state, local or foreign tax return that is still in effect, other than extensions with respect to tax liabilities where the failure by the applicable Credit Party to pay such tax liabilities would not have a Material Adverse Effect. None of the Credit Parties or any of their Subsidiaries is a party to any tax sharing arrangement with any Person (other than the affiliated group of which Walco Holdings is the parent).

5.7 No Material Misstatements. No information, report, financial statement, exhibit or schedule prepared and furnished by or on behalf of any Credit Party to the Lender in connection with this Agreement or any other Loan Documents knowingly contains any material misstatement of fact or knowingly omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading at the time prepared or furnished.

5.8 Subsidiaries. As of the date hereof, the Credit Parties have no Subsidiaries other than as listed on Schedule 5.8 attached hereto. Except as expressly indicated on Schedule 5.8 attached hereto, as of the Loan B Closing Date, each of the Subsidiaries listed on Schedule 5.8 is wholly owned by the applicable Credit Party. As of the Loan B Closing Date, Schedule 5.8 sets forth (a) the jurisdiction of incorporation or organization of each Subsidiary of the Credit Parties, and (b) the percentage of the applicable Credit Party’s ownership of the Equity Interests of each Subsidiary of the Credit Parties.

5.9 Representations by Others. All representations and warranties made by or on behalf of any of the Credit Parties in any Loan Document shall constitute representations and warranties of the Credit Parties hereunder.

5.10 Permits, Licenses, Etc. Each of the Credit Parties possess all material permits from each applicable Governmental Authority, licenses from each applicable Governmental Authority, patents, patent rights, trademarks, trademark rights, trade names, trade name rights and copyrights which are reasonably required to conduct their respective businesses.

5.11 ERISA. No Reportable Event has occurred with respect to any Plan which, when taken together with all other such Reportable Events for which liability is reasonably expected to occur, could reasonably be expected to result in any material liability. Each Plan complies in all material respects with all applicable provisions of ERISA, and the Borrower or each ERISA Affiliate have filed all reports required by ERISA and the Code to be filed with respect to each Plan. The Borrower does not have any knowledge of any event which could reasonably be expected to result in a liability of the Borrower or any ERISA Affiliate to the PBGC other than for applicable premiums. No accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code), whether or not waived, exists with respect to any Plan. No event has occurred and no condition exists that could reasonably be expected to constitute grounds for a Plan to be terminated under circumstances which would cause the Lien provided under Section 4068 of ERISA to attach to any Property of the Borrower or any ERISA Affiliate. No event has occurred and no condition exists that could reasonably be expected to cause the Lien provided under Section 302 of ERISA or Section 412 of the Code to attach to any Property of the Borrower or any ERISA Affiliate.

5.12 Title to Properties; Possession under Leases.

(a) Except as set forth on Schedule 5.12 attached hereto, the Credit Parties and each of their respective Subsidiaries have good and marketable title to, or a valid leasehold interest in, all of their respective Property and assets that are material to their respective business taken as a whole shown on the most recent Consolidated balance sheet for the Credit Parties and their Subsidiaries provided under the terms of Section 6.3(a) or Section 6.3(b), and all assets and Property that are material to their respective business taken as a whole, acquired since the date of such respective balance sheets, except for such Property as is no longer used or useful in the conduct of their respective businesses or as have been disposed of in the ordinary course of business or otherwise in accordance with this Agreement, and except for minor defects in title that do not interfere with the ability of the Credit Parties or any of their Subsidiaries to conduct their respective businesses as now conducted or as otherwise disclosed in the title insurance delivered to the Lender in accordance with Section 4.1(y). All such assets and Property are free and clear of all Liens other than those permitted by Section 7.2 hereof.

(b) Except as set forth on Schedule 5.12 attached hereto, the Borrower and each of its Subsidiaries have no knowledge of any material default under any material leases to which any of them is a party and under which any of them is in occupancy, except where non-compliance does not affect the Borrower’s or such Subsidiary’s use or occupancy thereof, as applicable, and all such material leases are in full force and effect. Schedule 5.12 attached hereto sets forth each of such leases of real Property in existence as of the Loan B Closing Date, and upon the request of the Lender, the Borrower will provide Lender with complete and correct copies of all of such leases of real Property then in effect.

5.13 Assumed Names. As of the Loan B Closing Date, neither the Borrower, nor any of its Subsidiaries, is currently conducting its business under any assumed name or names, except as set forth on Schedule 5.13 attached hereto. Upon written request by the Lender, the Borrower shall promptly furnish the Lender with a then current listing of all assumed names that the Borrower and/or any of its Subsidiaries is then utilizing in conducting their respective businesses.

5.14 Investment Company Act. None of the Credit Parties or any of their Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended.

5.15 Intentionally Omitted.

5.16 Agreements. Schedule 5.16 attached hereto is a complete and correct list, as of the Loan B Closing Date (after giving effect to the First Lien Debt transactions), of (i) all credit agreements or indentures for borrowed money and capitalized leases to which any of the Credit Parties or any of their Subsidiaries is a party and all Property of any of the Credit Parties or any of their Subsidiaries subject to any Lien securing such Indebtedness or capitalized lease obligation, (ii) each letter of credit and guaranty to which any of the Credit Parties or any of their Subsidiaries is a party, (iii) all other material instruments in effect as of the date hereof providing for, evidencing, securing or otherwise relating to any Indebtedness for borrowed money of any of the Credit Parties or any of their Subsidiaries (other than the Indebtedness hereunder), and (iv) all obligations of any of the Credit Parties or any of their Subsidiaries to issuers of appeal bonds issued for account of any Credit Party or any of its Subsidiaries. The Borrower shall, upon, request by the Lender, deliver to the Lender a complete and correct copy of all such credit agreements, indentures, capitalized leases, letters of credit, guarantees and other instruments described in Schedule 5.16 or arising after the date hereof, including any modifications or supplements thereto, as in effect on the date hereof.

5.17 Environmental Matters. Except as disclosed on Schedule 5.17 attached hereto or in any of the environmental assessments or studies described on Schedule 5.17 attached hereto, to the Credit Parties’ knowledge: (a) each of the Credit Parties and their Subsidiaries are in material compliance with all limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Requirement of Environmental Law or Environmental Permit reasonably necessary to the conduct of any material aspect of the business of any Credit Party or any of its Subsidiaries; (b) each of the Credit Parties and their Subsidiaries (i) have obtained and maintained in effect all Environmental Permits reasonably necessary to the conduct of any material aspect of the business of any Credit Party or any of its Subsidiaries, (ii) along with their respective Properties (whether leased or owned) have been and are in material compliance with all applicable Requirements of Environmental Law and Environmental Permits, (iii) along with their respective Properties (whether leased or owned) are not subject to any material (A) Environmental Claims or (B) Environmental Liabilities arising from or based upon any act, omission, event, condition or circumstance occurring or existing on or prior to the date hereof, and (iv) have not received individually or collectively any notice of any material violation or alleged material violation of any Requirements of Environmental Law or Environmental Permit or any Environmental Claim in connection with their respective Properties; and (c) none of the Credit Parties or any of their Subsidiaries has actual knowledge of any material violation of any applicable Requirements of Environmental Law and Environmental Permits by, or of any material Environmental Claims or Environmental Liabilities arising against, any of the prior owners or operators and predecessors in interest with respect to any of the Credit Parties’ or any of their Subsidiaries’ respective Property.

5.18 Intentionally Omitted.

5.19 Solvency.

(a) Immediately after the consummation of the transactions contemplated hereunder to occur on the Loan B Closing Date, (i) the fair value of the assets of each Credit Party, at a fair valuation, will exceed its debts and liabilities, subordinated, contingent or otherwise; (ii) the present fair saleable value of the property of each Credit Party will be greater than the amount that will be required to pay the probable liability of its debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured; (iii) each Credit Party will be able to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured; and (iv) each Credit Party will not have unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted after the Loan B Closing Date; provided, however, that for purposes of the foregoing representations and warranties by the Canadian Subsidiaries of the Borrower set forth in clauses (i), (ii) and (iii), the contingent liabilities of such Canadian Subsidiaries under the terms of the Guaranty and under the terms of the guaranty by such Canadian Subsidiaries of the First Lien Debt shall be excluded. Notwithstanding the forgoing proviso, however, each Canadian Subsidiary of the Borrower represents and warrants that applicable Canadian bankruptcy and insolvency laws do not provide such Canadian Subsidiary with any fraudulent conveyance or the similar defense to the enforcement of such Canadian Subsidiary’s Obligations under the Guaranty or any applicable Security Document to which such Canadian Subsidiary is a party.

(b) No Credit Party intends to, or will permit any of its Subsidiaries to, and no Credit Party believes that it or any of its Subsidiaries will, incur debts beyond its ability to pay such debts as they mature, taking into account the timing of and amounts of cash to be received by it or any such Subsidiary and the timing of the amounts of cash to be payable on or in respect of its Indebtedness or the Indebtedness of any such Subsidiary.

5.20 Security Interest in Collateral. The provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Lender, and such Liens constitute perfected and continuing Liens on the Collateral, securing the Obligations, enforceable (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is brought by proceedings in equity or at law)) against the applicable Credit Party and all third parties, and having priority over all other Liens on the Collateral except in the case of (a) Permitted Liens, (b) Liens perfected by possession, control or filing (including possession of any certificate of title) to the extent the First Lien Collateral Agent has not obtained or does not maintain possession of such Collateral (including constructive possession), other than as a result of any breach by a Credit Party of any of its covenants or representations under the Loan Documents, (c) Liens perfected only by filing to the extent the Lender has not made such filing and (d) Liens evidenced by the First Lien Collateral Documents.

5.21 First Lien Loan Documents. Each of the First Lien Loan Documents constitutes the valid and binding obligation of the applicable Credit Parties, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, and moratorium laws and other laws affecting creditors’ rights generally and by general principles of equity regardless of whether considered in a proceeding in equity or at law. The Credit Parties have no knowledge that any of the representations and warranties contained in any of the First Lien Loan Documents were not true and correct in all material respects on and as of the date given or, except as consented to by the Lender in writing or otherwise disclosed in writing to the Lender prior to the Loan B Closing Date, that any of the material terms thereof have been modified, amended or waived other than as permitted under Section 7.18.

5.22 Transactions with Related Parties. Except as set forth on Schedule 5.22 attached hereto, any and all transactions, contracts, or other agreements existing on the Loan B Closing Date which have been entered into by and among any Credit Party and any officer, director, shareholder or Affiliate of any of the Credit Parties (other than Permitted Affiliate Transactions), has been entered into and made upon terms and conditions not less favorable to the applicable Credit Parties than those terms which could have been obtained from wholly independent and unrelated sources, except as set forth on Schedule 5.22 attached hereto.

5.23 Patents, Trademarks and Copyrights. Schedule 5.23 hereto sets forth a true, accurate and complete listing, as of the date hereof, of all patents, registered trademarks and copyrights, and applications therefor, of each of the Credit Parties and each of their Subsidiaries as of the Loan B Closing Date. Except as created or permitted under the Loan Documents, no Lien exists with respect to the interest of any Credit Party or any of its Subsidiaries in any such patents, registered trademarks or copyrights or applications therefor, and no Credit Party or any of its Subsidiaries has transferred or subordinated any interest it may have in such patents, registered trademarks and copyrights and applications therefor. The Borrower shall, from time to time as necessary, deliver to the Lender an updated Schedule 5.23 to this Agreement, together with a certificate of a Responsible Officer of the Borrower certifying that the information set forth on such schedule is true, correct and complete as of such date, which schedule may be used to prepare additional Security Agreements, if necessary.

6. AFFIRMATIVE COVENANTS.

Until the Obligations shall have been paid in full, each Credit Party executing this Agreement covenants and agrees, jointly and severally with all of the Credit Parties, to perform and observe (and cause each of its Subsidiaries to perform and observe) each and all of the following covenants and agreements:

6.1 Businesses and Properties. At all times: (a) do or cause to be done all things necessary to obtain, preserve, renew and keep in full force and effect the rights, licenses, permits, franchises, patents, copyrights, trademarks and trade names material to the conduct of its businesses; (b) maintain and operate such businesses in the same general manner in which they are presently conducted and operated, provided that the foregoing shall not prohibit any merger, consolidation, liquidation, dissolution or any discontinuance or sale of such business permitted under Section 7.4; (c) comply in all material respects with all Legal Requirements applicable to the operation of such businesses whether now in effect or hereafter enacted (including without limitation, all Legal Requirements relating to public and employee health and safety and all Environmental Laws) and with any and all other Legal Requirements; and (d) keep and maintain all Property material to the conduct of such businesses in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make, or cause to be made, all necessary repairs, renewals, additions, improvements and replacements thereto necessary in order that the business carried on in connection therewith may be properly conducted at all times.

6.2 Taxes. Pay and discharge promptly when due (giving effect to all extensions of time permitted by the applicable Governmental Authority) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its Property, before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise, which, if unpaid, might give rise to Liens upon such properties or any part thereof (except as otherwise permitted by Section 7.2 hereof), unless being contested in good faith by appropriate proceedings and as to which adequate reserves in an amount not less than the aggregate amount secured by such Liens have been established in accordance with GAAP; provided, however, that such contested amounts giving rise to such Liens shall be immediately paid upon commencement of any procedure or proceeding to foreclose any of such Liens unless the same shall be validly stayed by a court of competent jurisdiction or a surety bond, which is satisfactory in all respects to the Lender, is delivered to the Lender in an amount no less than such contested amounts.

6.3 Financial Statements and Information. Furnish to the Lender each of the following:

(a) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Credit Parties, Annual Audited Financial Statements of the Credit Parties and their Subsidiaries;

(b) as soon as available and in any event within thirty (30) days after the end of each calendar month, Monthly Unaudited Financial Statements of the Credit Parties and their Subsidiaries;

(c) concurrently with the financial statements provided for in Subsections 6.3(a) and 6.3(b) hereof, (1) an Officer’s Certificate, signed by a Responsible Officer of applicable Credit Party, and (2) if applicable, a written certificate in Proper Form, identifying each Subsidiary which is otherwise required by the provisions of Section 6.10 hereof to become a Guarantor at the request of the Lender, but which has not yet done so as of the date of such certificate, and providing an explanation of the reasons why each such Subsidiary is not a Guarantor, signed by a Responsible Officer of the applicable Credit Party;

(d) as soon as available and in any event within five (5) Business Days after the date of issuance thereof (if any such audit report or management letter is ever issued), any (1) interim or special audit report made by independent accountants of the books of the Credit Parties or any of their Subsidiaries or (2) management letter prepared by the independent public accountants who reported on the financial statements provided for in Subsection 6.3(a) above, with respect to the internal audit and financial controls of the Credit Parties and their Subsidiaries;

(e) as soon as available and in any event within thirty (30) days prior to the commencement of each fiscal year of the Credit Parties, management-prepared Consolidated financial projections of the Credit Parties and their Subsidiaries for the immediately following three (3) fiscal years (setting forth such projections on both an annual basis and on a monthly basis for the upcoming fiscal year and on an annual basis only for the two (2) fiscal years thereafter), such projections to be prepared and submitted in such format and detail as reasonably requested by the Lender; and

(f) such other information relating to the financial condition, operations and business affairs of any Credit Party or any of its Subsidiaries as from time to time may be reasonably requested by the Lender.

6.4 Inspections; Appraisals and Physical Counts.

(a) Upon reasonable notice (which may be telephonic notice), at all reasonable times and as often as the Lender may request, permit any authorized representative designated by the Lender, including without limitation, any consultant engaged by the Lender, to visit and inspect the Properties and financial records of the Credit Parties and to make extracts from such financial records and permit any authorized representative designated by the Lender (together with any accompanying representatives of the Lender) to discuss the affairs, finances and condition of the Credit Parties with any Responsible Officer and the Credit Parties’ independent public accountants, as applicable. The Lender agrees that it shall schedule any meeting with any such independent public accountant through the Borrower, and a Responsible Officer of the Borrower shall have the right to be present at any such meeting.

(b) The Lender and any consultant of the Lender shall each have the right to examine as often as the Lender may request, the existence and condition of the Accounts, books and records of the Borrower and its Subsidiaries and to review their compliance with the terms and conditions of this Agreement and the other Loan Documents, subject to governmental confidentiality requirements. The Lender shall also have the right to verify with any and all customers of the Borrower and its Subsidiaries the existence and condition of the Accounts, as often as the Lender may require, without prior notice to or consent of the Borrower or any of its Subsidiaries. Without in any way limiting the foregoing, the Lender shall have the right to order and obtain an appraisal of the Inventory, the Equipment and/or the Real Estate of the Borrower and its Subsidiaries by an appraisal firm satisfactory to the Lender as often as the Lender may request. Without in any way limiting the foregoing, the Borrower agrees to cooperate and to cause its Subsidiaries to cooperate in all respects with the Lender and its representatives and consultants in connection with any and all inspections, examinations and other actions taken by the Lender or any of its representatives or consultants pursuant to this Section 6.4. The Borrower hereby agrees to promptly pay, upon demand by the Lender, any and all fees and expenses incurred by the Lender in connection with any inspection, examination, appraisal or review permitted by the terms of this Section 6.4; provided, however, that so long as no Default or Event of Default is continuing, the Borrower shall only be obligated to pay for (x) one Inventory appraisals during each consecutive 12-month period, and (y) one Equipment appraisal and one Real Estate appraisal of all real property then included within Eligible Real Estate (as defined in the Revolving Credit Agreement) during any consecutive 12-month period, but only if the Borrower has elected the reappraisal option for the applicable annual Equipment and Real Estate Annual Adjustments;

6.5 Further Assurances.

(a) Upon request by the Lender, promptly execute and deliver any and all other and further agreements and instruments and take such further action as may be reasonably requested by the Lender to (a) cure any defect in the execution and delivery of any Loan Document or more fully to describe particular aspects of any of the Credit Parties’ agreements set forth in the Loan Documents or so intended to be, (b) to carry out the provisions and purposes of this Agreement an the other Loan Documents, and (c) grant, preserve, protect and perfect the second priority Liens (subject to the Liens evidenced by the First Lien Collateral Documents) created or intended to be created by the Security Documents in the Collateral.

(b) Promptly following the repayment in full of the First Lien Obligations and the termination of the Total Revolving Credit Commitment (as defined in the Revolving Credit Agreement; collectively, the “First Lien Termination Date”) the Borrower shall deliver to the Lender (i) Collateral Access Agreements from each owner of each real Property location leased and each operator of each public warehouse location utilized by any of the Credit Parties, to the extent that the First Lien Lenders had the benefit of or were entitled to (regardless of any Rent Reserve (as defined in the Revolving Credit Agreement) against Availability comparable agreements under the terms of the Revolving Credit Agreement as in effect on the date prior to the First Lien Termination Date and (ii) evidence of fully-paid valid title insurance, with endorsements and in amounts comparable to those contained in the title insurance benefitting the First Lien Lenders, or to which they were entitled on the First

Lien Termination Date, insuring that the Lender shall have a perfected first priority Lien (subject to the Intercreditor Agreement) on all real Property constituting Collateral as of the First Lien Termination Date.

6.6 Books and Records. Maintain financial records and books in accordance with accepted financial practice and GAAP.

6.7 Insurance.

(a) Keep its insurable Properties adequately insured at all times by financially sound and reputable insurers.

(b) Maintain such other insurance, to such extent and against such risks, including fire and other risks insured against by extended coverage and employee liability, as is customary with companies similarly situated and in the same or similar businesses, provided, however, that such insurance shall insure the Property of the Borrower and each of its Subsidiaries against all risk of physical damage, including without limitation, loss by fire, explosion, theft, fraud and such other casualties as may be reasonably satisfactory to the Lender, , but in no event at any time in an amount less than the replacement value of the Collateral.

(c) Maintain in full force and effect worker’s compensation coverage and public liability insurance against claims for personal injury or death or property damage occurring upon, in, about or in connection with its operations and with the use of any Properties owned, occupied or controlled by the Borrower or any of its Subsidiaries, in such amounts as the Lender shall reasonably deem necessary.

(d) Maintain such other insurance as may be required by law or as may be reasonably requested by the Lender for purposes of assuring compliance with this Section 6.7.

All insurance covering tangible personal Property subject to a Lien in favor of the Lender granted pursuant to the Security Documents shall provide that, in the case of each separate loss, the full amount of insurance proceeds shall be payable to the Lender and shall further provide for at least 30 days’ prior written notice to the Lender of the cancellation or substantial modification thereof.

6.8 ERISA. At all times, except where a failure to comply with any of the following, individually or in the aggregate, would or could reasonably be expected to result in a material obligation or liability of any Credit Party: (a) make contributions to each Plan in a timely manner and in an amount sufficient to comply with the minimum funding standards requirements of ERISA; (b) immediately upon acquiring knowledge of (i) any Reportable Event in connection with any Plan for which no administrative or statutory exemption exists or (ii) any Prohibited Transaction in connection with any Plan, that could result in the imposition of material damages or a material excise tax on the Borrower or any Subsidiary thereof, furnish the Lender a statement executed by a Responsible Officer of the Borrower or such Subsidiary setting forth the details thereof and the action which the Borrower or any such Subsidiary proposes to take with respect thereto and, when known, any action taken by the Internal Revenue Service with respect thereto; (c) notify the Lender promptly upon receipt by the Borrower or any Subsidiary thereof of any notice of the institution of any proceedings or other actions which may result in the termination of any Plan by the PBGC and furnish the Lender with copies of such notice; (d) pay when due, or within any applicable grace period allowed by the PBGC, all required premium payments to the PBGC; (e) furnish the Lender with copies of the annual report for each Plan filed with the Internal Revenue Service not later than ten (10) days after the Lender requests such report; (f) furnish the Lender with copies of any request for waiver of the funding standards or extension of the amortization periods required by Sections 303 and 304 of ERISA or Section 412 of the Code promptly after the request is submitted to the Secretary of the Treasury, the Department of Labor or the Internal Revenue Service, as the case may be; and (g) pay when due all installment contributions required under Section 302 of ERISA or Section 412 of the Code or within 10 days of a failure to make any such required contributions when due furnish the Lender with written notice of such failure.

6.9 Use of Proceeds. Subject to the terms and conditions contained herein, use the proceeds of the Loans for (a) refinancing existing indebtedness of the Borrower and its Subsidiaries; (b) payment of the Obligations, as provided in this Agreement; (c) financing purchases and acquisitions permitted to be made by the Borrower under the terms of Section 7.4(e)(7); and (d) financing dividends and distributions permitted to be made by the Borrower under the terms of Section 7.10; provided, that no proceeds of any Loan shall be used (w) for the purpose of purchasing or carrying directly or indirectly any margin stock as defined in Regulation U (“Reg U”) of the Board of Governors of the Federal Reserve System, (x) for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any such margin stock, (y) for any other purpose which would cause such Loan to be a “purpose credit” within the meaning of Reg U and (z) for any purpose which would constitute a violation of Reg U or of Regulations G, T or X of the Board of Governors of the Federal Reserve System or any successor regulation of any thereof or of any other rule, statute or regulation governing margin stock from time to time.

6.10 Guarantors, Joinder Agreements. Promptly inform the Lender of the creation or acquisition of any Subsidiary of any Credit Party or the commencement of any business operations by any Inactive Subsidiary after the Loan B Closing Date and, within thirty (30) days after the written request of the Lender delivered in accordance with Section 9.2 below, cause (a) each such Subsidiary that is a Domestic Subsidiary or created under the laws of Canada to become a Guarantor by execution and delivery to the Lender, of a Guaranty or a Joinder Agreement (if a Joinder Agreement is requested by the Lender in lieu of a Guaranty), (b) a perfected security interest (subject, as to priority, only to the Liens of the First Lien Collateral Documents and other Liens permitted under Section 7.2(c)) to be granted to the Lender in all of the Equity Interests of such Subsidiary owned by any Credit Party or any of its other Subsidiaries if such newly acquired or created Subsidiary or previously Inactive Subsidiary is a Domestic Subsidiary or created under the laws of Canada, or if such newly acquired or created Subsidiary or previously Inactive Subsidiary is not a Domestic

Subsidiary or a Subsidiary created under the laws of Canada, then not more than sixty-five percent (65%) of all issued and outstanding Equity Interests of such Subsidiary shall be pledged as Collateral pursuant to the foregoing pledge requirement for Equity Interests, (c) cause each such Subsidiary that is a Domestic Subsidiary or created under the laws of Canada to grant to the Lender a security interest (subject only to (i) the Liens of the First Lien Collateral Documents; (ii) Liens permitted under Sections 7.2(b) and (e) as to Accounts and Permitted Investment Securities which do not have priority over the Lien of the Lender, (iii) Liens permitted under Section 7.2 as to all other Collateral which do not have priority over the Lien of the Lender, and (iv) purchase money Liens existing as of the date of acquisition by Borrower or any other Subsidiary of the Borrower of such newly acquired Subsidiary, if applicable) in all Accounts, Inventory, Equipment, general intangibles and other tangible and intangible personal Property and all real Property owned at any time by such Subsidiary and all products and proceeds thereof (subject to similar exceptions as set forth in the Security Documents), and (d) cause such Subsidiary to deliver to the Lender such related certificates, legal opinions and documents (including Organizational Documents) as the Lender may reasonably require; provided, however, that any Subsidiary that is not a Domestic Subsidiary or created under the laws of Canada shall not be required to become a Guarantor or grant any Liens hereunder. To the extent reasonably feasible, all of the foregoing requirements shall be affected by the execution and delivery of a Joinder Agreement in a form acceptable to the Lender.

6.11 Notice of Events. Notify the Lender within one (1) Business Day after any Responsible Officer of any of the Credit Parties acquires knowledge of the occurrence of, or if any of the Credit Parties causes or intends to cause, as the case may be, any of the following: (i) the institution of any lawsuit, administrative proceeding or investigation affecting any Credit Party or any of its Subsidiaries, including without limitation, any audit by the Internal Revenue Service, the adverse determination under which could reasonably be expected to have a Material Adverse Effect; (ii) any development or change in the business or affairs of any Credit Party or any of its Subsidiaries which has had or which is likely to have, in the reasonable judgment of any Responsible Officer of any of the Credit Parties, a Material Adverse Effect; (iii) any Event of Default or Default, together with a reasonably detailed statement by a Responsible Officer on behalf of the Borrower of the steps being taken to cure the effect of such Event of Default or Default; (iv) the occurrence of a default or event of default by any Credit Party or any of its Subsidiaries under any agreement or series of related agreements to which it is a party, which default or event of default could reasonably be expected to have a Material Adverse Effect; (v) any material violation by, or investigation of any Credit Party or any of its Subsidiaries in connection with any actual or alleged material violation of any Legal Requirement imposed by the Environmental Protection Agency, the Occupational Safety and Health Administration or any other Governmental Authority which has or is likely to have, in the reasonable judgment of any Responsible Officer of any Credit Party, a Material Adverse Effect; (vi) any significant change in the accuracy of any material representations and warranties of the any Credit Party or any of its Subsidiaries in this Agreement or any other Loan Document (including without limitation, the representations and warranties in Section 5.20(b)); (vii) the delivery of any written notice of default or event of default to any Credit Party by any representative or holder of any First Lien Debt; and (viii) any of the following: (1) the occurrence of a Reportable Event with respect to any Plan; (2) the institution of any steps by the Borrower, any ERISA Affiliate, the PBGC or any other Person to terminate any Plan; (3) the institution of any steps by the Borrower or any ERISA Affiliate to withdraw from any Plan; (4) a Prohibited Transaction in connection with any Plan; (5) any material increase in the contingent liability of the Borrower or any Subsidiary of the Borrower with respect to any post-retirement welfare liability; or (6) the taking of any action by, or the threatening of the taking of any action by, the Internal Revenue Service, the Department of Labor or the PBGC with respect to any of the foregoing.

6.12 Environmental Matters. Without limiting the generality of Section 6.1(c) hereof, (a) comply in all material respects with all material limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Requirement of Environmental Law, or Environmental Permit; (b) obtain and maintain in effect all Environmental Permits reasonably necessary to the conduct of any material aspect of its business; and (c) keep its Property free of any Environmental Claims or Environmental Liabilities, other than Environmental Claims or Environmental Liabilities, contingent or otherwise, disclosed in Schedule 5.17 attached hereto or any of the environmental assessments or studies described in Schedule 5.17 attached hereto. In the event that any Credit Party or any of its Subsidiaries receives any demand or claim from any Person, including without limitation, any Governmental Authority, asserting the liability of any Credit Party or any of its Subsidiaries as a result of any Environmental Liabilities or requesting or requiring that any Environmental Liabilities be remediated by any Credit Party or any of its Subsidiaries, such Credit Party agrees to promptly take action and thereafter diligently pursue the same to completion in a manner necessary to cause the applicable Environmental Liabilities to be remediated as soon as reasonably possible in accordance with all applicable Requirements of Environmental Law. Each Credit Party, jointly and severally with all other Credit Parties, hereby indemnifies and agrees to hold the Lender harmless from and against any and all liability, loss, damage, suit, action or proceeding arising out of its respective business or the business of any of its Subsidiaries, pertaining to any Environmental Liabilities, including without limitation, claims of any Governmental Authority or any other Person arising under any Requirement of Environmental Law; provided, that the foregoing indemnity shall not apply to the extent, but only to the extent the applicable liability, loss, damage, suit, action or proceeding is caused by the willful misconduct, knowing and willful breach of any Loan Document or gross negligence of the party seeking indemnification.

6.13 End of Fiscal Year. Cause each of its fiscal years to end on June 30th of the applicable year.

6.14 Pay Obligations and Perform Other Covenants. Make full and timely payment of the Obligations, whether now existing or hereafter arising, as and when due and payable, duly comply with all of the terms and covenants contained in this Agreement and in each of the other Loan Documents at all times and places and in the manner set forth therein, and except for the filing of continuation statements and the making of other filings by the Lender as secured party or assignee, at all times take all actions necessary to maintain the Liens and security interests provided for under or pursuant to this Agreement and the Security Documents as valid perfected first priority Liens on the Collateral intended to be covered thereby (subject only to the Liens of the First Lien Collateral Documents and other Liens expressly permitted by Section 7.2 hereof) and supply all information to the Lender necessary for such maintenance.

6.15 Accounts and Other Collateral Matters. Maintain books and records pertaining to the respective Collateral owned by any Credit Party in detail, form and scope as the Lender shall reasonably require. Each Credit Party will, promptly after any of its Responsible Officers learns thereof, report to the Lender any material loss or destruction of, or substantial damage to, any of the Collateral, and any other matters materially affecting the value, enforceability or collectibility of any of the Collateral. If any amount payable under or in connection with any Account is evidenced by a promissory note or other instrument, as such terms are defined in the Uniform Commercial Code, such promissory note or instrument shall be promptly pledged, endorsed, assigned and delivered to the First Lien Collateral Agent as additional First Lien Collateral if the original principal amount of such promissory note or instrument is $50,000 or greater. No Credit Party shall redate, or allow any of its Subsidiaries to redate, any invoice or sale or without written notice to the Lender, make or allow to be made sales on extended dating beyond that customary in the industry. No Credit Party nor any of its Subsidiaries shall be entitled to pledge the Lender’s credit on any purchases or for any purpose whatsoever.

6.16 Agreements. Promptly after Lender’s request, the Borrower shall deliver or cause to be delivered to the Lender copies of all material employment agreements, management fee agreements, tax sharing agreements, loan agreements, notes and other documentation evidencing any Indebtedness of any Credit Party or any of its Subsidiaries which the Lender may request.

7. NEGATIVE COVENANTS.

Until the Obligations shall have been paid in full, each Credit Party executing this Agreement covenants and agrees, jointly and severally with all of the Credit Parties, that it will not do (and will not suffer or permit any of its Subsidiaries, if any, to do) any of the following:

7.1 Limitation on Incurrence of Indebtedness. Create, incur, issue, assume, guarantee or otherwise become directly or indirectly liable, contingently or otherwise, with respect to (collectively, “incur”) any Indebtedness (including Acquired Debt), and the Borrower shall not issue any Disqualified Stock and shall not permit any of its Subsidiaries to issue any shares of preferred stock; provided, however, that the Borrower may incur Indebtedness (including Acquired Debt) or issue Disqualified Stock, and the Guarantors may incur Indebtedness (including Acquired Debt) or issue preferred stock, if in each case the Fixed Charge Coverage Ratio for the Borrower’s most recently ended four full fiscal quarters for which internal financial statements are available immediately preceding the date on which such additional Indebtedness is incurred or such Disqualified Stock or preferred stock is issued would have been at least 2.00 to 1.0, determined on a pro forma basis (including a pro forma application of the net proceeds therefrom and applying the principles set forth in the definition of Fixed Charge Coverage Ratio), as if the additional Indebtedness had been incurred, or the preferred stock or Disqualified Stock had been issued, as the case may be, at the beginning of such four-quarter period.

The first paragraph of this Section 7.1 shall not prohibit the incurrence of any of the following items of Indebtedness (collectively, “Permitted Debt”):

(a) the incurrence by the Borrower and any Subsidiary of Indebtedness and letters of credit under the First Loan Agreements in an aggregate drawn principal amount at any one time outstanding under this clause (a) (with letters of credit being deemed to have a principal amount equal to the maximum potential liability of the Borrower and its Subsidiaries thereunder) not to exceed $210,000,000, less the excess of (i) the aggregate amount of all proceeds of Asset Sales actually applied by the Borrower or any of its Subsidiaries to (1) prepay any of the Term Loans or (2) repay any revolving credit loan Indebtedness under the Credit Facility, but only if and to the extent that such repayment of revolving credit loans thereunder results in a permanent reduction in the related revolving credit commitment over (ii) $10,000,000 from the Loan A Closing Date to the Loan A Maturity Date; for the avoidance of doubt, the following repayments or prepayments of Indebtedness under the First Loan Agreements will not result in any reduction of the $210,000,000 amount of permissible drawn principal amount of Indebtedness under this clause (a), regardless of the source of the funds used: (x) any regularly scheduled principal payments of term credit Indebtedness, including scheduled principal payments of the Term Loans (as defined in the Term Loan Agreement), (y) any “excess cash flow” principal payments of the Term Loans required under the Term Loan Agreement, or (z) any principal payments of the revolving loans under the Credit Facility to the extent there is not an equivalent permanent reduction in the related revolving credit commitment;

(b) Indebtedness secured by Liens permitted by Section 7.2 hereof;

(c) Purchase money Indebtedness (including the amount of any Capital Lease Obligations required to be capitalized and included as a liability on the consolidated balance sheet of the Borrower and its Subsidiaries) incurred to finance Capital Expenditures (to the extent such Capital Expenditures are otherwise permitted hereunder);

(d) All First Lien Obligations not described under clause (a) above;

(e) Other liabilities or Indebtedness existing on the date of this Agreement and set forth on Schedule 5.16 attached hereto;

(f) Current accounts payable and unsecured current liabilities (including current accrued expenses), not the result of borrowings, to vendors, suppliers, landlords, lessors and persons providing services, for expenditures on ordinary trade terms for goods and services normally required by the Borrower or any of its Subsidiaries in the ordinary course of business;

(g) Indebtedness of any Guarantor (other than the Parent) to the Borrower or to any other Guarantor (other than the Parent), or the Indebtedness of the Borrower to any Guarantor (other than the Parent), provided that no such Indebtedness may be cancelled, compromised or otherwise discounted in any respect without the written consent of the Lender;

(h) Current and deferred taxes and other assessments and governmental charges (to the extent permitted by Section 7.2(e) hereof);

(i) Hedging Obligations entered into in the ordinary course of business with the Lender or any of its Affiliates for the sole purpose of protecting the Borrower and its Subsidiaries against fluctuations in interest rates, currency exchange rates and similar risks, so long as such Hedging Obligations are not speculative in nature and are incurred in the normal course of business and consistent with industry practices;

(j) Refinancing Indebtedness, to the extent the same relates to any Indebtedness otherwise permitted by this Agreement;

(k) Contingent Liabilities permitted pursuant to Section 7.3;

(l) Indebtedness arising under any performance or surety bond entered in the ordinary course of business;

(m) Unsecured, or up to $6,000,000 secured Indebtedness permitted by Section 7.2(j), Indebtedness assumed, acquired or incurred pursuant to any acquisition permitted under Section 7.4(e)(7);

(n) Indebtedness incurred to finance the purchase or maintenance of publicly-tradable securities owned by any Credit Party, so long as (1) such Indebtedness is secured by all such securities, (2) such Indebtedness does not exceed $500,000 in the aggregate at any one time outstanding, and (3) Availability is $15,000,000 or greater at all times for the 90-day period prior to such purchase or acquisition and immediately after giving effect to the applicable down payment for such securities then being acquired;

(o) Subordinated Indebtedness of Steer Parent Corporation or Steer Intermediate Corporation, provided, that accrued and unpaid interest on such Indebtedness shall only be payable in the form of “payments-in-kind”;

(p) Indebtedness incurred under this Agreement; and

(q) other Indebtedness in an aggregate amount not to exceed at any one time outstanding the difference between $3,000,000 and the principal amount of Indebtedness then outstanding and permitted under Section 7.1(n).

The Lender and each Credit Party agree that, notwithstanding anything contained in Section 7.1(g) or in any other provision contained in this Agreement which may appear to be to the contrary, the payment of any and all Indebtedness permitted by Section 7.1(g) hereof, including without limitation, all Indebtedness now or hereafter outstanding and owing by any Credit Party to another Credit Party under the Contribution Agreement (together with any and all Liens from time to time securing the same as permitted by Section 7.2(i) hereof) is hereby made and at all times hereafter shall be inferior and subordinate in all respects to the Obligations from time to time owing to the Lender pursuant hereto and to any Lien against any Collateral from time to time now or hereafter securing any of such Obligations pursuant to the terms hereof and the Security Documents. Additionally, the Lender and each Credit Party agree that, notwithstanding anything contained in any provision of this Agreement, any and all contractual, statutory or constitutional Liens which may now or hereafter held by the Borrower against any Property of any of the Borrower’s Subsidiaries as a result of any intercompany lease or sublease by the Borrower to any of its Subsidiaries of any real Property owned or leased by the Borrower are, and at all times hereafter shall be, inferior and subordinate in all respects to any Lien now or hereafter held by the Lender, against any Collateral as security for any of the Obligations pursuant to the terms hereof and the Security Documents. Each of the Credit Parties agrees to execute and deliver on its own behalf, and to cause to be executed and delivered by and on behalf of any of its Subsidiaries, any and all subordination agreements, in form and content reasonably acceptable to the Lender, which the Lender may hereafter require to further evidence the subordination of the payment of the Indebtedness permitted by Section 7.1(g) above, the Liens permitted by Section 7.2(i) and any such contractual, statutory or constitutional landlord’s Liens held by the Borrower.

The Borrower will not incur any Indebtedness (including Permitted Debt) that is contractually subordinated in right of payment to any other Indebtedness of the Borrower unless such Indebtedness is also contractually subordinated in right of payment to the Loans on substantially identical terms, provided that no Indebtedness of the Borrower will be deemed to be contractually subordinated in right of payment to any other Indebtedness of the Borrower solely by virtue of being unsecured or having a junior Lien.

For purposes of determining compliance with this Section 7.1, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Debt described in clauses (a) through (p) above, or is entitled to be incurred pursuant to the first paragraph of this Section 7.1, the Borrower shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this Section 7.1, and such classification may be changed by the Borrower from time to time in its sole discretion. All outstanding principal amounts and letters of credit, if any, outstanding on the date of this Agreement under the Credit Facility will be deemed to have been borrowed pursuant to clause (a) of the definition of Permitted Debt.

7.2 Liens. Create or suffer to exist any Lien, including pari passu Liens, upon any of its Property (including without limitation, Equity Interests in any Credit Party’s Subsidiaries) now owned or hereafter acquired, or acquire any Property upon any conditional sale or other title retention device or arrangement or any purchase money security agreement; provided, however, that the Credit Parties and their Subsidiaries (or any of them) may create or suffer to exist (collectively, “Permitted Liens”):

(a) Liens in effect on the date hereof and which are described on Schedule 7.2 attached hereto, provided, that the Property covered thereby does not increase in scope and such Liens may not be renewed and extended, unless the same relate to Refinancing Indebtedness permitted by Section 7.1(e) above;

(b) Liens against the Collateral in favor of the Lender as security for the Obligations, and first and prior Liens against the Collateral securing the First Lien Obligations incurred in accordance with Sections 7.1(a) and 7.1(d) above;

(c) Liens incurred and pledges and deposits made in the ordinary course of business in connection with workers’ compensation, unemployment insurance, old-age pensions and other social security benefits (not including any lien described in Section 412(m) of the Code);

(d) Liens imposed by law, such as carriers’, warehousemen’s, mechanics’, materialmen’s, vendors’ and landlords’ liens and other similar liens, incurred in good faith in the ordinary course of business and securing obligations which are incurred in the ordinary course of business and are not overdue for a period of more than 30 days or which are being contested in good faith by appropriate proceedings pursued in good faith and as to which the Borrower or any of its Subsidiaries, as the case may be, shall, to the extent required by GAAP, consistently applied, have set aside on its books adequate reserves;

(e) Liens securing the payment of taxes, assessments and governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA), that are not delinquent, are permitted by Section 6.2 hereof, or are being diligently contested in good faith by appropriate proceedings and as to which adequate reserves have been established in accordance with GAAP; provided, however, that the aggregate amount of overdue taxes being diligently contested in good faith at any one time secured by such Liens shall not exceed $1,000,000;

(f) Zoning restrictions, easements, licenses, reservations, provisions, covenants, conditions, waivers, restrictions on the use of property or minor irregularities of title (and with respect to leasehold interests, mortgages, obligations, liens and other encumbrances incurred, created, assumed or permitted to exist and arising by, through or under a landlord or owner of the leased property, with or without consent of the lessee) which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business;

(g) Liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety, customs and appeal bonds and other obligations of like nature, incurred as an incident to and in the ordinary course of business;

(h) Purchase money Liens securing the Indebtedness permitted by Section 7.1(c) above, provided, as a result of the creation of any such Lien, (i) no Default or Event of Default shall have occurred and is continuing, (ii) the principal amount of such Lien does not exceed 100% of the purchase price of the asset acquired with such permitted Indebtedness plus accrued interest on such Indebtedness plus protective advances made by the holder of such permitted Indebtedness, and (iii) such Lien shall not apply to any other Property other than the asset acquired with such purchase money Indebtedness;

(i) Liens in favor of the Borrower or any Guarantor (other than the Parent) securing any Indebtedness permitted pursuant to Sections 7.1(g) hereof;

(j) Liens on securing up to $6,000,000 principal amount at one time outstanding of Indebtedness permitted to be assumed, acquired or incurred pursuant to Section 7.1(m);

(k) Liens consisting of bankers’ liens and rights of setoff, but only to the extent permitted under the First Lien Loan Documents, and in each case, arising by operation of law, and Liens on documents presented in letter of credit drawings;

(l) Liens on securities securing Indebtedness to the extent permitted in accordance with Section 7.1(n); and

(m) Intentionally Omitted.

Provided, however, notwithstanding anything contained above in this Section 7.2 to the contrary, if any of the permitted Liens are of the type that are being contested in good faith by appropriate proceedings as to the Borrower or any of its Subsidiaries, the Indebtedness giving rise to such contested Lien(s) must be immediately paid upon commencement of any foreclosure process or proceeding with respect to such Lien(s) unless the same shall be effectively stayed or a surety bond with respect thereto (which is satisfactory in all respects to the Lender), is posted.

7.3 Contingent Liabilities. Incur any Contingent Obligations, other than:

(a) The guarantees by the Parent and any other Credit Party of any of the First Lien Obligations;

(b) The guarantees by the Guarantors of the Obligations;

(c) Any Contingent Obligations of the Borrower under any Hedging Obligations permitted by Section 7.1(i) above;

(d) The guarantees by the Borrower of any Indebtedness of any other Credit Party or by any Credit Party of any Indebtedness of the Borrower if such Indebtedness so guaranteed is permitted under the terms of Section 7.1 above;

(e) Endorsements of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business;

(f) Obligations in respect of Letters of Credit;

(g) Obligations relating to Liens permitted under Sections 7.2(c) through 7.2(g); and

(h) Agreements evidencing any Hedging Obligations to the extent permitted by Section 7.3(c).

7.4 Mergers, Consolidations and Sale of Assets. In any single transaction or series of related transactions, directly or indirectly:

(a) Wind up its affairs, liquidate or dissolve;

(b) Consolidate, merge with or into another Person (whether or not the Borrower is the surviving corporation);

(c) Sell, assign, convey, lease, transfer or otherwise dispose of all or substantially all of its assets other than a sale, assignment, transfer or other disposition by any Credit Party of Equity Interests of any of their respective Subsidiaries;

(d) Permit any of its Subsidiaries to issue any additional Equity Interests other than to the Borrower or any wholly-owned Subsidiary of the Borrower; or

(e) Purchase or otherwise acquire, directly or indirectly, in a single transaction or a series of related transactions, all or a substantial portion of the assets of any Person or any shares of Equity Interests of, or similar interest in, any Person;

provided, however that notwithstanding the foregoing, any of the following described actions may be undertaken, so long as no Default or Event of Default then exists or would exist immediately after giving effect to the applicable event:

(1) any Business Entity comprising the Parent may merge or consolidate with any other Business Entity comprising the Parent or may be dissolved or liquidated, so long as such dissolution or liquidation results in all assets of such Business Entity being owned by another Business Entity comprising the Parent;

(2) any Subsidiary of the Borrower may merge or consolidate with the Borrower or any other Subsidiary of the Borrower, provided, that if one or more of the entities so merging or consolidating was a Guarantor, and if the surviving entity is not the Borrower or is not yet a Guarantor, such surviving entity must become a Credit Party simultaneously with such merger by executing and delivering to the Lender a Joinder Agreement, together with all requested Security Documents, as required at such time by the Lender, appropriately completed in Proper Form;

(3) any of the Borrower’s Subsidiaries may sell, lease, transfer or otherwise dispose of any of its assets to the Borrower or any other Subsidiary of the Borrower, provided, that if the entity selling, leasing, transferring or otherwise disposing of its assets is a Guarantor, and if the entity to whom the sale, lease, transfer or other disposition was made is not the Borrower or is not yet a Guarantor, such entity must become a Credit Party simultaneously with the consummation of such lease, transfer or disposition by executing and delivering to the Lender a Joinder Agreement, together with all requested Security Documents, as required at such time by the Lender, appropriately completed in Proper Form;

(4) any Subsidiary of the Borrower may be dissolved or liquidated, so long as such dissolution or liquidation results in all assets of such Subsidiary being owned by the Borrower or a Subsidiary; provided, that if the entity dissolving or liquidating is a Guarantor, and if the entity to whom all assets of such dissolving or liquidating entity are transferred is not the Borrower or is not yet a Guarantor, such entity to whom such assets are being transferred must become a Credit Party simultaneously with the consummation of such dissolution or liquidation by executing and delivering to the Lender a Joinder Agreement, together with all requested Security Documents, as required at such time by the Lender, appropriately completed in Proper Form;

(5) Intentionally Omitted;

(6) to the extent any Collateral is sold or otherwise disposed of as permitted by this Section 7.4 and such Collateral is sold or otherwise disposed of free and clear of the Liens of the First Lien Collateral Documents, such Collateral shall be sold or otherwise disposed of free and clear of the Liens of the Security Documents and the Lender shall take such actions, including executing and filing appropriate releases, as are appropriate in connection therewith, and no approval of the Lender shall be required therefor;

(7) the Borrower and/or any other Credit Party may purchase or otherwise acquire, directly or indirectly, in a single transaction or a series of related transactions, all or a substantial portion of the assets of any Person or all or a majority of issued and outstanding Equity Interests of, or similar interest in, any Person, so long as (a) immediately after giving effect to the applicable purchase or acquisition, no Default or Event of Default exists (including without limitation, the Credit Parties are in compliance with the Fixed Charge Coverage Ratio requirements of Section 7.11) and (b) any Indebtedness incurred to finance such purchase or acquisition is permitted by Section 7.1; and

(8) The Credit Parties may make Investments to the extent permitted by Section 7.7.

7.5 Nature of Business. Materially change the nature of its business or enter into any business (or at any time own, directly or indirectly, a majority of the Equity Interests of any entity which is engaged in any business) which is substantially different from the business in which the Borrower and its Subsidiaries are engaged in as of the Loan B Closing Date.

7.6 Transactions with Related Parties. Except for any Permitted Affiliate Transactions, enter into or be a party to any other transaction, contract or agreement of any kind with any officer, director, shareholder, partner, employee or Affiliate of any Credit Party (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any such Person), unless such transaction, contract or agreement is in the ordinary course of and pursuant to the reasonable requirements of the Borrower’s or any of its Subsidiaries’ business and is made upon fair and reasonable terms and conditions not less favorable to such Person than those which could have been obtained in a comparable transaction from wholly independent and unrelated sources.

7.7 Investments, Loans. Make, directly or indirectly, any loan or advance to or have any Investment in any Person, or make any commitment to make such loan, advance or Investment, except:

(a) Equity Interests of any Credit Party acquired or issued in accordance with the other provisions of this Agreement, including without limitation, the provisions of Section 6.10 above;

(b) Permitted Investment Securities and Permitted Affiliate Transactions;

(c) loans otherwise permitted by the provisions of Section 7.1(g) above;

(d) loans to employees of the Borrower or any Subsidiary made in the ordinary course of business, so long as the aggregate amount of all such loans outstanding at any time does not exceed $100,000;

(e) Investments of the Borrower and the other Credit Parties permitted under the terms of Section 7.4(e)(7);

(f) Investments consisting of Guarantees permitted by Section 7.3(d);

(g) Investments consisting of deferred payment obligations in connection with sales of assets; and

(h) Other Investments, including joint venture interests in non-Subsidiary entities, in the aggregate amount not to exceed $500,000, provided that such Investments have been approved by the Lender, such approval not to be unreasonably withheld if (1) the aggregate amount of such Investments does not exceed $500,000 in the aggregate during the period from the Loan B Closing Date through the Loan B Maturity Date, and (2) Availability is $15,000,000 or greater at all times for the 90-day period prior to such Investment and immediately after giving effect to such Investment.

7.8 ERISA Compliance.

(a) At any time engage in any Prohibited Transaction with respect to a Plan which could reasonably be expected to result in a material liability; or permit any Plan to be terminated in a manner which could result in the imposition of a Lien on any Property of the Borrower or any of its Subsidiaries pursuant to ERISA.

(b) Engage in any transaction in connection with which the Borrower or any Subsidiary thereof would or could reasonably be expected to be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

(c) Terminate any Plan in a “distress termination” under Section 4041 of ERISA, or take any other action which could reasonably be expected to result in a material liability of the Borrower or any Subsidiary thereof to the PBGC.

(d) Fail to make payment when due of all amounts which, under the provisions of any Plan, the Borrower or any Subsidiary thereof is required to pay as contributions thereto, or, with respect to any Plan, permit to exist any material “accumulated funding deficiency” (within the meaning of Section 302 of ERISA and Section 412 of the Code), whether or not waived, with respect thereto.

(e) Adopt an amendment to any Plan requiring the provision of security under Section 307 of ERISA or Section 401(a)(29) of the Code.

7.9 Change in Accounting Method. Make or permit any change in accounting method or financial reporting practices except as may be required by GAAP, as in effect from time to time.

7.10 Redemption, Dividends, Issuance of Equity Interests, Distributions and Restricted Payments; Offer to Prepay.

(a) At any time, other than any Permitted Affiliate Transactions or after compliance with the requirements of Section 7.10(b):

(1) Redeem (whether as a result of mandatory or optional redemption obligations or rights), purchase, retire or otherwise acquire, directly or indirectly, any of its Equity Interests or set aside any amount for any such purpose;

(2)(i) Declare or pay, directly or indirectly, any dividend or fund any redemption, purchase, retirement or other acquisition of its Equity Interests, except (x) dividends paid to the Borrower or any Guarantor which is a direct parent of the Subsidiary paying the dividend (other than Cash Dividends to the Parent), (y) non-cash dividends paid to the holders of any Equity Interests of the Borrower or the Parent in the form of additional Equity Interests of the Borrower or the Parent, as applicable and (z) cash dividends paid from, or redemptions, purchases, retirement or other acquisitions of Equity Interests of the Parent funded with, proceeds from the Incurrence by the Parent of Indebtedness permitted in accordance with Section 7.1(o) or (ii) pay any management, consulting or monitoring fees to any Affiliate of the Borrower or the Parent or any officer, director, shareholder, partner or employee of any Affiliate of the Borrower or the Parent, except management or consulting fees paid to the Borrower or any Guarantor (other than the Parent, to which no management or consulting fees shall be paid);

(3) Issue any additional Equity Interests in the Borrower, except for Equity Interests issued to the Parent;

(4) Make any other distribution of any Property, cash, securities or a combination thereof, with respect to (whether by reduction of capital or otherwise) any Equity Interests except as permitted in Section 7.10(a)(2);

(5) Set apart any money for a sinking fund or other analogous fund for any dividend or other distribution on its Equity Interests or for any redemption, purchase, retirement, or other acquisition of any of its Equity Interests; or

(6) Redeem (whether as a result of mandatory or optional redemption obligations or rights), purchase, defease or retire for value, or make any principal payment on any Subordinated Indebtedness prior to the Loan B Maturity Date;

provided, however that notwithstanding the foregoing but subject to the immediately following paragraph, any payments, dividends, or distributions on and any redemptions, purchases, retirements or other acquisitions of Equity Interests otherwise prohibited under Sections 7.10(a) shall be permitted to be made by the applicable Credit Party, so long as (1) immediately after giving effect to the applicable payment, dividend or distribution on or redemption, purchase, retirement or other acquisition of Equity Interests, no Default or Event of Default exists (including without limitation, the Credit Parties are in compliance with the Fixed Charge Coverage Ratio requirements of Section 7.11, tested on a pro forma basis assuming that such payment, dividend, or distribution on or redemption, purchase, retirement or other acquisition of Equity Interests had occurred at the beginning of the four (4) most recent consecutive fiscal quarters of the Credit Parties ending on or immediately prior to the date of such payment, dividend, distribution, redemption, purchase, retirement or acquisition of Equity Interests), (2) average Availability at all times for the ninety (90)-day period prior to such payment, dividend or distribution on or redemption, purchase, retirement or other acquisition of Equity Interests, as well as Availability immediately after giving effect to the applicable payment, dividend, distribution, redemption, purchase, retirement or acquisition of Equity Interests, is equal to or greater than the sum of (A) $20,000,000 and (B) the amount that would be payable as a mandatory prepayment under the Term Loan Agreement based upon Excess Cash Flow (as defined in the Term Loan Agreement) for the then applicable fiscal year assuming such mandatory prepayment were calculated and payable under the Term Loan Agreement as of the date of payment of such applicable payment, dividend, distribution, redemption, purchase, retirement or acquisition of Equity Interests and (3) the aggregate amount of all such payments, dividends or distributions on and redemptions, purchases, retirements or other acquisitions of Equity Interests actually made from the Loan B Closing Date through the Loan B Maturity Date (excluding “payments-in-kind” of accrued and unpaid interest) does not exceed $55,000,000.

(b) Notwithstanding the foregoing, prior to the declaration or payment of any dividend (other than dividends payable solely in Capital Stock of the Person making such dividend) on, or any payment on account of, or segregation of assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Credit Party, whether now or hereafter outstanding, or any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Credit Party, other than any Permitted Affiliate Transaction or any distribution permitted under Section 7.10(a)(2) (collectively, “Restricted Distributions”), the Borrower will be required to make an offer (a “Restricted Distribution Offer”) to the Lender to prepay the Loans in such principal amount as 100% of the intended Restricted Distribution is sufficient to prepay after giving effect to any applicable prepayment fee set forth in Section 2.4(d) hereof based on the date of prepayment (such maximum principal amount of the Loan, the “RD Prepayment Amount”), plus accrued and unpaid interest to the date of prepayment, in accordance with the procedures set forth below. In the event the Lender or any Eligible Assignee, if applicable, elects not to receive a prepayment of the Loans in accordance with this Section 7.10(b), the Borrower shall not be required to prepay the Loans and may use 100% of the proposed prepayment to make the intended Restricted Distribution. In the event that, pursuant to this Section 7.10(b), the Borrower shall be required to commence a Restricted Distribution Offer, it shall follow the procedures specified below.

(1) The Restricted Distribution Offer shall remain open for a period of ten (10) Business Days following its commencement and no longer, except to the extent that a longer period is required by applicable law (the “RD Offer Period”). No later than five (5) Business Days after the termination of the RD Offer Period (the “RD Determination Date”), if the Lender and every Eligible Assignee, if applicable, has accepted the Restricted Distribution Offer, the Borrower shall either (i) notify the Lender that the Restricted Distribution Offer has been revoked and the Borrower has elected not to proceed with the intended Restricted Distribution, or (ii) pay the RD Prepayment Amount, plus accrued and unpaid interest to the date of prepayment to the Lender pro rata as set forth above; provided, in the event the Lender or any eligible Assignee, if applicable, elects not to receive a prepayment of its Loan(s) in accordance with this Section 7.10(b), the Borrower shall not be required to prepay the Loans and may use 100% of the proposed prepayment to make the intended Restricted Distribution, it being understood that if the Borrower makes a Restricted Payment Offer in connection with the declaration of a dividend or segregation of assets for a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Credit Party, no new Restricted Payment Offer need be made in connection with the payment of such dividend or the disbursement or application of assets from such fund.

(2) Upon the commencement of a Restricted Distribution Offer, the Borrower shall send, by first class mail, a notice to the Lender. The notice shall contain all instructions and materials necessary to enable the Lenders to make an election to have its Loans prepaid pursuant to the Restricted Distribution Offer. The notice, which shall govern the terms of the Restricted Distribution Offer, shall state:

(A) that the Restricted Distribution Offer is being made pursuant to this Section 7.10(b) and the length of time the Restricted Distribution Offer shall remain open;

(B) the RD Prepayment Amount (including any applicable prepayment fee), and accrued and unpaid interest to the expected RD Determination Date;

(C) that any Loan not prepaid shall continue to accrue interest;

(D) that unless the Borrower revokes the Restricted Distribution Offer or defaults in making such prepayment, any Loan to be prepaid pursuant to the Restricted Distribution Offer shall cease to accrue interest after the RD Determination Date;

(E) that the Lender electing to have the Loans prepaid pursuant to a Restricted Distribution Offer may only elect to have all of the Loans prepaid and may not elect to have only a portion of such Loans prepaid;

(F) that the Borrower shall be entitled to revoke the Restricted Distribution Offer after the Borrower receives acceptances from the Lender, but not later than the RD Determination Date by sending a telegram, telex, facsimile transmission or letter to the Lender a statement to such effect;

(G) that, in the event the Lender or any Eligible Assignee, if applicable, elects not to receive a prepayment of its Loan, the Borrower shall not be required to prepay the Loans pursuant to such Restricted Distribution Offer and may, instead, use 100% of the intended funds for the intended Restricted Distribution and

(H) that to the extent the Loans of the Lender were prepaid only in part, if required, the Borrower shall issue new Notes to such Lender equal in principal amount to the remaining outstanding principal amount of the Loans of such Lender.

If the Restricted Distribution Offer is not revoked by the Borrower on or prior to the RD Determination Date, on the RD Determination Date, the Borrower shall, to the extent lawful, prepay a principal amount of first, Loan A and second, Loan B held by the Lender at a prepayment price in cash in an amount equal to the RD Prepayment Price plus accrued and unpaid interest to the date of prepayment.

Proceeds of an intended Restricted Distribution applied to the prepayment of the Loans in accordance with this Section 7.10(b) shall not constitute a dividend or other restricted payment for purposes of determining compliance with Section 7.10(a).

7.11 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio of the Credit Parties and their Subsidiaries, on a Consolidated basis, to be less than 0.90 to 1.0 at any time on and after June 30, 2005.

7.12 Capital Expenditures. Permit the Credit Parties and their Subsidiaries, on a Consolidated basis, to make or incur Capital Expenditures (not including in the definition of Capital Expenditures for this purpose any Capital Expenditures included in any future acquisition permitted under Section 7.4(e)(7)) in excess of $6,000,000 in the aggregate during each fiscal year ending on or after June 30, 2006.

7.13 Sale of Accounts. Sell, assign, discount (other than customary and reasonable discounts in the ordinary course of business), transfer or otherwise dispose of any Accounts, promissory notes, drafts or trade acceptances or other rights to receive payment held by it, with or without recourse.

7.14 Sale and Lease-Back Transactions. Enter into any arrangement, directly or indirectly, with any Person whereby any Credit Party or any of its Subsidiaries shall sell or transfer any Property, real or personal, which is used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such Property or other Property which such Credit Party or such Subsidiary intends to use for substantially the same purpose or purposes as the Property being sold or transferred (except for transactions described in paragraph (e) of the definition of Asset Sale).

7.15 Change of Name or Place of Business. Permit any Credit Party or any of its Subsidiaries to change its address, name, jurisdiction of organization, location of its chief executive office or principal place of business or the place it keeps its material books and records, unless such Credit Party has (a) notified the Lender of such change in writing at least thirty (30) days before the effective date of such change, (b) taken such action, reasonably satisfactory to the Lender, to have caused the Liens against all Collateral in favor of the Lender to be at all times fully perfected and in full force and effect and (c) delivered such certificates of Governmental Authorities as the Lender may require substantiating such name change.

7.16 Restrictive Agreements. Other than as imposed by law, identified on Schedule 7.16, or provided in this Agreement or any of the First Lien Loan Agreements, directly or indirectly agree to restrict or condition (a) the payment of any dividends or other distributions to the Borrower or any of its Subsidiaries; (b) the payment of any Indebtedness owed to the Borrower or any of its Subsidiaries; (c) the making of any loans or advances to the Borrower or any of its Subsidiaries; or (d) the transfer of any of its properties or assets to the Borrower or any of its Subsidiaries.

7.17 Offer To Prepay Upon Change Of Control.

If a Change of Control occurs, the Lender will have the right to require the Borrower to prepay all or any part of the Lender’s Loans and other Obligations owed to the Lender pursuant to the offer described below (the “Change of Control Offer”). In the Change of Control Offer, the Borrower shall offer a Change of Control Payment in cash equal to 101% of the aggregate principal amount of the Loans prepaid plus accrued and unpaid interest thereon to the date of purchase plus any other Obligations and to the Lender (the “Change of Control Payment”). Within 30 days following any Change of Control, unless the Borrower has exercised its right to prepay the Loans pursuant to Section 2.4, the Borrower shall mail a notice to the Lender describing the transaction or transactions that constitute the Change of Control and offering to prepay the Loans on the prepayment date specified in such notice (which must be no earlier than 30 days nor later than 60 days from the date such notice is mailed, other than as required by law (the “Change of Control Payment Date”)), pursuant to the procedures required by this Agreement and described in such notice.

On the Change of Control Payment Date, the Borrower shall, to the extent lawful:

(a) prepay the Loans or portion thereof properly tendered pursuant to the Change of Control Offer; and

(b) deliver or cause to be delivered to the Lender an Officers’ Certificate stating the aggregate principal amount of the Loans or portion thereof being prepaid by the Borrower.

The Borrower shall promptly issue (upon the request of the Lender) a new Note equal in principal amount to the portion of the Loans that remains outstanding, if any.

Prior to complying with any of the provisions of this Section 7.19, but in any event within 90 days following a Change of Control, the Borrower will either repay all secured indebtedness outstanding under the First Lien Loan Agreements or obtain the requisite consents, if any, under the First Lien Loan Agreements to permit the repayment of the Loans required by this covenant. If the Borrower does not obtain such consents or repay such borrowings, the Borrower will be prohibited from prepaying the Loan. The Borrower will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.

The Borrower shall not be required to make a Change of Control offer upon a Change of Control if a third party makes the Change of Control offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 7.17 and prepays or purchases all Loans outstanding under such Change of Control Offer.

7.18 Modification or Waiver of Documents Governing First Lien Debt. Request, join in or otherwise consent to any modification, amendment or waiver of any material term of any of the First Lien Loan Documents to the extent prohibited by the terms of the Intercreditor Agreement.

7.19 Anti-Terrorism Laws. (a) Knowingly conduct any business or engage in any transaction or dealing with any Blocked Person, including the making or receiving any contribution of funds, goods or services to or for the benefit of any Blocked Person.

(b) Knowingly deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked pursuant to the Executive Order No. 13224.

(c) Knowingly engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in the Executive Order No. 13224, the USA PATRIOT Act or any other Anti-Terrorism Law.

The Borrower shall, and shall cause each other Credit Party to, deliver to the Lender any certification or other evidence requested from time to time by the Lender in its sole discretion, confirming such Credit Party’s compliance with this Section.

7.18 Asset Sales. Consummate an Asset Sale unless:

(a) such Credit Party receives consideration at the time of such Asset Sale at least equal to the fair market value of the assets issued or sold or otherwise disposed of (as determined in good faith by the Borrower);

(b) to the extent such fair market value exceeds $2,500,000, such fair market value is determined by the Borrower’s Board of Directors and evidenced by a resolution of the Board of Directors set forth in an Officers’ Certificate delivered to the Lender; and

(c) at least 75% of the consideration therefor received by such Credit Party is in the form of cash or Permitted Investments. For purposes of this provision, each of the following shall be deemed to be cash:

i. any liabilities (as shown on the Borrower’s or such Credit Party’s most recent balance sheet) of the Borrower or any Credit Party (other than contingent liabilities and liabilities that are by their terms subordinated to the Loans or any related Guaranty) that are expressly assumed by the transferee of any such assets; and

ii. any securities, notes or other obligations received by the Borrower or any such Credit Party from such transferee that are converted by the Borrower or such Credit Party into cash within 180 days after the consummation of such Asset Sale (to the extent of the cash received in that conversion).

8. EVENTS OF DEFAULT AND REMEDIES.

8.1 Events of Default. If any of the following events shall occur and be continuing, then the Lender may, by written notice (or facsimile notice) to the Borrower (1) accelerate the Loan A Maturity Date and/or the Loan B Maturity Date and declare the Loans and all other Obligations then outstanding to be, and thereupon the Loans and all other Obligations shall forthwith become, immediately due and payable, without further notice of any kind, notice of intention to accelerate, presentment and demand or protest, or other notice of any kind all of which are hereby expressly WAIVED by the Borrower; and (2) exercise any and all other rights pursuant to the Loan Documents or available under applicable law:

(a) The Borrower shall fail to pay any interest on the Loans or other amounts owed under the Loan Documents as and when due and payable, at the due date thereof (by acceleration, lapse of time or otherwise) and such failure shall continue for 3 days; or

(b) The Borrower shall fail to pay principal on the Loans as and when due and payable, whether at the due date thereof, by acceleration, lapse of time, required prepayment or otherwise; or

(c) Any representation or warranty made or deemed made by the Borrower or any Guarantor in connection with any Loan Document or in any certificate, report, notice or financial statement furnished at any time in connection with this Agreement shall prove to have been incorrect, false or misleading in any material respect when made or deemed to have been made; or

(d) any Credit Party shall default in the observance or performance of any agreement contained in Sections 7.1, 7.2, 7.3, 7.4, 7.7, 7.10, 7.11, 7.12, 7.13, 7.14 and 7.17; or

(e) any Credit Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Lender; or

(f)(i) the Borrower or any of its Subsidiaries shall fail to pay when due, or within any applicable period of grace, any other Indebtedness (excluding First Lien Obligations and the Indebtedness outstanding hereunder) aggregating in excess of $250,000 in principal amount unless such payment is being contested in good faith (by appropriate proceedings) and adequate reserves have been provided therefor, or (ii) the Borrower or any of its Subsidiaries shall default (beyond any applicable grace and curative periods) in any other manner with respect to any other Indebtedness (excluding First Lien Obligations and the Indebtedness outstanding hereunder) aggregating in excess of $250,000 in principal amount if the effect of any such default or event of default shall be to accelerate or to permit the holder of any such other Indebtedness, at its option, to accelerate the maturity of such Indebtedness prior to the stated maturity thereof, or (iii) an Event of Default shall occur under and as defined in the First Lien Loan Agreements, provided, that, an Event of Default under and as defined in the First Lien Loan Agreements that is caused by the breach of a provision in the First Lien Loan Agreements that is comparable to a provision in this Agreement shall not constitute a Default or an Event of Default hereunder, unless the action, omission, occurrence or state of events that gave rise to such breach also gives rise to a breach of the comparable provision in this Agreement, other than an Event of Default under this clause (iii) (for the avoidance of doubt, the expression “comparable provision” is intended to describe situations where both the First Lien Loan Agreements and this Agreement use similar actions, omissions, occurrences or states of events in a particular provision, but set different thresholds for the relevant parameter, provide for different exceptions or so-called “baskets,” or allow for different cure provisions, such as is the case, by way of illustration only, for the Fixed Charge Coverage Ratio maintenance covenants set forth in Section 7.12 of the Revolving Credit Agreement, Section 7.11 of the Term Loan Agreement and Section 7.11 of this Agreement); or

(g) Final judgment or judgments (or any decree or decrees for the payment of any fine or any penalty) for the payment of an uninsured money award in excess of $500,000 in the aggregate shall be rendered against any Credit Party or any of its Subsidiaries and the same shall remain undischarged and unpaid for a period of thirty (30) days during which execution shall not be effectively stayed or bonded; or

(h) Any Credit Party or any of its Subsidiaries shall have concealed, removed, or permitted to be concealed or removed, any part of its Property, with intent to hinder, delay or defraud its creditors or any of them, or made or suffered a transfer of any of its Property which is or could reasonably be expected to be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

(i) Any of the following shall occur where such occurrence could reasonably be expected to result in any material liability of any Credit Party: (1) a Reportable Event shall have occurred with respect to a Plan; (2) the filing by the Borrower, any ERISA Affiliate, or an administrator of any Plan of a notice of intent to terminate such Plan under the provisions of Section 4041 of ERISA; (3) the receipt of notice by the Borrower, any ERISA Affiliate or an administrator of a Plan that the PBGC has instituted proceedings to terminate (or appoint a trustee to administer) such a Plan; (4) any other event or condition exists which might reasonably be expected to, in the opinion of the Lender, constitute grounds under the provisions of Section 4042 of ERISA for the termination of or the appointment of a trustee to administer any Plan by the PBGC; (5) a Plan shall fail to maintain a minimum funding standard required by Section 412 of the Code for any plan year or a waiver of standard is granted under the provisions of Section 412(d) of the Code; (6) the Borrower or any ERISA Affiliate has incurred, or is likely to incur, a liability under the provisions of Section 4062, 4063, 4064 or 4201 of ERISA; (7) the Borrower or any ERISA Affiliate fails to pay the full amount of an installment required under Section 412(m) of the Code; (8) any Prohibited Transaction involving any Plan; or (9) the occurrence of any other event or condition with respect to any Plan which would constitute an event of default or default under any other material agreement entered into by the Borrower or any ERISA Affiliate; or

(j) This Agreement, any Note, any of the Security Documents or any other Loan Documents, or any material provision thereof, shall for any reason cease to be, or shall be asserted by any Credit Party, not to be, a legal, valid and binding obligation of any Credit Party, enforceable in accordance with its terms, or the Lien purported to be created by any of the Security Documents shall for any reason cease to be, or be asserted by any Credit Party not to be, a valid, first priority perfected Lien (subject to the Liens evidenced by the First Lien Collateral Documents) against any material portion of the Collateral (except to the extent otherwise permitted under this Agreement or any of the Security Documents); or

(k) Any Credit Party or any of its Subsidiaries shall suffer any writ of attachment or execution or any similar process to be issued or levied against it or any substantial part of its Property having an aggregate value in excess of $500,000 which is not released, stayed, bonded or vacated within thirty (30) days after its issue or levy.

In addition, if any of the following events shall occur, then the Loans and all other Obligations then outstanding and payable hereunder shall automatically, without demand, presentment, protest, notice of intent to accelerate, notice of acceleration or other notice to any Person of any kind, all of which are hereby expressly WAIVED by the Borrower, become immediately due and payable.

(l) Any Credit Party or any of its Subsidiaries shall commence a voluntary proceeding seeking liquidation, reorganization, or other relief with respect to itself or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official of it or a substantial part of its property or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it or shall make a general assignment for the benefit of creditors or shall generally fail to pay its debts as they become due or shall take any corporate action to authorize any of the foregoing; or

(m) An involuntary proceeding shall be commenced against any Credit Party or any of its Subsidiaries seeking liquidation, reorganization, or other relief with respect to it or its debts under any bankruptcy, insolvency, or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian, or other similar official for it or a substantial part of its property, and such involuntary proceeding shall remain undismissed and unstayed for a period of 60 days; or

(n) Any involuntary order shall be entered in any proceeding against any Credit Party or any of its Subsidiaries decreeing the dissolution, liquidation or split-up thereof, and such order shall remain in effect for sixty (60) days; or

(o) Any Credit Party or any of its Subsidiaries shall admit in writing its inability to pay its debts as they become due or fail generally to pay its debts as they become due.

8.2 Remedies Cumulative. No remedy, right or power conferred upon the Lender is intended to be exclusive of any other remedy, right or power given hereunder or now or hereafter existing at law, in equity, or otherwise, and all such remedies, rights and powers shall be cumulative.

8.3 Reliance. The Lender shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel (which may be counsel for the Borrower), independent accountants and other experts selected by the Lender.

8.4 Defaults. The Lender shall not be deemed to have knowledge of the occurrence of a Default or Event of Default (other than the non-payment of principal of or interest on the Loans or nonpayment of fees payable hereunder or under any other Loan Documents) unless it has received written notice from a Credit Party specifying such Default or Event of Default and stating that such notice is a “Notice of Default.”

9. MISCELLANEOUS.

9.1 No Waiver. No waiver of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No failure to exercise and no delay on the part of the Lender in exercising any right or power under any Loan Document or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or the abandonment or discontinuance of steps to enforce any such right or power, preclude any further or other exercise thereof or the exercise of any other right or power. No course of dealing between any Credit Party and the Lender shall operate as a waiver of any right or power of the Lender. No notice to or demand on any Credit Party or any other Person shall entitle any Credit Party or any other Person to any other or further notice or demand in similar or other circumstances.

9.2 Notices. Except as otherwise expressly permitted hereunder or under any other Loan Document, all notices under the Loan Documents shall be in writing and either (i) delivered to the intended recipient, (ii) mailed by registered or certified mail, return receipt requested, or (iii) sent by facsimile (promptly confirmed by mail, except for any notice pursuant to Section 4. l(a) hereof which need not be confirmed by mail), in each case to the intended recipient at the “Address for Notices” specified below its name on the signature pages hereof; or, as to the Lender who is a signatory hereto, at such other address as shall be designated by the Lender in a notice to the Borrower and the Lender given in accordance with this Section 9.2 or to such other address as a party may designate in a notice given in accordance with the provisions of this Section 9.2. The Borrower may change its address for purposes hereof by providing written notice of such address change to the Lender in accordance with the provisions of this Section 9.2, with any such change in address only being effective ten (10) Business Days after such change of address has been deemed given in accordance with the provisions hereof. Notices shall be deemed to have been given (whether actually received or not) when delivered (or, if mailed, on the next Business Day after deposit of such notice into the mail); however, the notices required or permitted by Sections 2.2(b) and 4.1(a) hereof shall be effective only when actually received by the Lender.

9.3 Governing Law. Unless otherwise specified therein, each Loan Document shall be governed by and construed in accordance with the laws of the State of New York (other than the conflicts of laws principles thereof) and the United States of America.

9.4 Survival; Parties Bound. All representations, warranties, covenants and agreements made by or on behalf of any Credit Party in connection herewith shall survive the execution and delivery of the Loan Documents and shall not be affected by any investigation made by any Person. The term of this Agreement shall be until the termination or lapse of all Commitments, the Loan B Maturity Date and the payment of all amounts due under the Loan Documents.

9.5 Counterparts. This Agreement may be executed in several identical counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original instrument, and all such separate counterparts shall constitute but one and the same instrument.

9.6 Limitation of Interest. The Borrower, the other Credit Parties and the Lender intend to strictly comply with all applicable laws, including applicable usury laws, if any. Accordingly, the provisions of this Section 9.6 shall govern and control over every other provision of this Agreement or any other Loan Document which conflicts or is inconsistent with this Section, even if such provision declares that it controls. As used in this Section, the term “interest” includes the aggregate of all charges, fees, benefits or other compensation which constitute interest under applicable law, provided, that, to the maximum extent permitted by applicable law, (a) any non-principal payment shall be characterized as an expense or as compensation for something other than the use, forbearance or detention of money and not as interest, and (b) all interest at any time contracted for, reserved, charged or received shall be amortized, prorated, allocated and spread, in equal or in unequal parts during the full term of the Loans and the Commitments so that interest for the entire term does not exceed the Highest Lawful Rate. In no event shall the Borrower, any other Credit Party or any other Person be obligated to pay, or the Lender have any right or privilege to reserve, receive or retain, (Y) any interest in excess of the maximum amount of nonusurious interest permitted under the laws of the United Stales or of any state, if any, which are applicable to the Lender or (Z) total interest in excess of the amount which the Lender could lawfully have contracted for, reserved, received, retained or charged had the interest been calculated for the full term of the Loans at the Highest Lawful Rate, if any, applicable to the Lender. None of the terms and provisions contained in this Agreement or in any other Loan Document which directly or indirectly relate to interest shall ever be construed without reference to this Section 9.6, or be construed to create a contract to pay the Lender for the use, forbearance or detention of money at an interest rate in excess of the Highest Lawful Rate applicable to the Lender. If the term of the Loans or the Notes is shortened by reason of acceleration of maturity as a result of any Default or Event of Default or by any other cause, or by reason of any required or permitted prepayment, and if for that (or any other) reason the Lender at any time is owed or receives (and/or has received) interest in excess of interest calculated at the Highest Lawful Rate applicable to the Lender, then and in any such event all of any such excess interest owed to or received by the Lender shall be canceled automatically as of the date of such acceleration, prepayment or other event which produces the excess, and, if such excess interest has been paid to the Lender, it shall be credited pro tanto against the then-outstanding principal balance of the Obligations to the Lender, effective as of the date or dates when the event occurs which causes it to be excess interest, until such excess is exhausted or all of such principal has been fully paid and satisfied, whichever occurs first, and any remaining balance of such excess shall be promptly refunded to its payor.

9.7 Survival. The obligations of the Borrower or any other Credit Party, as applicable, under Sections 2.3, 2.4(b), 2.6, 2.7(g). 9.9, 9.10 and 9.17 hereof shall survive the repayment of the Loans and all other Obligations and the termination of the Commitments.

9.8 Captions. The headings and captions appearing in the Loan Documents have been included solely for convenience and shall not be considered in construing the Loan Documents.

9.9 Expenses, Etc. The Borrower agrees to pay or reimburse on demand of the Lender the following: (a) the reasonable fees, expenses, disbursements and other charges of any one legal counsel engaged by the Lender in connection with any modification, supplement or waiver of any of the terms of this Agreement or any other Loan Document; (b) all out-of-pocket costs and expenses (including the fees, disbursements and other charges of any counsel to the Lender in connection with any Default or Event of Default or the enforcement of this Agreement or any other Loan Documents; (c) all transfer, stamp, documentary or other similar taxes, assessments or charges levied on or against the Lender by any governmental or revenue authority in respect of this Agreement or any other Loan Document; (d) all out-of-pocket costs, expenses, taxes, assessments and other charges incurred by the Lender in connection with any filing, registration, recording or perfection of any security interest contemplated by this Agreement, any other Loan Document, and the cost of title insurance for any Mortgage; (e) expenses of due diligence incurred by the Lender prior to or as of the Loan A Closing Date.

Except as otherwise expressly limited elsewhere in this Agreement or in any other Loan Document, the Borrower shall pay (i) all reasonable, documented out-of-pocket expenses incurred by the Lender and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Lender, in connection with the syndication and distribution (including, without limitation, via the internet or through a service such as Intralinks) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all out-of-pocket expenses incurred by the Lender, including the fees, charges and disbursements of any counsel for the Lender and of one other counsel for the Lender in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loan. Expenses being reimbursed by the Borrower under this Section include, without limiting the generality of the foregoing, costs and expenses (subject to express limitations set forth elsewhere in this Agreement or in any other Loan Document) incurred in connection with:

(i) appraisals;

(ii) field examinations and the preparation of appraisal, field examination or audit reports based on the fees charged by a third party retained by the Lender or the internally allocated fees for each Person employed by the Lender with respect to each field examination;

(iii) lien and title searches and title insurance;

(iv) environmental reviews;

(v) taxes, fees and other charges for recording the Mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Lender’s Liens;

(vi) sums paid or incurred to take any action required of any Credit Party under the Loan Documents that such Credit Party fails to pay or take; and

(vii) forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lockboxes, and costs and expenses of preserving and protecting the Collateral.

9.10 Indemnification. Each Credit Party, jointly and severally with all other Credit Parties, hereby agrees to indemnify the Lender and each Affiliate thereof and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities (including Environmental Liabilities), claims (including Environmental Claims) or damages to which any of them may become subject, insofar as such losses, liabilities, claims or damages arise out of or result from any (a) actual or proposed use by the Borrower or any other Credit Party of the proceeds of any extension of credit by the Lender hereunder, (b) breach by any Credit Party of this Agreement or any other Loan Document, (c) violation by any Credit Party or any of its Subsidiaries of any law, rule, regulation or order including any Requirements of Environmental Law, (d) Liens or security interests granted on any Property pursuant to or under the Loan Documents, to the extent resulting from any Hazardous Substance located in, on or under any such Property, (e) ownership by the Lender of any Property following foreclosure under the Loan Documents, to the extent such losses, liabilities, claims or damages arise out of or result from any Hazardous Substance, located in, on or under such Property prior to or at the time of such foreclosure, including losses, liabilities, claims or damages which are imposed upon Persons under laws relating to or regulating Hazardous Substances, solely by virtue of ownership, (f) the Lender being deemed an operator of any such Property by a court or other regulatory or administrative agency or tribunal or other third party, to the extent such losses, liabilities, claims or damages arise out of or result from any Hazardous Substance, petroleum, petroleum product or petroleum waste located in on or under such Property at or prior to the of any foreclosure thereon under the Loan Document, or (g) investigation, litigation or other proceeding (including any threatened investigation or proceeding) relating to any of the foregoing (including any proceeding brought by any Credit Party against the Lender and/or its Affiliates), and each Credit Party, jointly and severally with all other Credit Parties, agrees to reimburse the Lender, and each Affiliate thereof and their respective directors, officers, employees, counsel and agents, upon demand for any out-of-pocket expenses (including reasonable legal fees) incurred in connection with any such investigation or proceeding, AND WHETHER ANY SUCH LOSS, LIABILITY, CLAIM OR DAMAGE RESULTS FROM THE NEGLIGENCE OF ANY SUCH INDEMNIFIED PERSON; but excluding any such losses, liabilities, claims, damages or expenses incurred by a Person or any Affiliate thereof or their respective directors, officers, employees, counsel or agents by reason of (i) the gross negligence or willful misconduct of or willful and knowing breach of any Loan Document by such Person, affiliate, director, officer, employee or agent or (ii) ownership or operation of any Property by the Lender following foreclosure under the Loan Documents to the extent, but only to the extent, such losses, liabilities, etc. are attributable to the post-foreclosure actions of the Lender. Promptly after receipt by an indemnified person of notice of any claim or the commencement of any action, such indemnified person shall, if any claim in respect thereof is to be made against any Credit Party under this Section 9.10, notify such Credit Party in writing of the claim or the commencement of that action. The Credit Parties shall not be liable for any settlement of any such claim or action involving the payment of monetary damages effected without its written consent not to be unreasonably withheld. If any such claim or action shall be brought against an indemnified person, it shall notify the applicable Credit Parties thereof, and such Credit Parties shall be entitled to participate in the joint defense thereof.

9.11 Amendments, Waivers, Releases, etc.

(a) Neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (i) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower, and the Lender or (ii) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by the Lender and the Credit Party or Credit Parties that are parties thereto, with the consent of the Lender; provided that if the Lender has made any assignments pursuant to Section 9.12, no such agreement shall (i) increase the Commitment of the Lender or any Eligible Assignee without the written consent of the Lender and such Eligible Assignee, (ii) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of the Lender or Eligible Assignee directly affected thereby (provided, that any waiver of Default Rate interest shall not be considered a reduction of interest), (iii) postpone any scheduled date of payment of the principal amount of any Loan, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of the Lender and each Eligible Assignee directly affected thereby, (iv) change any provision contained in Sections 2.1(c), 2.6, 9.9(b) or 9.10 hereof or this Section 9.11 or Section 9.16 hereof without the written consent of the Lender and each Eligible Assignee directly affected thereby, or (v) release the Borrower or any Guarantor from its obligation under its Guaranty (except as otherwise permitted herein or in the other Loan Documents), without the written consent of the Lender and each Eligible Assignee.

(b) The Lender agrees to release any Liens granted to it on any Collateral (i) upon the termination of the all Commitments, payment and satisfaction in full in cash of all Obligations, (ii) constituting Property being sold or disposed of if the Credit Party disposing of such Property certifies to the Lender that the sale or disposition is made in compliance with the terms of this Agreement (and the Lender may rely conclusively on any such certificate, without further inquiry), (iii) constituting Property leased to a Credit Party under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of the Lender pursuant to Article 8. Any such release shall not in any manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

(c) If, in connection with any proposed amendment, waiver or consent requiring the consent of “the Lender and Eligible Assignee” or “the Lender and Eligible Assignee affected thereby,” the consent of the Lender and/or Eligible Assignees having greater than 66.67% of the aggregate amount of the outstanding Loans is obtained, but the consent of the Lender or other Eligible Assignees is not obtained (any such Person whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Person”), then the Borrower may elect to replace a Non-Consenting Person as a Lender party to this Agreement with an Eligible Assignee in compliance with all relevant provisions of Section 9.12 hereof without payment of any prepayment or termination fee. In such event, such Non-Consenting Person agrees to abide by the relevant provisions of Section 9.12 hereof in connection with the replacement of such Non-Consenting Person by the Eligible Assignee secured by the Borrower. Notwithstanding the foregoing right of the Borrower to replace any such Non-Consenting Person, the Lender shall not have any obligation to the Borrower to find or locate any substitute lender or lenders to replace any such Non-Consenting Person.

9.12 Successors and Assigns.

(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the other Credit Parties, the Lender and their respective successors and permitted assigns, provided that the undertaking of the Lender hereunder to make the Loans to the Borrower shall not inure to the benefit of any successor of the Borrower. Neither the Borrower nor any Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lender (and any attempted assignment or transfer by any Credit Party without such consent shall be null and void), and the Lender may not assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 9.12. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than (i) the parties hereto, their respective successors and assigns permitted hereby, (ii) any participant of the Lender (to the extent provided in subparagraph (b) below), and (iii) to the extent expressly set forth herein, the Affiliates of the Lender) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) The Lender may sell participations to any Person in all or part of any Loan, or all or part of its Notes or Commitments, to another bank or other entity, in which event,

without limiting the foregoing, the provisions of Sections 9.10 and 9.16 shall inure to the benefit of each purchaser of a participation, but all other provisions hereof shall be determined as if the Lender had not sold such participation. In the event the Lender shall sell any participation, (i) the Borrower and the Lender shall continue to deal solely and directly with the Lender in connection with the Lender’s rights and obligations under the Loan Documents (including the Note(s) held by the Lender), (ii) the Lender shall retain the sole right and responsibility to enforce the obligations of the Borrower and the other Credit Parties relating to the Loan, including the right to approve any amendment, modification or waiver of any provision of this Agreement other than (and then only if expressly permitted by the applicable participation agreement) amendments, modifications or waivers with respect to (A) any reduction of fees payable hereunder to the Lender, (B) any reduction of the amount of principal or the rate of interest payable on, or the dates fixed for the scheduled repayment of principal of, the Loans and other sums to be paid to the Lender hereunder, and (C) any postponement of any date for the payment of any amount payable in respect of the Loans of the Lender, (iii) the Credit Parties each agree, to the fullest extent it may effectively do so under applicable law, that any participant of the Lender may exercise all rights of set-off, bankers’ lien, counterclaim or similar rights with respect to such participation as fully as if such participant were a direct holder of the Loans if the Lender has previously given notice of such participation to the Borrower.

(c) The Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment and the same portion of the related Loans at the time owing to it and the related Note or Notes held by it) (a “Ratable Assignment”); provided, however, that, (i) the Borrower must give its prior written consent, which consent will not be unreasonably withheld, conditioned or delayed (except that (1) the Borrower in its sole discretion may withhold its consent when otherwise required hereunder to any proposed assignment to any affiliate of Cerberus Capital Management, Highland Capital Management or Patriarch Partners and (2) the Borrower’s consent to any such assignment shall not be required if (A) such assignment is to an Affiliate of a Lender or an Approved Fund or (B) an Event of Default has occurred which has not been waived or cured to the satisfaction of the Lender and the Required Lenders), (ii) the aggregate amount of the applicable Commitment and Loans (without duplication) of the Lender subject to each such assignment (determined as of the date the Assignment and Acceptance (as defined below) shall in no event be less than $4,000,000 (except for certain exceptions approved by the Borrower and the Lender) and shall be in an amount that is an integral multiple of $400,000 (unless all of the Lender’s Commitment and Loans is being assigned); (ii) the aggregate amount of the applicable Commitment and/or Loans of the assigning Lender immediately after each partial assignment must be at least $10,000,000 (except for certain exceptions approved by the Borrower and the Lender) and shall be in an amount which is an integral multiple of $100,000; provided, however, that upon the occurrence and during the continuance of any Event of Default, the Lender shall be entitled to assign to one or more Eligible Assignees all of the Lender’s Commitment and Loans in accordance with the other terms of this Section 9.12; and (iv) the parties to each such assignment shall execute and deliver to the Borrower for its acceptance if the Borrower’s approval of such assignment is otherwise required under the terms of this Section 9.12, a copy of the Assignment and Acceptance in a form reasonably acceptable to the Borrower (each an “Assignment and Acceptance”) with blanks appropriately completed. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance (A) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of the Lender hereunder and (B) the Lender thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of the Lender’s rights and obligations under this Agreement, the Lender shall cease to be a party hereto), and (C) except as provided in Section 7.10(b) or Section 9.11(a), whenever an action or election of the Lender or the approval of the Lender is required hereunder, such action, election or approval shall be deemed taken, made or received if the Lender and/or Eligible Assignees having greater than 66.67% of the aggregate amount of the outstanding Loans join in such action, election or approval.

(d) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of any Loan Document or any other instrument or document furnished pursuant thereto; (ii) the assignor Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Credit Party or any of its Subsidiaries or the performance or observance by the Borrower or any other Credit Party of any of its obligations hereunder; (iii) such assignee confirms that it has received a copy of this Agreement and the other Loan Documents, together with copies of the financial statements of the Borrower previously delivered in accordance herewith and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee confirms that it will keep confidential all information with respect to any Credit Party furnished to it by the Borrower or such Credit Party, the assignor Lender (other than information generally available to the public or otherwise available to the Lender on a non-confidential basis or otherwise permitted pursuant to the terms of this Agreement); (v) such assignee will, independently and without reliance upon the Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; (vi) such assignee appoints and authorizes the Lender to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Lender by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

(e) The Lender shall maintain at its office a copy of each Assignment and Acceptance delivered to it and a record of the names and addresses of the Lender and the Commitments of, and principal amount of the Loan, accrued and unpaid interest and other fees due thereunder owing to the Lender from time to time. The entries in the register shall be conclusive, in the absence of manifest error, and the Borrower and the Lender may treat each person the name of which is recorded therein as a Lender hereunder for all purposes of the Loan Documents. Such records shall be available for inspection by the Borrower or the Lender at any reasonable time and from time to time upon reasonable prior notice.

(f) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and the assignee thereunder together with the Note(s) subject to such assignment, the written consent to such assignment and the fee payable in respect thereto, the Lender shall, if such Assignment and Acceptance has been completed with blanks appropriately filled, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower and the Lender. Contemporaneously with the receipt by the Borrower of such Assignment and Acceptance and the surrender Note(s), the Borrower, at its own expense, shall execute and deliver to the Lender in exchange for the surrendered Note(s), a new Note or Notes payable to the order of such assignee in an amount equal to the applicable Commitment and Loans (without duplication) assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has retained Commitments and Loans hereunder, a new Note or Notes to the order of the assigning Lender in an amount equal to the applicable Commitment and Loans retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note(s), shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the surrendered Note(s). Such surrendered Note shall be marked canceled and returned to the Borrower.

(g) The Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.12, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Credit Party and/or any of its Subsidiaries furnished to the Lender by or on behalf of such Credit Party or such applicable Subsidiary.

(h) Notwithstanding anything herein to the contrary, the Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of the Lender, including without limitation, any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release the Lender from any of its obligations hereunder or substitute any such pledgee or assignee for the Lender as a party hereto.

9.13 Entire Agreement. This Agreement and the other Loan Documents embody the entire agreement and understanding among the Credit Parties and the Lender relating to the subject matter hereof and supersedes all prior proposals, agreements and understandings relating to the subject matter hereof. Any conflict between the provisions of this Agreement and the provisions of any other Loan Documents shall be governed by the provisions of this Agreement. The Credit Parties certify that they are relying on no representation, warranty, covenant or agreement except for those set forth in this Agreement and the other Loan Documents of even date herewith.

9.14 Severability. If any provision of any Loan Documents shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions shall not be affected or impaired thereby.

9.15 Disclosures. Every reference in the Loan Documents to disclosures of the Borrower or any other Credit Party to the Lender in writing, to the extent that such references refer to disclosures at or prior to the execution of this Agreement, shall be deemed strictly to refer only to written disclosures delivered to the Lender in an orderly manner prior to or concurrently with the execution hereof.

9.16 Capital Adequacy.

(a) If after the date of this Agreement, the Lender shall have determined that the adoption or effectiveness (regardless of whether previously announced) of any applicable Legal Requirement or treaty regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority or comparable agency charged with the interpretation or administration thereof, or compliance by the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, has or would have the effect of increasing the cost of, or reducing the rate of return on the capital of the Lender (or any holding company of which the Lender is a part) as a consequence of its obligations hereunder or under its Note to a level below that which the Lender or holding company could have achieved but for such adoption, change or compliance by an amount deemed by the Lender to be material, then from time to time, upon demand by such Lender in the form of a certificate stating the cause of such demand and reasonably detailed calculations therefor, the Borrower (subject to Section 9.6 hereof) agrees to pay to the Lender such additional amount or amounts as will compensate the Lender or holding company for such reduction.

(b) The certificate of the Lender setting forth such amount or amounts as shall be necessary to compensate the Lender or its holding company as specified in Subsection 9.16(a) above (and setting forth the calculation thereof in reasonable detail) shall be conclusive and binding, absent manifest error. The Borrower shall pay the Lender the amount shown as due on any such certificate within five days after such Lender delivers such certificate. In preparing such certificate, the Lender may employ such assumptions and allocations of costs and expenses as it shall in good faith deem reasonable and may use any reasonable averaging and attribution method.

(c) If the Lender requests compensation from the Borrower under this Section 9.16 or under Sections 2.9(b) or 9.17, then at any time within 120 days after the Borrower’s receipt of the certificate from the Lender regarding the circumstances and calculation of the applicable compensation so requested, the Borrower shall have the right to seek and obtain one or more substitute lenders approved by the Lender (which approval shall not be unreasonably withheld so long as each such substitute lender is an Eligible Assignee) to replace the Lender hereunder in compliance with all relevant provisions of Section 9.12 hereof. Contemporaneously with the replacement of the Lender hereunder with one or more such substitute lenders, the Borrower shall cause such substitute lender(s) to pay in full, as the purchase price for such assignment, the Obligations owed to the Lender, including all accrued, unpaid interest thereon and any Consequential Loss owing by the Borrower to the Lender as a result of such payment, without payment to the Lender of any prepayment fee otherwise payable to the Lender under the terms of Section 2.4(b) above. Notwithstanding the foregoing terms and provisions of this Section 9.16, (i) the Borrower shall remain obligated to make timely payment of the additional compensation set forth in the certificate presented to the Borrower by the Lender under the terms of Section 9.16(b) above for the periods prior to the applicable replacement date, and (ii) the Lender shall not have any obligation to the Borrower to find or locate any substitute lender or lenders to replace the Lender requesting compensation from the Borrower under this Section 9.16.

9.17 Taxes.

(a) As used in this Section 9.17, the following terms shall have the following meanings:

(1) “Indemnifiable Tax” means any Tax, but excluding, in any case, any Tax that (a) would not be imposed in respect of a payment to the Lender under the Notes held by the Lender or under any of the other Loan Documents except for a present or former connection between the jurisdiction of the Governmental Authority imposing such Tax and the Lender (or a shareholder or other Person with an interest therein), including a connection arising from the Lender’s (or shareholder thereof) being or having been a citizen or resident of such jurisdiction, or being or having been organized, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from the Lender having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement, the Notes held by the Lender or any other Loan Documents, (b) is imposed under United States federal income tax law or any state income or franchise tax law or (c) is described in the final sentence of Section 17(e).

(2) “Tax” means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest thereon and penalties and additions thereto) that is imposed by any Governmental Authority in respect of a payment to the Lender under the Notes or under any of the other Loan Documents.

(b) If the Borrower is required by any applicable Legal Requirement to make any deduction or withholding for or on account of any Tax from any payment to be made by it under this Agreement, under the Notes or under any other Loan Documents to the Lender, then the Borrower shall (i) promptly notify the Lender that is entitled to such payment of such requirement to so deduct or withhold such Tax, (ii) pay to the relevant Governmental Authorities the full amount required to be so deducted or withheld, (iii) promptly forward to the Lender an official receipt (or copies thereof), or other documentation reasonably acceptable to the Lender, evidencing such payment to such Governmental Authorities and (iv) if such Tax is an Indemnifiable Tax, pay, to the extent permitted by law to the Lender, in addition to whatever net amount of such payment is paid to the Lender, such additional amount as is necessary to ensure that the total amount actually received by the Lender (free and clear of Indemnifiable Tax) will equal the full amount of the payment the Lender would have received had no such deduction or withholding been required. If the Borrower pays any additional amount to the Lender pursuant to the preceding sentence and the Lender shall receive a refund of an Indemnifiable Tax with respect to which, in the good faith opinion of the Lender, such payment was made, the Lender shall pay to the Borrower the amount of such refund promptly upon receipt thereof.

(c) In the event that any Governmental Authority notifies the Borrower that it has improperly failed to withhold or deduct any Tax from a payment received by the Lender under the Notes held by the Lender or under any other Loan Documents, the Borrower agrees to timely and fully pay such Tax to such Governmental Authority and the Lender shall, upon receipt of written notice of such payment with respect to any Tax other than an Indemnifiable Tax, promptly pay to the Borrower, an amount necessary in order that the amount of such payment to the Borrower after payment of all Taxes with respect to such payment, shall equal the amount of any Tax other than an Indemnifiable Tax that the Borrower paid to such Governmental Authority pursuant to this clause (c).

(d) The Lender shall, upon request by the Borrower, take requested measures to mitigate the amount of Indemnifiable Tax required to be deducted or withheld from any payment made by the Borrower under this Agreement, under the Notes or under any other Loan Documents if such measures can, in the sole and absolute opinion of the Lender, be taken without the Lender suffering any economic, legal, regulatory or other disadvantage (provided, however, that the Lender shall not be required to designate a funding office that is not located in the United States of America).

(e) The Lender that (i) is organized under the laws of a jurisdiction other than the United States of America and (ii)(A) is a party hereto on the Loan B Closing Date or (B) becomes an assignee of an interest under this Agreement under Section 9.12 after the Loan B Closing Date (unless the Lender was already the Lender hereunder immediately prior to such assignment) shall execute and deliver to the Borrower one or more Forms W-8ECI, W-8BEN, W-8IMY (as applicable) or other applicable form, certificate or document prescribed by the United States Internal Revenue Service certifying as to the Lender’s entitlement to exemption from withholding or deduction of Taxes. The Borrower shall not be required to pay additional amounts to the Lender pursuant to this Section 9.17 to the extent that the obligation to pay such additional amounts would not have arisen but for the failure of such Lender to comply with this paragraph.

(f) The Lender agrees that if it subsequently recovers, or receives a permanent net tax benefit with respect to any amounts of Taxes (i) previously paid by it and as to which it has been indemnified by or on behalf of the Borrower or (ii) previously deducted by the Borrower (including, without limitation, any Taxes deducted from any additional sums payable under clause (b) above), the Lender shall reimburse the Borrower to the extent of the amount of any such recovery or permanent net tax benefit (but only to the extent of any indemnity payments made, or additional amounts paid, by or on behalf of the Borrower under this Section 9.17 with respect to the Taxes giving rise to such recovery or tax benefit); provided, however, that the Borrower, upon the request of the Lender, agrees to repay to such Note the Lender, the amount paid over to the Borrower, in the event the Lender is required to repay such amount to the relevant taxing authority.

(g) Notwithstanding the foregoing, in no event shall the amount payable under this Section 9.17 (to the extent, if any, constituting interest under applicable laws) together with all amounts constituting interest under applicable laws and payable in connection with this Agreement or the Notes, exceed the Highest Lawful Rate or the maximum amount of interest permitted to be charged by applicable laws.

9.18 Waiver of Claims. Each Credit Party hereby waives and releases the Lender from any and all claims or causes of action which the Borrower may own, hold or claim in respect of any of them as of the date hereof.

9.19 Right of Setoff. The Lender is hereby authorized at any time and from time to time, without notice to any Credit Party (any such notice being expressly waived by each Credit Party), to setoff and apply any and all deposits (general or special, time or demand, provisional or final, whether or not such setoff results in any loss of interest or other penalty, and including without limitation all certificates of deposit) at any time held, and any other funds or property at any time held, and other Indebtedness at any time owing by the Lender to or for the credit or the account of any such Credit Party against any and all of the Obligations irrespective of whether or not any of the Obligations are then due and irrespective of whether or not the Lender shall have made any demand under this Agreement, the Notes or any other Loan Document. Each Credit Party also hereby grants to the Lender a security interest in and hereby transfers, assigns, sets over, and conveys to the Lender, as security for payment of all Obligations, all such deposits, funds or property of any such Credit Party or Indebtedness of the Lender to any such Credit Party. Should the right of the Lender to realize funds in any manner set forth hereinabove be challenged and any application of such funds be reversed, whether by court order or otherwise, the Lender shall make restitution or refund to such Credit Party. The Lender agrees to promptly notify the Borrower after any such setoff and application, provided that the failure to give such notice will not affect the validity of such setoff and application. The rights of the Lender under this Section are in addition to other rights and remedies (including without limitation other rights of setoff) which the Lender may have.

9.20 Waiver of Right to Jury Trial. EXCEPT AS PROHIBITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, THE NOTES, ANY OF THE OTHER LOAN DOCUMENTS OR ANY TRANSACTIONS EVIDENCED THEREBY.

9.21 Additional Provisions Regarding Collection of Accounts and other Collateral.

(a) Each Credit Party hereby designates and constitutes the Lender or its designee as such Credit Party’s attorney-in-fact with power to endorse such Credit Party’s name upon any notes, acceptances, checks, drafts, money orders or other evidence of payment of any Accounts or any other Collateral that may come into its possession; to sign or endorse such Credit Party’s name on any invoice, bill of lading or other title or ownership documents relating to any Accounts or Inventory, drafts against any customers of any Credit Party, assignments and verifications of Accounts and notices to customers of any Credit Party; to send verifications of Accounts; and to notify the U.S. Postal Service authorities to change the address for delivery of mail addressed to any Credit Party to such address as the Lender may designate. All acts of said attorney or designee are hereby ratified and approved by each Credit Party, and said attorneys or designee shall not be liable for any acts of omission or commission, for any error of judgment or for any mistake of fact or law, provided that the Lender or its designee shall not be relieved of liability to the extent it is determined by a final judicial decision that its act, error or mistake constituted gross negligence or willful misconduct or willful and knowing breach of any Loan Document. The power of attorney granted under this subparagraph is coupled with an interest and is irrevocable until all of the Obligations are paid in full and this Agreement and the Commitments are terminated.

(b) The Lender, without notice to or consent of any Credit Party, at any time after the occurrence and during the continuation of an Event of Default, (i) may sue upon or otherwise collect, extend the time. of payment of, or compromise or settle for cash, credit or otherwise upon any terms, any of the Accounts or any instruments or insurance applicable thereto and/or release any account debtor thereon; (ii) is authorized and empowered to accept or direct shipments of Inventory and accept the return of the goods represented by any of the Accounts; and (iii) shall have the right to receive, endorse, assign and/or deliver in its name or the name of any Credit Party any and all checks, drafts and other instruments for the payment of money relating to the Accounts, and each Credit Party hereby waives notice of presentment, protest and non-payment of any instrument so endorsed.

(c) Nothing herein contained shall be construed to constitute any Credit Party as agent of the Lender for any purpose whatsoever, and the Lender shall not be responsible or liable for any shortage, discrepancy, damage, loss or destruction of any part of the Collateral wherever the same may be located and regardless of the cause thereof (except to the extent it is determined by a final judicial decision that Lender’s act or omission constituted gross negligence of willful conduct or willful and knowing breach of any Loan Document). The Lender shall not, under any circumstances or in any event whatsoever, have any liability for any error or omission or delay of any kind occurring in the settlement, collection or payment of any of the Accounts or any instrument received in payment thereof or for any damage resulting therefrom (except to the extent it is determined by a final judicial decision that Lender’s error, omission or delay constituted gross negligence or willful misconduct or willful and knowing breach of any Loan Document). The Lender does not, by anything herein or in any assignment or otherwise, assume any Credit Party’s obligations under any contract or agreement assigned to the Lender, and the Lender shall not be responsible in any way for the performance by any Credit Party of any of the terms and conditions thereof.

(d) Upon the occurrence and during the continuation of any Event of Default: (i) if any of the Accounts includes a charge for any tax payable to any governmental tax authority, the Lender is hereby authorized (but in no event obligated) in its discretion to pay the amount thereof to the proper taxing authority for, the account of any Credit Party and to charge or any Credit Party’s account therefor; and (ii) the Borrower shall notify the Lender if any Accounts include any tax due to any such taxing authority and, in the absence of such notice, the Lender shall have the right to retain the full proceeds of such Accounts and shall not be liable for any taxes that may be due from any Credit Party by reason of the sale and delivery creating such Accounts.

(e) Upon the occurrence and continuation of any Event of Default, the Lender may at any time and from time to time employ and maintain in the premises of any Credit Party a custodian selected by the Lender who shall have full authority to do all acts necessary to protect the Lender’s interests. Each Credit Party hereby agrees to cooperate with any such custodian and to do so whatever the Lender may reasonably request to preserve the Collateral. All costs and expenses incurred by the Lender by reason of the employment of the custodian shall be charged to the Borrower’s account and added to the Obligations.

9.22 Hedging Obligations; Cash Management Obligations.

(a) The term “Obligations,” as defined and used in this Agreement, includes all Hedging Obligations and Cash Management Obligations of the Borrower or any of its Subsidiaries (collectively, “Related Obligations”) to the Lender or any of its affiliates and branches (each an “Obligee” and, collectively, the “Obligees”), but only to the extent, if any, that such Hedging Obligations and Cash Management Obligations are permitted under the First Lien Loan Documents. Accordingly, the benefit of the Loan Documents and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of the Related Obligations solely on the condition and understanding, as among all Obligees, that (i) the Related Obligations shall be entitled to the benefit of the Loan Documents and the Collateral to the extent expressly set forth in this Agreement and the other Loan Documents and to such extent the Lender shall hold, and have the right and power to act with respect to, the Guaranty and the Collateral on behalf of and as agent for the Obligees, but the Lender shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any Obligee, (ii) all matters, acts and omissions relating in any manner to the Guaranty, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the other Loan Documents and no separate Lien, right, power or remedy shall arise or exist in favor of any Obligee under any separate instrument or agreement or in respect of any Related Obligation, (iii) each Obligee shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Loan Documents, by the Lender, who shall be entitled to act at its sole discretion and exclusively in its own interest given its own Commitments and its own interest in the Loans and other Obligations to it arising under this Agreement or the other Loan Documents, without any duty or liability to any other Obligee or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (d) no Obligee (except the Lender, to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Loan Documents and (e) no Obligee shall exercise any right of setoff, banker’s lien or similar right.

(b) Each Credit Party hereby, jointly and severally and irrevocably and unconditionally, guarantees to each of the Obligees the full and prompt payment and performance of any and all Related Obligations to each Obligee. Such guaranty shall be an absolute, continuing, irrevocable, and unconditional guaranty of payment and performance, and not a guaranty of collection, and the Credit Parties shall remain liable on such obligations hereunder until the payment and performance in full of the Related Obligations. No set-off, counterclaim, recoupment, reduction, or diminution of any obligation, or any defense of any kind or nature which the Borrower or any of its Subsidiaries may have against any Obligee or any other party shall be available to, or shall be asserted by, any Credit Party against any Obligee or any subsequent holder of the Related Obligations or any part thereof or against payment of the Related Obligations or any part thereof.

(c) If any Credit Party becomes liable for any obligations or indebtedness owing by any Subsidiary to any Obligee by endorsement or otherwise, other than under this

Section 9.22, such liability shall not be in any manner impaired or affected hereby, and the rights of each Obligee shall be cumulative of any and all other rights that any Obligee may ever have against such Credit Party.

(d) In the event of default in payment or performance of any of the Related Obligations, or any part thereof, when any part of the Related Obligations becomes due, whether by its terms, by acceleration, upon demand or otherwise, the Credit Parties shall promptly pay the amount due thereon to the applicable Obligee without notice or demand in dollars and it shall not be necessary for any Obligee, in order to enforce such payment by the Credit Parties, first to institute suit or exhaust its remedies against any Subsidiary or others liable on such Related Obligations, or to enforce any rights against any collateral which shall ever have been given to secure such Related Obligations. Notwithstanding anything to the contrary contained in this Section 9.22, each Credit Party hereby irrevocably subordinates to the prior and defeasible payment in full of the Related Obligations, any and all rights such Credit Party may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating such Credit Party to the rights of any of the Obligees) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from any Subsidiary or any other party liable for payment of any or all of the Related Obligations for any payment made by any Credit Party under or in connection with this Section 9.22 or otherwise.

(e) Each Credit Party hereby agrees that its obligations under this Section 9.22 shall not be released, discharged, diminished, impaired, reduced, or affected for any reason or by the occurrence of any event, including, without limitation, one or more of the following events, whether or not with notice to or the consent of any Credit Party: (i) the taking or accepting of collateral as security for any or all of the Related Obligations or the release, surrender, exchange, or subordination of any collateral now or hereafter securing any or all of the Related Obligations; (ii) any partial release of the liability of the Borrower or any other Credit Party hereunder, or the full or partial release of any other guarantor from liability for any or all of the Related Obligations; (iii) any disability of any Credit Party or any of its Subsidiaries, or the dissolution, insolvency, or bankruptcy of any Credit Party, any of its Subsidiaries, any guarantor or any other party at any time liable for the payment of any or all of the Related Obligations; (iv) any renewal, extension, modification, waiver, amendment, or rearrangement of any or all of the Related Obligations or any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Related Obligations; (v) any adjustment, indulgence, forbearance, waiver, or compromise that may be granted or given by any Obligee to any Credit Party, any of its Subsidiaries, or any other party ever liable for any or all of the Related Obligations; (vi) any neglect, delay, omission, failure, or refusal of any Obligee to take or prosecute any action for the collection of any of the Related Obligations or to foreclose or take or prosecute any action in connection with any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Related Obligations; (vii) the unenforceability or invalidity of any or all of the Related

Obligations or of any instrument, document, or agreement evidencing, securing, or otherwise relating to any or all of the Related Obligations; (viii) any payment by any Subsidiary of any Credit Party or any other party to any Obligee is held to constitute a preference under applicable bankruptcy or insolvency law or if for any other reason any Obligee is required to refund any payment or pay the amount thereof to someone else; (ix) the settlement or compromise of any of the Related Obligations; (x) the non-perfection of any security interest or lien securing any or all of the Related Obligations; (xi) any impairment of any collateral securing any or all of the Related Obligations; (xii) the failure of any Obligee to sell any collateral securing any or all of the Related Obligations in a commercially reasonable manner or as otherwise required by law; (xiii) any change in the corporate existence, structure, or ownership of the Borrower or any of its Subsidiaries; or (xiv) any other circumstance which might otherwise constitute a defense available to, or discharge of, any Credit Party or any of its Subsidiaries.

(f) Each Credit Party hereby waives promptness, diligence, notice of any default under the Related Obligations, demand of payment, notice of acceptance of this guaranty, presentment, notice of protest, notice of dishonor, notice of the incurring by any Subsidiary of any Credit Party of additional obligations or indebtedness, and all other notices and demands with respect to the Related Obligations and this guaranty.

9.23 Construction. Each Credit Party and the Lender acknowledge that each of them has had the benefit of legal counsel of its own choice and has been afforded an opportunity to review this Agreement and the other Loan Documents with its legal counsel and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by the parties hereto.

9.24 Joint and Several Obligations. Notwithstanding anything to the contrary contained herein or in any other Loan Documents, each Credit Party acknowledges that it and the other Credit Parties are jointly and severally responsible for their respective agreements, covenants, representations, warranties and obligations contained and set forth in this Agreement or in any other Loan Document to which the applicable Credit Party is a party.

9.25 USA Patriot Act. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”), it may be required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow the Lender to identify the Borrower in accordance with the Act.

9.26 Confidentiality. The Lender agrees to keep confidential information obtained by it pursuant hereto and the other Loan Documents confidential in accordance with the Lender’s customary practices and agrees that it will only use such information in connection with the transactions contemplated by this Agreement and not disclose any of such information in connection with the transactions contemplated by this Agreement and not disclose any of such information other than (a) to the Lender’s employees, representatives, directors, attorneys, auditors, agents, professional advisors, trustees or Affiliates who are advised of the confidential nature of such information, (b) to the extent such information presently is or hereafter becomes available to the Lender on a non-confidential basis from any source of such information that is in the public domain at the time of disclosure, (c) to the extent disclosure is required by law, regulation, subpoena or judicial order or process (provided that notice of such requirement or order shall be promptly furnished to the Borrower unless such notice is legally prohibited or such disclosure is made during an examination of a Lender’s books and records by any state or federal regulatory agency), (d) to any rating agency to the extent required in connection with any rating to be assigned to the Lender, (e) to assignees or participants or prospective assignees or participants who agree to be bound by the provisions of this Section 9.26, (f) to the extent required in connection with any litigation between any Credit Party and the Lender with respect to the Loans or this Agreement and the other Loan Documents, or (g) with the Borrower’s prior written consent.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth above.

WALCO INTERNATIONAL, INC.,
a Delaware corporation, as Borrower

By:	/s/ William F Lacey
Name:	William F. Lacey
Title:	Senior VP and CFO

Address for Notices:

Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

[Signature Page(s) to Amended and Restated Secured Term Loan Agreement]

MERRILL LYNCH PCG, INC.,
as Lender

By:	/s/ F Ensam
Name:	F Ensam
Title:	President

Address for Notices:

4 World Financial Center
New York, New York 10080
Attention: Lawrence A. First
Facsimile: (212) 449-4296

Domestic Lending Office:

4 World Financial Center
New York, New York 10080

ANIMAL HEALTH INTERNATIONAL, INC.,
a Delaware corporation, as a Guarantor

By:	/s/ William F Lacey
Name:	William F. Lacey
Title:	Senior VP and CFO

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

STEER INTERMEDIATE CORPORATION,
a Delaware corporation, as a Guarantor

By:	/s/ William F Lacey
Name:	William F. Lacey
Title:	Senior VP and CFO

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

WALCO HOLDINGS, INC.,
a Delaware corporation, as a Guarantor

By:	/s/ William F Lacey
Name:	William F. Lacey
Title:	Senior VP and CFO

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

WALCO INTERMEDIATE, INC.,
a Delaware corporation, as a Guarantor

By:	/s/ William F Lacey
Name:	William F. Lacey
Title:	Senior VP and CFO

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

AMERICAN LIVESTOCK SUPPLY, INC.,
a Delaware corporation, as a Guarantor

By:	/s/ Jon Kuehl
Name:	Jon Kuehl
Title:	President

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

WALCO TEXAS ANIMAL HEALTH, LLC
a Texas limited liability company, as a Guarantor

By:	Walco International, Inc., its sole member

By:	/s/ William F Lacey
Name:	William F. Lacey
Title:	President

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

PROVINCE LIVESTOCK SUPPLY, LTD.,
an Alberta corporation, as a Guarantor

By:	/s/ Scott Postlewaite
Name:	Scott Postlewaite
Title:	President

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

WESTERN VETERINARY SUPPLIES LTD.,
an Alberta corporation, as a Guarantor

By:	/s/ Scott Postlewaite
Name:	Scott Postlewaite
Title:	President

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

WALCO CANADA ANIMAL HEALTH LTD.,
an Alberta corporation, as a Guarantor

By:	/s/ Scott Postlewaite
Name:	Scott Postlewaite
Title:	President

Address for Notices:

c/o Walco International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: William F. Lacey
Facsimile: (817) 601-6094

With a copy to:

Animal Health International, Inc.
7 Village Circle, Suite 200
Westlake, Texas 76262
Attention: Legal Department
Facsimile: (817) 859-3218

With a copy to:

Charlesbank Capital Partners
200 Clarendon Street, 54th Floor
Boston, Massachusetts 02116
Attention: Mark Rosen and Brandon White
Facsimile: (617) 619-5402

With a copy to:

Goodwin Procter LLP
53 State Street
Boston, Massachusetts 02109
Attention: Mark D. Smith
Facsimile: (617) 523-1231

AMENDED AND RESTATED

SECURED TERM LOAN AGREEMENT

made and entered into

as of September 25, 2006

by and among

WALCO INTERNATIONAL, INC.

a Delaware corporation,

EACH OF THE CREDIT PARTIES WHICH IS NOW OR HEREAFTER A

GUARANTOR HEREUNDER FROM TIME TO TIME,

MERRILL LYNCH PCG, INC.

-and-

JPMORGAN CHASE BANK, N.A.,

a national banking association

as administrative agent